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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant / /
Filed by a Party other than the Registrant /x/
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/x/	Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)
IKOS SYSTEMS, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14D-9

Solicitation/Recommendation Statement under Section 14(d)(4)
of the Securities Exchange Act of 1934

IKOS SYSTEMS, INC.
(Name of Subject Company)

IKOS SYSTEMS, INC.
(Names of Persons Filing Statement)

COMMON STOCK, PAR VALUE $.01 PER SHARE
(Title of Class of Securities)

451716203
(CUSIP Number of Class of Securities)

Joseph W. Rockom
Chief Financial Officer and Secretary
IKOS Systems, Inc.
79 Great Oaks Boulevard
San Jose, California 95119
(408) 284-0400
(Name, address, and telephone numbers of person authorized to receive notices and communications on behalf of the persons filing statement)

With copies to:

Diane Holt Frankle, Esq.
P. James Schumacher, Esq.
Gray Cary Ware & Freidenrich, LLP
400 Hamilton Avenue
Palo Alto, California 94301
(650) 833-2000

Check the box if filing relates solely to preliminary communications made before the commencement of a tender offer. / /

Item 1. Subject Company Information.

    The name of the subject company is IKOS Systems, Inc., a Delaware corporation ("IKOS" or the "Company"). The address of the principal executive office of IKOS is 79 Great Oaks Boulevard, California, 95119 and its telephone number is (408) 284-0400.

    The title of the class of equity securities to which this Solicitation/Recommendation Statement on Schedule 14D-9 (this "Statement") relates is IKOS' common stock, par value $0.01 per share (the "Shares") including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement dated January 27, 1992 between IKOS and Manufacturers Hanover Trust Company of California, which was amended and restated by the Amended and Restated Rights Agreement dated January 22, 1999 between IKOS and Fleet National Bank (f/k/a Bank Boston, N.A.), as amended (the "Rights Agreement"). As of December 15, 2001, there were 9,341,276 shares issued and outstanding.

Item 2. Identity and Background of Filing Person.

    The filing person of this Statement is the subject company, IKOS. The business address and telephone number of IKOS are as set forth in Item 1 above.

    This Statement relates to the unsolicited tender offer (the "Offer") by Fresno Corporation, a Delaware corporation ("Purchaser") and a wholly-owned subsidiary of Mentor Graphics Corporation, an Oregon corporation ("Mentor"), to purchase all outstanding Shares, including the associated Rights, at a purchase price of $11.00 per Share, net to the seller in cash, without interest thereon (the "Offer Consideration"). The Offer is being made on the terms and subject to the conditions set forth in Purchaser's Offer to Purchase, dated December 7, 2001 (the "Offer to Purchase"), and in the related Letter of Transmittal (the "Letter of Transmittal"). The Offer is described in a Tender Offer Statement on Schedule TO, dated December 7, 2001 (the "Schedule TO"), which was filed by Purchaser with the Securities and Exchange Commission ("SEC") on December 7, 2001.

    According to the Schedule TO, the purpose of the Offer is to enable Mentor to acquire control of, and ultimately the entire equity interest in, IKOS. According to the Schedule TO, Mentor intends, as soon as practicable following consummation of the Offer, to seek to have Purchaser consummate a merger with and into IKOS (the "Proposed Merger"), with IKOS continuing as the surviving corporation and a wholly-owned subsidiary of Mentor.

    According to the Schedule TO, the offer is conditioned upon, among other things: (1) there being validly tendered and not withdrawn prior to the expiration date of the Offer a number of Shares, including the associated Rights, representing, together with the Shares owned by Mentor, at least a majority of the total number of outstanding Shares on a fully diluted basis (the "Minimum Condition"); (2) Mentor being satisfied, in its sole discretion, that the Agreement and Plan of Merger and Reorganization dated July 2, 2001 among IKOS, Synopsys, Inc. ("Synopsys") and Oak Merger Corporation (the "Merger Agreement") has been terminated in accordance with the terms of such agreement as in effect on the date of the Offer to Purchase or such other terms as may be satisfactory to Mentor in its sole discretion (the "Merger Agreement Condition"); (3) the termination fee provision in the Merger Agreement having been invalidated or the obligations to pay any amounts pursuant to such provision having been terminated, without any termination fee, or any portion thereof, having been paid by IKOS or any of its affiliates pursuant to the Merger Agreement (the "Termination Condition"); (4) the Rights having been redeemed by the IKOS Board in accordance with the terms of such Rights as in effect at such time or Mentor being satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Offer and the Proposed Merger (the "Rights Condition"); (5) Mentor being satisfied, in its sole discretion, that the provisions of Section 203 of the Delaware General Corporation Law (the "DGCL") do not apply to or otherwise restrict the Offer and the Proposed Merger (the "Section 203 Condition"); (6) IKOS's stockholders not having approved the Merger Agreement (the "Approval Condition"); (7) IKOS not having entered into or effectuated any

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agreement or transaction with any person or entity having the effect of impairing Purchaser's ability to acquire IKOS or otherwise diminishing the expected economic value to Mentor of the acquisition of IKOS (the "Impairment Condition"); and (8) any waiting periods under applicable antitrust laws having expired or been terminated. Any or all of the conditions set forth in (1)-(8) above may be waived by Mentor in its sole discretion.

    In addition, according to the Schedule TO, if any of the following conditions exist between the date of the Offer (December 7, 2001) and the Expiration Date (January 8, 2002, unless Mentor extends the period of time for which the Offer is open, in which case the Expiration Date would be the latest time and date at which the Offer, so extended, will expire), Mentor can terminate its offer:

      (a) There shall have been any law or order promulgated, entered, enforced, enacted, issued or deemed applicable to the Offer or the Proposed Merger by any court of competent jurisdiction or other competent governmental or regulatory authority which, directly or indirectly, (1) prohibits, or imposes any material limitations on, Mentor's or Purchaser's ownership or operation (or that of any of their respective subsidiaries or affiliates) of any portion of their or IKOS' businesses or assets which is material to the business of all such entities taken as a whole, or compels Mentor or Purchaser (or their respective subsidiaries or affiliates) to dispose of or hold separate any portion of their or IKOS' business or assets which is material to the business of all such entities taken as a whole, (2) prohibits, restrains or makes or seeks to make illegal the acceptance for payment, payment for or purchase of Shares pursuant to the Offer or the consummation of the Proposed Merger, (3) imposes material limitations on the ability of Purchaser or Mentor (or any of their respective subsidiaries or affiliates) effectively to acquire or to hold or to exercise full rights of ownership of the Shares purchased pursuant to the Offer including, without limitation, the right to vote such Shares on all matters properly presented to IKOS' stockholders, (4) imposes material limitations on the ability of Purchaser or Mentor (or any of their respective subsidiaries or affiliates) effectively to control in any material respect any material portion of the business, assets, liabilities, capitalization, stockholder's equity, condition (financial or otherwise), licenses or franchises or results of operations of IKOS and its subsidiaries taken as a whole, (5) seeks to require divestiture by Mentor, Purchaser or any affiliate of Mentor of any Share, (6) in the sole discretion of Mentor, imposes or seeks to impose any material condition to the Offer which is unacceptable to Mentor or Purchaser, (7) in the sole discretion of Mentor, might result in a diminution of the value of the Shares or the benefits expected to be derived by Mentor as a result of the Offer or the Proposed Merger, (8) restrains or prohibits or seeks to restrain or prohibit the performance of any of the contracts or other arrangements entered into by Mentor, Purchaser or any of their affiliates in connection with the acquisition of IKOS or obtains or seeks to obtain any material damages or otherwise directly or indirectly relates to the Offer, or (9) otherwise materially adversely affects IKOS and its subsidiaries or Mentor or any of its subsidiaries, including Purchaser, taken as a whole;

      (b) There shall be threatened, instituted or pending any action, suit, proceeding, application or counterclaim brought by a governmental or regulatory authority or by any other person, domestic or foreign (whether brought by IKOS, an affiliate of IKOS, or any other person) (1) challenging or seeking to make illegal the acquisition by Mentor or Purchaser of Shares or otherwise seeking to restrain, delay or prohibit the making or consummation of the Offer, the Proposed Merger or any other subsequent business transaction with IKOS, (2) challenging or seeking to, or which is reasonably likely to, make illegal, materially delay or otherwise directly or indirectly restrain or prohibit or seeking to, or which is reasonably likely to, impose voting, procedural, price or other requirements, including any such requirements under California law, in addition to those required by the federal securities laws and the DGCL (each as in effect on the date of the Offer to Purchase), in connection with making the Offer, the acceptance for payment of, or payment for, any Shares by Purchaser or any other affiliate of Mentor of the Proposed

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  Merger or other business combination with IKOS, or seeking to obtain material damages in connection therewith, or (3) that could reasonably be expected to result, directly or indirectly, in any of the consequences referred to in clauses (1) through (9) of paragraph (a) above;

      (c) There shall have occurred (1) any general suspension of trading in, or limitation on prices for, securities on any United States national securities exchange or in the over-the-counter market in excess of one day, (2) a commencement of a war, armed hostilities, terrorist attacks or other international or national calamity directly or indirectly involving the United States, (3) any limitation (whether or not mandatory) by any United States governmental or regulatory authority on the extension of credit by banks or other financial institutions, (4) any decline in either the Dow Jones Industrial Average, the Standard & Poor's 500 Index or the Nasdaq National Market by an amount in excess of 10% measured from the close of business on the date of the Offer to Purchase or (5) in the case of any of the foregoing (other than clause (4)) existing at the time of the Offer, a material acceleration or worsening thereof;

      (d) there shall have been any change, event or development having, or that could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of IKOS and its subsidiaries taken as a whole;

      (e) Mentor, Purchaser and IKOS shall have agreed that Purchaser shall amend the Offer to terminate the Offer or postpone the payment for Shares thereunder;

      (f)  any person (which includes a "person" as such term is defined in Section 13(d)(3) of the Exchange Act) other than Mentor, Purchaser, any of their affiliates, or any group of which any of them is a member shall have acquired beneficial ownership of more than 5% of the outstanding Shares, or any group shall have been formed which beneficially owns more than 5% of the outstanding Shares, in each case other than any person or group that has disclosed such ownership prior to the date of the Offer, and no such person (other than Mentor, Purchaser, any of their affiliates, or any group of which any of them is a member) or group shall have increased its beneficial ownership in IKOS by more than 1% of the outstanding Shares or shall have filed a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act or made a public announcement reflecting an intent to acquire IKOS or any subsidiaries or material assets of IKOS;

      (g) IKOS or any of its subsidiaries, joint ventures or partners or other affiliates shall have, directly or indirectly: (1) split, combined or otherwise changed, or authorized or proposed a split, combination or other change of, the Shares or its capitalization (other than by redemption of the Rights in accordance with their terms as such terms have been publicly disclosed prior to the date of the Offer to Purchase); (2) acquired or otherwise caused a reduction in the number of, or authorized or proposed the acquisition or other reduction in the number of, outstanding Shares or other securities of IKOS (other than as aforesaid); (3) issued, pledged, sold, authorized, proposed or announced the issuance, distribution or sale of, additional Shares (other than the issuance of Shares under options prior to the date of the Offer to Purchase, in accordance with the terms of such options as such terms have been publicly disclosed prior to the date of the Offer to Purchase), shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing; (4) declared or paid, or proposed to declare or pay, any dividend or other distribution, whether payable in cash, securities or other property, on or with respect to any shares of capital stock of IKOS (other than in the event the Rights are redeemed, the price of redemption thereof) or issued, authorized, recommended or proposed the issuance or payment of any distribution; (5) altered or proposed to alter any material term of any outstanding security (including the Rights) other than to amend the Rights Agreement to make the Rights inapplicable to the Offer

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  and the Proposed Merger; (6) incurred any debt other than in the ordinary course of business and consistent with past practices or any debt containing burdensome covenants; except with respect to the Merger Agreement, authorized, recommended, proposed or entered into an agreement, agreement in principle or arrangement or understanding with respect to any merger, consolidation, liquidation, dissolution, business combination, acquisition of assets, disposition of assets, release or relinquishment of any material contractual right, any material change in IKOS' capitalization, or other right of IKOS or any of its subsidiaries or any comparable event not in the ordinary course of business; (7) except with respect to the Merger Agreement, authorized, recommended, proposed or entered into, or announced its intention to authorize, recommend, propose or enter into, any agreement, arrangement or understanding with any person or group that, in the sole judgment of Purchaser, could adversely affect either the value of IKOS or any of its subsidiaries, joint ventures or partnerships or the value of the Shares to Mentor or Purchaser, including an amendment to the Merger Agreement; (8) transferred into escrow any amounts required to fund any existing benefit, employment or severance agreement with any of IKOS' employees other than in the ordinary course of business and consistent with past practice, or entered into or amended any employment, change in control, severance, executive compensation or similar agreement, arrangement or plan with or for the benefit of any of its employees, consultants or directors, or made grants or awards thereunder, other than in the ordinary course of business or entered into or amended any agreements, arrangements or plans so as to provide for increased or accelerated benefits to any such persons; (9) except as may be required by law, taken any action to terminate or amend any employee benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) of IKOS or any of its subsidiaries, or Purchaser shall have become aware of any such action that was not disclosed in publicly available filings prior to the date of the Offer to Purchase; (10) amended or authorized or proposed any amendment to IKOS' Certificate of Incorporation or Bylaws, or Purchaser shall have become aware that IKOS or any of its subsidiaries shall have proposed or adopted any such amendment that was not disclosed in publicly available filings prior to the date of the Offer to Purchase; (11) issued, sold, or authorized or announced or proposed the issuance of or sale to any person of any debt securities or any securities convertible into or exchangeable for debt securities or any rights, warrants or options entitling the holder thereof to purchase or otherwise acquire any debt securities or incurred or announced its intention to incur any debt otherwise than in the ordinary course of business and consistent with past practice; or (12) agreed in writing or otherwise to take any of the forgoing actions or Mentor or Purchaser shall have learned about any such action which has not previously been publicly disclosed by IKOS and also set forth in filings with the SEC;

      (h) any required approval, permit, authorization or consent of any governmental authority or agency shall not have been obtained on terms satisfactory to Mentor in its sole discretion;

      (i)  Mentor or Purchaser shall have reached an agreement or understanding with IKOS providing for termination of the Offer, or Mentor, Purchaser or any other affiliate of Mentor shall have entered into a definitive agreement or announced an agreement in principle with IKOS providing for a merger or other business combination with IKOS or the purchase of stock or assets of IKOS;

      (j)  (1) any covenant, term or condition in any of IKOS or any of its subsidiaries', joint ventures' or partnerships' instruments, licenses, or agreements is or may be materially adverse to the value of the Shares in the hands of Purchaser (including, but not limited to, any event of default that may ensue as a result of the consummation of the Offer or the Proposed Merger or the acquisition by Mentor of control of IKOS) or (2) any material contractual right, intellectual property or supply agreement of IKOS or any of its subsidiaries or affiliates shall be impaired or otherwise adversely affected or any material amount of indebtedness of IKOS or any of its subsidiaries, joint ventures or partnerships shall become accelerated or otherwise become due

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  before its stated due date, in either case, with or without notice or the lapse of time or both, as a result of the Offer or the Proposed Merger;

      (k) Purchaser shall have determined in its sole discretion that Section 2115 of the California General Corporation Law (the "CGCL") applies to the Offer or the Proposed Merger; or

      (l)  Mentor or Purchaser shall not have obtained any waiver, consent, extension, approval, action or non-action from any governmental authority or any agency, which is necessary to consummate the Offer; which, in the reasonable judgment of Mentor or Purchaser in any such case, and regardless of the circumstances (including any action or inaction by Mentor or Purchaser or any of their affiliates) giving rise to any such condition, makes it inadvisable to proceed with the Offer or with such acceptance for payment.

    The conditions to the Offer set forth in subparagraphs (a)-(l) above may be waived by Mentor or Purchaser in whole or in part at any time in their reasonable discretion.

    The Schedule TO states that the principal executive offices of Purchaser are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777.

Item 3. Past Contacts, Transactions, Negotiations and Agreements.

    Except as described or referred to in this Item 3, there exists on the date hereof no material agreement, arrangement or understanding and no actual or potential conflict of interest between IKOS or its affiliates and either (i) IKOS, its executive officers, directors or affiliates or (ii) Mentor Graphics Corporation or Fresno Corporation or any of their respective executive officers, directors or affiliates.

Effect of Change of Control Transaction Under IKOS' Stock Option Plans

    IKOS maintains a 1995 Stock Option Plan and a 2000 Nonstatutory Stock Option Plan (the "Employee Option Plans"), as well as the Virtual Machine Works 1994 Incentive Stock Option Plan (the "VMW Plan") for its employees, and a 1995 Outside Director Stock Option Plan (the "Director Option Plan") for its outside directors. Under the terms of the Employee Option Plans and the currently outstanding non-plan options, in the event of a transfer of control, the acquiring corporation may either assume or substitute for the outstanding options. If the acquiring corporation in a transfer of control does not assume or substitute for the outstanding options, any unexercisable or unvested portion of the outstanding options shall be immediately exercisable and vested in full as of the date ten days prior to the date of the transfer of control. Under the Director Option Plan, all options become immediately exercisable and vested in full as of the date ten days prior to the date of a transfer of control. A "transfer of control" is defined in both the Employee Option Plans, the non-plan options and the Outside Director Plan as: (a) the direct or indirect sale or exchange of more than 50% of the voting stock of IKOS, (b) a merger or consolidation to which IKOS is a party, (c) the sale, exchange or transfer or all or substantially all of the assets of IKOS, or (d) a liquidation or dissolution of IKOS, in which the stockholders of IKOS immediately before any such transaction do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the surviving entity. Under the VMW Plan, all unvested options could accelerate upon a transfer of control; however, there are no unvested options under the VMW Plan. Both the Merger and the Offer would constitute a transfer of control under the Employee Plans, the non-plan options and the Outside Director Plan.

    As of December 15, 2001, directors and executive officers of IKOS held outstanding stock options to purchase an aggregate of 1,277,073 shares of IKOS common stock, 158,480 of which are held by outside directors. Under the terms of the Merger, Synopsys will assume all outstanding stock options held by IKOS' directors and executive officers. There is currently no provision for assumption of options under the Offer. Pursuant to the Director Option Plan, all of the unvested option shares held

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by the outside directors would vest in full and become exercisable immediately prior to the closing of the Merger. Pursuant to the Director Option Plan, all of the unvested option shares held by the outside directors would also vest in full and become exercisable immediately prior to the consummation of the Offer. The table below sets forth the total number of option shares held by each outside director as of December 15, 2001 and the number of unvested option shares as of such date. Each outside director will receive an additional option to purchase 6,000 shares of IKOS common stock at the time of IKOS' annual meeting in 2002, vesting of which would also accelerate.

Name	Total Number of Option Shares	Number of Unvested Option Shares
Jackson Hu	33,240	18,740
James Oyler	46,000	24,000
Glenn Penisten	46,000	24,000
William Stevens	33,240	18,740

    The intrinsic value of such unvested stock options (based on a value of $11.00 per share offered pursuant to the Offer and net of the applicable exercise price) held by Messrs. Hu, Oyler, Penisten and Stevens are $43,850, $61,563, $61,563 and $43,850, respectively, or $210,826 in the aggregate.

    IKOS' executive officers held options to purchase an aggregate of 1,118,593 shares of IKOS common stock as of December 15, 2001. Under the terms of the Merger, Synopsys will assume all outstanding stock options, which would therefore not vest in full upon the consummation of the Merger. There is currently no provision for assumption of options under the Offer and, under the terms of the Employee Option Plans, options that are not assumed will vest in full and become immediately exercisable. Each of the executive officers has also entered into a change of control agreement, pursuant to which their stock options will accelerate and become fully vested in the event of certain terminations of employment after a change of control. See "Change of Control Agreements" below. If the options held by the executive officers are not assumed by Mentor, in the event the Offer is consummated, such options would therefore vest in full and become exercisable immediately prior to the consummation of the Offer. The table below sets forth the total number of option shares held by each executive officer as of December 15, 2001 and the number of unvested option shares as of such date.

Name	Total Number of Option Shares	Number of Unvested Option Shares
Gerald Casilli, Chairman of the Board	97,800	46,875
Ramon Nuñez, President and Chief Executive Officer	362,743	127,563
Thomas Gardner, VP Worldwide Sales	105,000	56,417
Daniel Hafeman, Chief Technical Officer	138,550	36,709
Robert Hum, Chief Operating Officer	271,000	133,416
Joseph Rockom, Chief Financial Officer and Secretary	143,500	52,000

The intrinsic value of such unvested stock options (based on a value of $11.00 per share offered pursuant to the Offer and net of the applicable exercise price) held by Messrs. Casilli, Nuñez, Gardener, Hafeman, Hum and Rockom are $206,683, $615,253, $308,461, $200,011, $559,978 and $258,826, respectively, or $2,149,212 in the aggregate.

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Employment Arrangements with IKOS' Officers

    IKOS has an employment agreement with Ramon A. Nuñez, IKOS Chief Executive Officer, President and Director. Mr. Nuñez's employment agreement provides that Mr. Nuñez shall receive an annual salary, subject to annual review, and other benefits on the same basis as other members of senior management. Mr. Nuñez's salary for the year ended September 29, 2001 was $337,098. Mr. Nuñez participates in a Management Incentive Plan whereby he and other members of senior management are entitled to a performance bonus for attaining specified earnings objectives as outlined by the Compensation Committee. In addition, Mr. Nuñez and other executives are granted options to purchase shares of common stock at the discretion and recommendation of the Chairman of the Board and approved by the Compensation Committee. Mr. Nuñez's employment pursuant to his employment agreement may be terminated by IKOS at any time, with or without cause; provided, however, if Mr. Nuñez's employment is terminated by IKOS for any reason other than cause (as defined in the employment agreement) he shall be entitled to the following severance benefits: (i) payment over a nine (9) month period of a monthly amount equal to his average monthly income received from IKOS, which includes all compensation received, for the twelve (12) months prior to his termination; (ii) continued vesting of stock options granted pursuant to his employment agreement; and (iii) continued provision of employee benefits for the nine (9) month period following termination. The employment agreement is filed as an exhibit hereto and is incorporated herein by reference.

    Robert Hum, the Chief Operating Officer of IKOS, has executed an employment agreement with Synopsys, which would be effective upon the closing of the Merger. This agreement provides for an increase in salary and bonus over the amounts he is currently being paid and for additional Synopsys stock options to be granted to him following the closing of the Merger and places a non-competition prohibition on Mr. Hum, which lasts until the later of one year after termination of employment and the second anniversary of the closing of the Merger. Pursuant to this agreement, either Synopsys or Mr. Hum can terminate the employment relationship for any reason at any time. However, if Mr. Hum is terminated without cause or resigns for good reason, he will be entitled to continuation of his base salary (including the target bonus to which he would have been entitled had he remained employed through the year of termination), vacation pay and insurance and health benefits until the later of one year after the termination of employment and the second anniversary of the closing of the Merger. In addition, his former IKOS stock options would accelerate and vest in full.

Change of Control Agreements

    IKOS has entered into change of control agreements with each of its current executive officers (Ramon Nuñez, Joseph Rockom, Thomas Gardner, Robert Hum and Daniel Hafeman) and with Gerald Casilli. These agreements provide that if, within one year of a "transfer of control," such officer's employment is terminated without cause (as defined in the agreements), or the officer terminates his employment as a result of being required to relocate more than 30 miles or because his base salary immediately prior to the transfer of control is reduced, he shall continue to receive his base salary (including commission, if any, based on the prior year's average), vacation and insurance and health benefits for a period of one (1) year after his date of termination. In addition, these agreements provide that any unvested stock options held by an executive officer on such date of termination shall become fully vested. A "transfer of control" is defined as having occurred upon, among other things, the direct or indirect sale or exchange by stockholders of all or substantially all of the stock of IKOS, a merger or acquisition to which IKOS is a party or the sale, exchange or transfer of all or substantially all of IKOS' assets, in each case in which the stockholders of IKOS immediately before the sale, exchange or merger do not retain at least a majority of the beneficial interest in IKOS' voting stock. The consummation of the Merger would constitute a transfer of control under such agreements. The consummation of the Offer would also constitute a transfer of control under such agreements. These change of control agreements are filed as exhibits hereto and are incorporated herein by reference.

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    As a condition to the Merger, each of the persons listed above, with the exception of Mr. Hum and Mr. Casilli, were required to execute amendments to their existing change of control agreements, which would be effective upon the closing of the Merger. The amendments place a non-competition provision of such persons, which lasts until the earlier of one year after termination of employment or the second anniversary of the closing of the Merger. If within the first two years after the closing of the Merger, these employees are terminated without cause or they resign as a result of being required to relocate more than 30 miles or because their base salary immediately prior to the closing is reduced, they will be entitled to continuation of their base salary (including the target bonus for which they would have been eligible had they remained employed through the year of termination), vacation pay, and insurance and health benefits until the earlier of one year after the termination of employment or the second anniversary of the closing of the Merger. In addition, they would receive accelerated vesting of all of their former IKOS options. The amendment to Mr. Nuñez's change of control agreement provides that Synopsys may extend his non-competition period for an additional twelve months if Synopsys continues the salary and benefits referred to above during the twelve-month period.

Bonus Plan Under the Merger

    Certain management and non-management employees of IKOS determined by IKOS management would, upon completion of the Merger, be eligible to participate in a bonus plan ranging from $0 to $7.5 million, which would be paid on or near the closing date of the Merger. The total bonus amount would be calculated using the same metrics that would be used to calculate the purchase price per IKOS share under the terms of the Merger Agreement. IKOS shall determine the employees to participate in the bonus plan and the amount to be paid to each, subject to certain minimum amounts to be paid to non-management employees. The first $2 million of the bonus plan would be allocated exclusively to non-management employees. In the event that the Merger closes prior to June 30, 2002 at a price per share of $15, the total bonus plan amount will equal $5.0 million.

Confidentiality Agreement

    IKOS and Mentor previously entered into a Confidentiality Agreement dated June 16, 2000 (the "Confidentiality Agreement") in connection with discussions regarding a possible acquisition of IKOS by Mentor or other business combination. The Confidentiality Agreement is filed as an exhibit hereto and is incorporated herein by reference.

Voting Agreements

    In connection with the Merger, each of IKOS' directors and executive officers have entered into voting agreements with Synopsys which require them to vote all of their shares of IKOS common stock in favor of approval of the Merger Agreement and against any other merger or other business combination proposals, with certain exceptions. The voting agreements terminate on the earlier of the completion of the Merger or the termination of the Merger Agreement in accordance with its terms. As of December 15, 2001, there were 532,653 shares of IKOS common stock subject to the voting agreements, which represent approximately 5.7% of the outstanding IKOS common stock as of such date. The form of voting agreement is filed as an exhibit hereto and is incorporated herein by reference.

Indemnification; Directors and Officers' Insurance

    IKOS has previously entered into indemnification agreements with each of its directors and executive officers, the form of which is filed as an exhibit hereto and is incorporated herein by reference.

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    The terms of the Merger Agreement provide that for not less than six years after the effective time of the Merger, Synopsys will indemnify and hold harmless the present and former officers, directors, employees and agents of IKOS in respect of acts or omissions occurring on or prior to the effective time of the Merger to the extent provided for under IKOS' certificate of incorporation and bylaws and each indemnification agreement with IKOS directors and officers to which IKOS is a party, in each case in effect on July 2, 2001, as limited from time to time by applicable law.

    In addition, the terms of the Merger Agreement provide that for a period of six years after the completion of the Merger, Synopsys will provide directors' and officers' liability insurance in respect of acts or omissions occurring on or prior to the completion of the Merger covering each person currently covered by IKOS' directors' and officers' liability insurance policy on terms at least as favorable as the coverage in effect on July 2, 2001. However, Synopsys would not be obligated to pay, or to cause the surviving corporation in the Merger to pay, premiums in excess of 150% of the amount per annum IKOS paid in its last fiscal year. Moreover, if Synopsys or the surviving corporation in the Merger were unable to obtain the insurance required by the Merger Agreement, it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

Item 4. The Solicitation or Recommendation.

Background

    In 1997 IKOS received an unsolicited inquiry from Mentor regarding a potential business combination. Although IKOS and Mentor engaged in preliminary discussions, the discussions were terminated by Mentor prior to any formal acquisition or business combination proposal.

    In late 1999, an investment banker representing IKOS contacted Dennis Weldon, Treasurer of Mentor, concerning the possibility of a business combination transaction. Mr. Weldon informed the investment banker that Mentor was not interested in pursuing such a transaction at that time.

    On May 10, 2000, at a meeting arranged by Larry Melling, IKOS' former Vice President of Business Development and Strategic Marketing, Ramon Nuñez, Chief Executive Officer of IKOS, and Mr. Melling met with Gregory Hinckley, who is now the President and Chief Operating Officer of Mentor, in San Jose, California, to discuss how IKOS and Mentor might work together.

    On June 7, 2000, Mr. Nuñez and Robert Hum, IKOS' Senior Vice President and Chief Operating Officer and other IKOS representatives met with Dr. Walden Rhines, who is now the Chairman of the Board of Directors and Chief Executive Officer of Mentor, Mr. Hinckley and other representatives of Mentor to discuss the differences between Mentor's and IKOS' emulation technology and IKOS' emulation product roadmap.

    Following the June 7, 2000 meeting, an independent technology consultant to Mentor met with representatives of IKOS at the Hilton Garden Hotel in Cupertino, California to further evaluate IKOS' emulation technology and products.

    On June 16, 2000, Mentor and IKOS entered into a confidentiality and standstill agreement to permit Mentor to conduct a due diligence investigation of IKOS' business and products.

    In late June 2000, Mr. Hinckley contacted Mr. Melling to arrange a meeting with IKOS representatives in Paris, France. On July 6, 2000, Dr. Rhines, Mr. Hinckley, Mr. Weldon and other representatives of Mentor met with Mr. Nuñez, Mr. Hum and Mr. Melling in Paris to discuss the merits of a possible business combination. Shortly after this meeting, Mr. Hinckley and Dr. Rhines informed Mr. Nuñez that before Mentor could reach any decision regarding a potential business combination transaction, Mentor needed to hire a general manager for its emulation division and evaluate the needs of its own emulation division. As a result, these discussions terminated in July 2000 without any formal proposal being submitted by Mentor.

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    On July 27, 2000, Mr. Nuñez, Joseph Rockom, Chief Financial Officer, Vice President of Finance and Administration and Secretary of IKOS, and Mr. Weldon discussed the possibility of an original equipment manufacturing agreement between IKOS and Mentor. These discussions ended without reaching any agreement, and there were no further discussions concerning other types of business relationships.

    On November 9, 2000, Mr. Hinckley met with Mr. Nuñez and Gerald Casilli, Chairman of the Board of Directors of IKOS, to discuss the possibility of an introductory meeting between IKOS management and Eric Selosse, whom Mentor had hired in October 2000 to be the general manager of Mentor's emulation division. On December 5, 2000, Mr. Selosse met with Mr. Nuñez and another representative of IKOS and held a general discussion concerning the emulation industry and IKOS' product lines. These discussions were terminated by Mentor without any formal proposal being made by Mentor regarding an acquisition of IKOS.

    On April 11, 2001, Mr. Selosse contacted Mr. Nuñez to request a meeting. At a meeting held on April 17, 2001, Mr. Nuñez received an unsolicited indication of interest regarding the acquisition of IKOS by Mentor from Mr. Selosse and Mr. Weldon, who joined the meeting by telephone. Mr. Nuñez indicated a willingness to consider a proposal, but no specific terms were discussed at this meeting. Mr. Nuñez stated that IKOS had engaged Needham & Company, Inc. ("Needham & Company") as IKOS' financial advisor. Mr. Weldon told Mr. Nuñez that Mentor would deliver a term sheet to IKOS within approximately two weeks.

    On April 19, 2001, IKOS requested that Needham & Company inquire about the level of interest from other potential strategic partners and/or candidates for a business combination transaction regarding a strategic alliance or business combination transaction with IKOS. In addition, on April 19, 2001, IKOS management developed a list of potential merger partners with Needham & Company.

    From April 19, 2001 through April 27, 2001, on behalf of IKOS, Needham & Company contacted four potential merger partners, including Synopsys, Mentor and one other EDA company, as well as one financial buyer, and requested that interested parties submit proposals for consideration.

    On April 23, 2001, Mr. Rockom left a voice mail message for Dean Freed, Vice President, General Counsel and Secretary of Mentor, regarding the need for Mentor to enter into a new confidentiality and standstill agreement in connection with the ongoing discussions regarding a potential business combination transaction. Mr. Rockom also called Mr. Weldon stating that Mentor would be required to execute a new confidentiality and standstill agreement. Mr. Rockom recognized that Mentor was already party to a confidentiality and standstill agreement with IKOS dated June 16, 2000, which had six month standstill and nonsolicitation covenants that had expired. Accordingly, Mr. Rockom wanted Mentor to enter into a new confidentiality and standstill agreement with new two-year standstill and nonsolicitation covenants, which would apply from the date of such agreement. However, recognizing that Mentor was already bound by the existing nondisclosure agreement, and in order to facilitate discussions between Mentor and IKOS toward a mutually beneficial transaction, after leaving these voice mails, Mr. Rockom furnished Mr. Weldon with projections prepared by IKOS for fiscal years 2001 and 2002.

    Following receipt of the projections prepared by IKOS, Mr. Freed faxed to Mr. Rockom a copy of the June 16, 2000 confidentiality agreement between Mentor and IKOS. In a voice mail message and telephone conversation, a representative of Needham & Company informed Mr. Freed that the June 16, 2000 confidentiality agreement would not be acceptable to cover further contemporaneous discussions in light of IKOS' need for, among other things, new standstill and nonsolicitation periods. No new confidentiality and standstill agreement was entered into between Mentor and IKOS.

    In a voice mail message left with Mr. Weldon on April 26, 2001, a representative of Needham & Company stated that since IKOS had received multiple expressions of interest, IKOS was commencing

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a bid procedure with bids due on May 4, 2001. On April 29, 2001 a representative of Needham & Company and Mr. Weldon had a telephone conversation during which Mr. Weldon indicated that Mentor was interested in negotiating an acquisition of IKOS, but would not participate in the bidding process outlined by IKOS and Needham & Company.

    On April 30, 2001, Synopsys and Needham & Company, on behalf of IKOS, entered into a non-disclosure agreement (the "Confidentiality Agreement") in order to permit Synopsys to conduct a due diligence investigation of IKOS' business and technology. On May 4, 2001, Needham & Company, on behalf of IKOS, received a proposal for a business combination from an EDA company other than Mentor or Synopsys, and IKOS and Needham & Company entered into preliminary discussions with this EDA company regarding its proposal. On May 5, 2001, Mentor reiterated to Needham & Company that Mentor did not want to participate in the bidding process for IKOS and that it would not make a proposal to acquire IKOS. On May 7, 2001, Needham & Company received a proposal from Synopsys to enter into a business combination with IKOS with further discussions and diligence conditioned on IKOS entering into a 30-day exclusivity agreement with Synopsys. IKOS did not receive any other indication of interest from any other potential merger partners.

    At a meeting of the IKOS Board on May 9, 2001, the IKOS Board reviewed the terms of the proposals from Synopsys and the other EDA company for a business combination transaction. Needham & Company representatives advised the IKOS Board that Mentor had indicated that it would not be making a proposal. Neither Needham & Company nor IKOS had received any contact or expression of interest from Mentor between May 5 and May 9, 2001 regarding a possible acquisition of IKOS. The IKOS Board noted that Mentor had previously engaged in preliminary discussions to acquire IKOS and had terminated those discussions without making any acquisition proposal. After considering the two acquisition proposals received by IKOS, as well as IKOS' prospects as an independent company, the IKOS Board concluded that the Synopsys transaction represented the most attractive alternative available to IKOS, assuming a mutually agreeable definitive agreement could be negotiated. Accordingly, the IKOS Board authorized management to negotiate revisions to the term sheet with Synopsys to clarify that IKOS would have a right to terminate the merger agreement on receipt of a superior offer and subject to such revisions, to enter into a 30-day exclusivity agreement with Synopsys to permit negotiation of a definitive merger agreement and completion of due diligence.

    On May 9, 2001, Synopsys and IKOS executed a non-binding term sheet setting forth proposed terms for a possible strategic combination of IKOS and Synopsys. Also on that date, Synopsys and IKOS entered into a letter agreement in which IKOS agreed not to solicit or negotiate an alternative acquisition proposal by a party other than Synopsys until June 9, 2001.

    From time to time after the execution of the May 9, 2001 letter agreement between IKOS and Synopsys, representatives of Needham & Company received oral indications from Mentor regarding Mentor's apparent interest in acquiring IKOS. In light of IKOS' obligations under its agreement with Synopsys, Needham & Company did not respond to Mentor's indications of interest. At no time did Mentor submit any written indication of interest to IKOS or its representatives, nor did Mentor communicate any proposal, either orally or in writing, to IKOS or its representatives.

    On June 9, 2001, Synopsys and IKOS entered into a letter agreement to extend the term of the May 9, 2001 letter agreement to June 27, 2001.

    At a special meeting of the IKOS Board on June 27, 2001, the IKOS Board concluded that the proposed merger with Synopsys was the most attractive alternative available to IKOS, and was fair to and in the best interests of the IKOS stockholders, and approved the merger agreement, the merger and the related agreements, subject to the final resolution of certain open issues being resolved as directed by the IKOS Board. The IKOS Board also authorized the extension of the letter agreement through July 2, 2001 to permit final negotiations to be completed.

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    On June 27, 2001, Synopsys and IKOS entered into a letter agreement to extend the term of the June 9, 2001 letter agreement to July 2, 2001.

    On July 2, 2001, IKOS and Synopsys executed an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") providing for the merger of a wholly-owned subsidiary of Synopsys with and into IKOS with IKOS surviving as a wholly-owned subsidiary of Synopsys (the "Merger"), and issued a joint press release announcing the signing of the Merger Agreement.

    On August 1, 2001, Synopsys and IKOS amended the Merger Agreement to clarify the amount of the bonus plan provided in connection with the Merger Agreement in the event that the Merger closes prior to June 30, 2002, and the IKOS Board approved and ratified the Merger Agreement as amended.

    On December 3, 2001, Ms. Anne Sanquini (Wagner), Vice President of Mentor, contacted Mr. Nuñez's assistant to schedule a meeting for 3:00 pm on Thursday, December 6, 2001. On December 5, 2001, Ms. Sanquini (Wagner) contacted Mr. Nuñez's assistant to reschedule the meeting from 3:00 pm to 5:00 pm on Thursday, December 6, 2001. At 5:00 pm, Thursday, December 6, 2001, Mr. Gregory Hinckley, President and Chief Operating Officer of Mentor, hand delivered to Mr. Nuñez a letter addressed to the IKOS Board containing an unsolicited proposal to acquire all of the outstanding shares of IKOS through a cash tender offer for $11.00 per share. Mr. Hinckley's December 6, 2001 letter purported to compare the Offer to the Merger, although it did not describe the conditions to the Offer. The letter referenced IKOS' obligations under Section 5.2 of the Merger Agreement, requested prompt access to information concerning IKOS and stated that "[f]ollowing satisfactory completion of confirmatory due diligence, we would expect to enter into definitive documentation for the transaction and consummate the transaction as soon as possible thereafter." A copy of this letter is filed as Exhibit (a)(5)(A) to this Statement and is incorporated herein by reference.

    On December 6, 2001, Mentor and Purchaser filed a lawsuit in the Court of Chancery of the State of Delaware against IKOS, the IKOS Board, Synopsys and Oak Merger Corporation ("Oak") alleging, among other things, that the termination fee set forth in the Merger Agreement is unreasonable, that certain operating restrictions and other conditions set forth in the Merger Agreement impose onerous restrictions on the authority of the IKOS Board to manage IKOS and that the no-shop provision set forth in the Merger Agreement insofar as it is operative after the IKOS stockholders approve the Merger Agreement is too onerous. This lawsuit further alleges that the members of the IKOS Board breached their fiduciary duties in connection with the Merger Agreement and that Synopsys and Oak aided and abetted such breaches. This lawsuit seeks, among other things, injunctive and declaratory relief, including an order enjoining the enforcement of the no-shop provisions and termination fee in the Merger Agreement, and unspecified damages.

    On Friday, December 7, 2001, Mentor and Purchaser commenced the Offer. Mentor filed with the SEC a Schedule TO outlining the principal terms and conditions of the Offer and a Schedule 13D disclosing that it had acquired 841,600 shares of IKOS common stock, approximately 9% of the total outstanding shares of IKOS. In particular, the Schedule TO revealed that the Offer was conditioned upon a waiver of the termination fee set forth in the Merger Agreement (the "Termination Condition") and numerous other conditions.

    On December 7, 2001, Mentor and Purchaser filed a lawsuit in the United States District Court for the District of Delaware against IKOS seeking an order and judgment from the Court declaring that the Offer and Schedule TO and Mentor's Schedule 13D are not in violation of the federal securities laws and that Mentor did not violate federal insider trading laws when it purchased shares of IKOS common stock on the open market beginning in July 2001 and when it made the Offer.

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    On Friday, December 7, 2001, IKOS issued a press release stating that Mentor had commenced the Offer and that the IKOS Board would consider the Offer consistent with its fiduciary duties and that it would respond on or before December 20, 2001.

    At a special meeting of the IKOS Board on December 8, 2001, Needham & Company, IKOS' financial advisor, provided the IKOS Board with a preliminary summary of the financial terms and conditions of the Offer. The IKOS Board also received advice from Gray Cary Ware & Freidenrich, LLP ("Gray Cary"), IKOS' outside legal counsel, regarding the IKOS Board's fiduciary duties to the IKOS stockholders, IKOS' contractual obligations under the Merger Agreement and the terms and conditions of the Offer. IKOS' outside legal counsel also provided a preliminary summary of the lawsuits filed by Mentor against IKOS.

    On December 10, 2001, the IKOS Board met again to discuss and consider the Offer and related matters. The IKOS Board consulted with Needham & Company regarding the financial terms of the Offer. The IKOS Board also received advice from Gray Cary regarding its contractual rights and obligations under the Merger Agreement, including the IKOS Board's right to engage in negotiations and provide information in connection with a Superior Proposal, and IKOS' right to terminate the Merger Agreement in favor of a Superior Proposal, and the process and timing of the IKOS Board's decision and recommendation to the IKOS stockholders. The IKOS Board discussed the conditions to the Offer and the Merger and requested that Needham & Company prepare and present at the next board meeting financial analyses comparing the terms of the Offer to the Merger from a financial point of view.

    At a special meeting of the IKOS Board on December 12, 2001, Needham & Company presented to the IKOS Board financial analyses comparing the terms of the Offer to the Merger from a financial point of view. The IKOS Board determined, based on the information available to it, that the Offer was a bona fide proposal, and that it was likely that the Termination Condition would either be waived by Mentor or alternatively that Mentor would permit IKOS to pay the termination fee and offer IKOS stockholders a per share price equal to $11.00 per share less the $5.5 million termination fee. Needham & Company provided analyses of the Offer compared to the Merger in light of these alternatives. The IKOS Board noted that the Offer was proposed to be consummated in January 2002, although an extension was likely, while the Merger was scheduled to close in July or August, 2002. The IKOS Board discussed with its financial and legal advisors the conditions contained in the Offer, including the Termination Condition, which precludes IKOS from paying any portion of the termination fee required in the event IKOS terminates the Merger Agreement, as well as other conditions to the Offer. The IKOS Board then reviewed the conditions in the Merger Agreement, including the minimum financial performance conditions and the employee retention condition. After review and discussion of the terms and conditions of the Offer, including the likelihood and timing of its consummation, and after consultation with Needham & Company, the IKOS Board determined that the Offer would result in a transaction more favorable to the IKOS stockholders from a financial point of view than the Merger (defined in the Merger Agreement as a "Superior Proposal"). The IKOS Board also determined, after consultation with its outside legal counsel, that it was necessary in the exercise of its fiduciary duties to the IKOS stockholders to engage in discussions with Mentor, disclose to Mentor nonpublic information relating to IKOS and grant Mentor access to IKOS properties, subject to compliance with IKOS' obligations under the Merger Agreement as required under the Merger Agreement. Outside legal counsel communicated these determinations to Synopsys by letter dated December 12, 2001. A copy of this letter is filed as Exhibit (a)(5)(H) to this Statement and is incorporated herein by reference. Mr. Nuñez communicated these determinations orally to Aart de Geus, Chairman of the Board and Chief Executive Officer of Synopsys and Steve Shevick, Vice President and General Counsel of Synopsys.

    On the same day, outside legal counsel for IKOS transmitted a nondisclosure agreement containing identical terms to the Confidentiality Agreement between IKOS and Synopsys to outside

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legal counsel for Mentor. A copy of this transmittal letter is filed as Exhibit (a)(5)(G) to this Statement and is incorporated herein by reference.

    On December 17, 2001, outside legal counsel for Mentor contacted outside legal counsel for IKOS to advise that Mentor was unwilling to sign the nondisclosure agreement in the form proffered. On December 18, 2001, outside legal counsel for Mentor, in a letter to outside legal counsel for IKOS, proposed that IKOS waive in favor of Mentor, Synopsys and any other third party signing the nondisclosure agreement certain provisions of the nondisclosure agreement which benefit IKOS, including the standstill and nonsolicitation covenants. A copy of this letter is filed as Exhibit (a)(5)(I) to this Statement and is incorporated herein by reference.

    At a special meeting of the IKOS Board on December 18, 2001, the IKOS Board reviewed with its financial advisors and outside legal counsel the terms and conditions contained in the Offer. The IKOS Board took note of the Termination Condition which requires that no fee can be paid by IKOS in connection with the termination of the Merger Agreement. The IKOS Board concluded that, although Mentor is challenging the termination fee provided for in the Merger Agreement in Delaware court, the IKOS Board has no right to avoid the fee otherwise payable to Synopsys under the Merger Agreement in connection with the termination of the Merger Agreement by IKOS in favor of a Superior Proposal. The IKOS Board also noted that, although the IKOS Board had determined that the Offer would result in a Superior Proposal, the terms of the Merger Agreement restrict IKOS from engaging in any discussions or providing any nonpublic information or access to Mentor until such time that Mentor becomes a party to a nondisclosure agreement no less restrictive than the Confidentiality Agreement between Synopsys and IKOS. The IKOS Board took note that outside legal counsel to IKOS had delivered a form of nondisclosure agreement to outside legal counsel for Mentor on December 12, 2001, Mentor had not executed the nondisclosure agreement and that Mentor was requesting a waiver of certain provisions for the benefit of IKOS in the nondisclosure agreement, including the standstill and nonsolicitation covenants in favor of Mentor, Synopsys and any other third party who signed nondisclosure agreements. The IKOS Board, after consultation with outside legal counsel, concluded that the proposed waiver would potentially violate IKOS' obligations under the Merger Agreement. The IKOS Board further determined that the waiver was not in the best interest of IKOS and the stockholders, because the provisions for which a waiver was proposed were all for the benefit of IKOS. The IKOS Board authorized and directed legal counsel to IKOS to advise Mentor of these determinations. The IKOS Board then noted that it had the right to terminate the Merger Agreement in favor of an agreement representing a Superior Proposal but that no merger agreement had been proffered by Mentor. The IKOS Board considered the risks to the IKOS stockholders in the event the Merger Agreement is terminated without IKOS having negotiated a merger agreement with Mentor, including Mentor's ability unilaterally to withdraw the Offer or reduce the consideration payable under the Offer. The IKOS Board concluded that it was in the best interests of IKOS stockholders for IKOS to continue to comply with the terms of the Merger Agreement. In light of the Termination Condition and the absence of a negotiated merger agreement with Mentor, the IKOS Board concluded that the IKOS stockholders should not tender their shares in the Offer, as the Offer could not be consummated in accordance with its terms. The IKOS Board unanimously determined to recommend that the IKOS stockholders reject the Offer and not tender their shares in the Offer. The IKOS Board also unanimously determined to reaffirm its recommendation of the Merger and the Merger Agreement for the reasons set forth in the Form S-4.

    On December 18, 2001, outside legal counsel for IKOS declined Mentor's request for a waiver of certain provisions of the nondisclosure agreement. A copy of this letter is filed as Exhibit (a)(5)(J) to this Statement and is incorporated herein by reference.

    At a special meeting of the IKOS Board on December 19, 2001, the IKOS Board reviewed with its financial advisors and outside legal counsel the proposed recommendations of the IKOS Board and unanimously authorized the publication of the recommendations.

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    On that same date after close of the trading markets, Dr. de Geus and Mr. Shevick telephoned Mr. Nuñez to inquire as to IKOS' position with regard to the Offer and Mr. Nuñez advised them of the IKOS Board's recommendations. The Synopsys representatives reaffirmed Synopsys' support for the Merger and the Merger Agreement.

    On the evening of December 19, 2001, outside legal counsel for IKOS received a letter from Brobeck Phleger & Harrison, outside legal counsel to Synopsys, in response to the Notice under Section 5.2 of the Merger Agreement provided by IKOS' legal counsel to Synopsys on December 12, 2001. The letter urges the IKOS Board to reconsider the determination by the IKOS Board that the Offer would result in a Superior Proposal. A copy of this letter is filed as Exhibit (a)(5)(K) to this Statement and is incorporated herein by reference.

Recommendation of the Board of Directors

    After being advised of the Offer, the IKOS Board held meetings on December 8, December 10, December 12, December 18 and December 19, 2001 to consider the Offer. At its meeting on December 12, 2001 the IKOS Board unanimously determined in good faith (after consultation with Needham & Company and after considering all terms and conditions of the Offer, including the likelihood and timing of its consummation) that the Offer would result in a transaction more favorable to IKOS stockholders from a financial point of view than the Merger (a "Superior Proposal" under the Merger Agreement). This determination was made in compliance with IKOS' obligations pursuant to Section 5.2 of the Merger Agreement. The IKOS Board also determined that the Offer appeared to be bona fide. As further described in "Background" and as required in the Merger Agreement, the IKOS Board communicated these determinations to Synopsys by a letter dated December 12, 2001. The IKOS Board noted, however, that the Offer included a condition, the Termination Condition, that could not be satisfied.

    At its meeting on December 18, 2001 meeting, the IKOS Board unanimously determined to recommend that IKOS stockholders reject the Offer and not tender their shares in the Offer. The IKOS Board also unanimously reaffirmed its recommendation of the Merger Agreement and the Merger and determined to recommend that IKOS stockholders to vote their Shares in favor of the adoption of the Merger Agreement and approval of the Merger. The IKOS Board unanimously reaffirmed its recommendations at its meeting on December 19, 2001. Additional information regarding the Merger, including the factors considered by the IKOS Board in its approval of the Merger Agreement and its recommendation that the IKOS stockholders approve the Merger, is contained in the proxy statement/prospectus filed as part of the registration statement on Form S-4 filed by Synopsys with the SEC on August 9, 2001 and amended on October 18, 2001 (the "Proxy Statement") available at the following website: http://www.sec.gov.

Reasons for IKOS Board Recommendation

    In determining that the Offer would result in a Superior Proposal as defined under the Merger Agreement, in recommending that IKOS stockholders reject the Offer and not tender their Shares in the Offer and in reaffirming its recommendation of the Merger and the Merger Agreement, the IKOS Board considered a number of factors. The material factors considered by the IKOS Board and the reasons for its recommendations are as follows:

Determination That Offer Would Result In A Superior Proposal As Defined Under the Merger Agreement

    For the reasons described below, the IKOS Board determined in good faith, after consultation with Needham & Company and after considering all terms and conditions of the Offer, including the likelihood and timing of its consummation, that the Offer would result in a transaction more favorable to IKOS stockholders from a financial point of view than the Merger. In reaching this conclusion, the

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IKOS Board considered, among other things, presentations by IKOS' financial advisor, Needham & Company, and its discussions with IKOS management concerning IKOS' business and prospects. Needham & Company was not asked for and did not render an opinion in connection with the IKOS Board's review of the Offer, but provided financial analyses comparing the Offer to the Merger which are summarized below.

    Comparison of Financial Terms.  The IKOS Board noted that holders of Shares would receive $11.00 per share in cash in the Offer, if consummated, while under the Merger IKOS stockholders would receive $6.00 per share in Synopsys Common Stock, par value $0.01 ("Synopsys Common Stock"), plus "Contingent Consideration" ranging between $0.00 and $14.00 per share, depending on IKOS' financial performance during a twelve month Measurement Period ending on June 30, 2002.

    Summary of Contingent Consideration Determination.  The amount of Contingent Consideration to be paid under the Merger Agreement is based on the lower of the purchase price per IKOS share determined by revenue plus change in backlog or the purchase price per IKOS share determined by profit before tax, or PBT, with one exception. If the purchase price per IKOS share determined by PBT is lower than the purchase price per IKOS share determined by revenue plus change in backlog but the same or higher than the purchase price per IKOS share determined by revenue without regard to change in backlog, the purchase price per IKOS share will be determined by revenue plus change in backlog.

    The formulas contained in the Merger Agreement provide for proportionate increases in the purchase price per IKOS share as revenue, revenue plus change in backlog or PBT increase from one level to the next. If the purchase price per IKOS share is determined by revenue plus change in backlog, for each $1 million increase in IKOS revenue plus change in backlog between $50 million and $90 million, the purchase price per IKOS share will increase by 30 cents per share from a base of $6 per share and for each $1 million increase in IKOS revenue plus change in backlog between $90 million and $100 million, the purchase price per IKOS share will increase by 20 cents per share. If the purchase price per IKOS share is determined by PBT, for each $500,000 increase in IKOS PBT between - $10 million and $0, the purchase price per IKOS share will increase by 30 cents per share from a base of $6 per share, for each $500,000 increase in IKOS PBT between $0 and $8 million, the purchase price per IKOS share will increase by 18.75 cents per share and for each $500,000 increase in IKOS PBT between $8 million and $18 million, the purchase price will increase by 25 cents per share.

    The IKOS Board also noted that the terms of the Merger Agreement limit the amount of change in backlog which will be counted in determining Contingent Consideration for given amounts of revenue, as follows:

Revenue during the Measurement Period	Limit on Change in Backlog
Less than $50 million	$0
Between $50 million and $60 million	$1 million
Between $60 million and $70 million	$3 million
Between $70 million and $80 million	$5 million
Between $80 million and $90 million	$8 million
Over $90 million	$10 million

    The definitions of PBT and revenue plus change in net backlog in the Merger Agreement have important exclusions and limitations and may differ materially from revenue and income (loss) before provision for income taxes reported in IKOS' financial statements. For further information concerning the calculation of Contingent Consideration, including these definitions, see the more complete discussion in the Proxy Statement and the Merger Agreement.

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    The consideration to be paid in the Merger is in the form of Synopsys common stock with a value equal to $6.00 per share plus Contingent Consideration, with the number of shares of Synopsys common stock based on the average last sale price per share of Synopsys common stock for the 10 full trading-day period ending on the fifth full trading day prior to the closing date of the Merger.

    Summary of Needham Analyses.  Needham & Company presented to the IKOS Board analyses which compared the Offer to the Merger, assuming for this purpose that consideration to be paid in the Merger would include Contingent Consideration based on various scenarios, including a case in which IKOS achieved management's current revenue plan of $67 million for the Measurement Period and had backlog on June 30, 2002 of at least $3 million (the maximum dollar amount of backlog for which IKOS would receive credit toward the amount of Contingent Consideration to be paid if IKOS revenues during the Measurement Period were $67 million), and scenarios in which IKOS achieved revenue less than plan by 5%, 10% and 25%, respectively, with certain adjustments in assumed backlog. For purposes of this analysis, Needham & Company assumed, based on management's representations, that IKOS would achieve the PBT target required for the Contingent Consideration at each respective revenue level, so that revenue and change in backlog would be the determining factors for the amount of Contingent Consideration paid under the Merger Agreement. The IKOS Board concluded this assumption was reasonable, based on management's representations.

    IKOS management informed Needham & Company and the IKOS Board that management's revenue plan was prepared solely for internal use, for budgeting and other management decisions, and is inherently uncertain and subjective and susceptible to periodic revision based on actual experience and business developments, and is based on numerous assumptions, including assumptions with respect to product mix, pricing, product costs, planned product introductions, maintenance revenues, demand, changes in the competitive landscape, technological shifts, IKOS' ability to retain its skilled workforce, industry performance and general economic conditions, all of which are difficult to predict, and many of which are beyond IKOS' control. There can be no assurance that IKOS will achieve any of the revenue scenarios set forth in the Needham & Company analyses, actual results could be materially greater or less than any of these scenarios, and the achievement of the plan or any related level of profit before tax is subject to numerous risks, set forth in the Proxy Statement under the heading "Risk Factors—Risks Relating to IKOS" and incorporated herein by reference. Neither IKOS nor Needham & Company makes any representation as to the ultimate performance of IKOS compared to management's plan, and IKOS does not intend to update or revise the analyses presented here to reflect circumstances occurring after the date even in the event that any or all of the assumptions underlying the revenue plan are shown to be in error.

    The IKOS Board took note that the Offer was scheduled to close on January 8, 2002, unless extended, while the Merger was scheduled to close no earlier than July 15, 2002. The Needham & Company analyses calculated the present value as of January 7, 2002 of the consideration to be paid under the Merger using a 12.53% discount rate. The discount rate used represented IKOS' cost of equity reported as of December 10, 2001 prorated for a six-month period ending on July 15, 2002 based on publicly available information from Bloomberg L.P.

    The IKOS Board also took note that the Offer is a taxable transaction to holders of Shares while the Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, as amended. The Needham & Company analysis estimated the tax basis for groups of stockholders and included the tax effect of the Offer for a representative stockholder in the analysis. The IKOS Board also recognized that it was impossible to determine the tax effect of the Offer due to the different circumstances of IKOS stockholders, but concluded that the tax effect presented represented a reasonable approach for comparing the Offer to the Merger.

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    The following table sets forth the Needham & Company analysis comparing consideration payable in the Merger in the four revenue and change in backlog scenarios outlined above to the consideration to be paid in the Offer:

ALTERNATIVE A(1)(5)

	Plan +$3.0MM backlog	Plan – 5% +$3.0MM backlog	Plan – 10% +$1.5MM backlog	Plan – 25% +$0.0MM backlog
Plan revenue	$67,359	$67,359	$67,359	$67,359
Revenue shortfall	$—	$(3,368)	$(6,736)	$(16,840)
Revenue shortfall as a percentage of last 2 quarters of plan	0%	-9%	-17%	-43%
Change in backlog	$3,000	$3,000	$1,500	$—

Total revenue + backlog	$70,359	$66,991	$62,123	$50,519

Synopsys proposal:
Price per share	$12.11	$11.10	$9.64	$6.16
Present value assuming 12.53% discount rate(2)	$11.39	$10.44	$9.07	$5.79
Mentor Graphics stated proposal:
Stated price per share	$11.00	$11.00	$11.00	$11.00
Percentage incr./decr. over present value of Synopsys' proposal	-3%	5%	21%	90%
After tax proceeds to representative stockholders(3)(4)	$10.88	$10.88	$10.88	$10.88
Percentage incr./decr. over present value of Synopsys' proposal	-4%	4%	20%	88%

Notes:

(1)
Does not account for the $5,500,000 termination fees of the Synopsys agreement

(2)
Present value as of January 7, 2002 of consideration assumed to be paid on July 15, 2002, based on a discount rate that equals IKOS' cost of equity as of December 10, 2001 based on publicly available information from Bloomberg L.P.

(3)
Representative stockholders represent those who bought shares at $10.41 per share, the volume weighted average price for all trading in the last five years

(4)
Assumes a capital gains tax of 20%

(5)
Plan revenue based on IKOS management forecasts

    In this analysis prepared by Needham & Company (1) the consideration to be paid in the Offer would be 4% lower than the consideration payable in the Merger if IKOS achieved plan revenues and at least $3 million in backlog; (2) the consideration to be paid in the Offer would be 4% higher than that payable in the Merger if IKOS achieves revenues which are 5% less than plan with at least $3 million in backlog; (3) the consideration to be paid in the Offer would be 20% higher than the consideration payable in the Merger if revenues are 10% less than plan with $1.5 million in backlog; and (4) the consideration to be paid in the Offer would be 88% higher than the consideration payable in the Merger if revenues are 25% less than Plan and assuming no backlog.

    In evaluating the financial terms for the Offer, the IKOS Board recognized that the Offer has a condition, the Termination Condition, that could not be satisfied. The IKOS Board determined that based on information available to it, the Offer appeared bona fide. The IKOS Board concluded that as the Offer appeared bona fide, eventually Mentor would either waive the Termination Condition, or alternatively, revise the Offer to provide IKOS stockholders aggregate consideration representing $11.00 per Share minus the $5.5 million termination fee, otherwise due on termination of the Merger Agreement, which would be the economic equivalent to Mentor of not paying the fee. Needham & Company provided a separate analysis of the Offer on this basis, comparing the consideration payable in the Merger under the four scenarios described above, to consideration payable in the Offer taking into account the deduction of the $5.5 million termination fee from the consideration payable to

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holders of Shares in the Offer. The following chart sets forth Needham & Company's analysis of this alternative:

ALTERNATIVE B(1)(6)

	Plan +$3.0MM backlog	Plan – 5% +$3.0MM backlog	Plan – 10% +$1.5MM backlog	Plan – 25% +$0.0MM backlog
Plan revenue	$67,359	$67,359	$67,359	$67,359
Revenue shortfall	$—	$(3,368)	$(6,736)	$(16,840)
Revenue shortfall as a percentage of last 2 quarters of plan	0%	-9%	-17%	-43%
Change in backlog	$3,000	$3,000	$1,500	$—

Total revenue + backlog	$70,359	$66,991	$62,123	$50,519

Synopsys proposal:
Price per share	$12.11	$11.10	$9.64	$6.16
Present value assuming 12.53% discount rate(2)	$11.39	$10.44	$9.07	$5.79
Mentor Graphics effective proposal:
Implied effective value per share(3)	$10.40	$10.40	$10.40	$10.40
Percentage incr./decr. over present value of Synopsys' proposal	-9%	0%	15%	80%
After tax proceeds to representative stockholders(4)(5)	$10.40	$10.40	$10.40	$10.40
Percentage incr./decr. over present value of Synopsys' proposal	-9%	0%	15%	80%

Notes:

(1)
Assumes that the $5,500,000 termination fees of the Synopsys agreement results in a reduction of offer consideration payable to IKOS stockholders

(2)
Present value as of January 7, 2002 of consideration assumed to be paid on July 15, 2002, based on a discount rate that equals IKOS' cost of equity as of December 10, 2001 based on publicly available information from Bloomberg L.P.

(3)
Assumes 9,140,000 basic shares outstanding as of September 30, 2001

(4)
Representative stockholders represent those who bought shares at $10.41 per share, the volume weighted average price for all trading in the last five years

(5)
Assumes a nominal capital gains benefit for the median investor

(6)
Plan revenue based on IKOS management forecasts

    In this analysis prepared by Needham & Company (1) the consideration to be paid in the Offer would be 9% lower than the consideration payable in the Merger if plan revenues were achieved and IKOS had at least $3 million in backlog, (2) the consideration to be paid in the Offer would be no different than that payable in the Merger if IKOS achieved revenues 5% less than plan but had $3 million in backlog, (3) the consideration to be paid in the Offer would be 15% higher than the consideration payable in the Merger if IKOS achieved revenues 10% less than plan with $1.5 million in backlog and (4) the consideration to be paid in the Offer would be 80% higher than consideration payable in the Merger if IKOS achieved revenues 25% less than plan.

    IKOS Board Evaluation of Financial Terms.  The IKOS Board recognized that it was impossible to predict IKOS' financial performance for the Measurement Period and therefore difficult to compare the Offer with the Merger on financial terms. However, the IKOS Board believed that the range of possible revenues and backlog presented in the Needham & Company analyses represented a realistic range of alternative scenarios for revenue and change in backlog. The IKOS Board acknowledged that, while it was impossible to predict actual revenues for the Measurement Period, it was unreasonable to expect revenues greatly in excess of management's plan, taking into account that the plan represented 30.1% and 31.8% sequential growth in revenues in the last two quarters of the Measurement Period. The IKOS Board took note that in both Needham & Company analyses, the lowest revenues presented

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were 25% lower than plan, which was the minimum level of revenues required to meet the financial performance condition in the Merger, and that if IKOS achieved revenues less than 25% lower than plan, the financial performance condition to the Merger would not be met.

    The IKOS Board recognized that under both analyses the consideration to be paid in the Merger would be higher than that to be paid in the Offer if plan revenues and backlog of $3 million were achieved. The IKOS Board discussed with management IKOS' prospects for achieving plan revenues and $3 million in backlog by the end of the Measurement Period and took note that the achievement of plan revenues required an economic recovery affecting buying decisions of IKOS customers in early 2002. The IKOS Board also recognized that IKOS had experienced significant shortfalls from management's revenue plan at the time the Merger was being negotiated as a result of deteriorating economic conditions, and particularly the difficult environment for semiconductor capital equipment suppliers like IKOS. Management advised that there was essentially no visibility for business prospects beyond the current quarter. The IKOS Board recognized that there continued to be considerable uncertainty about the duration and depth of the current economic downturn and that a recovery affecting semiconductor capital equipment suppliers in early 2002 was uncertain at best. The IKOS Board concluded that there was significant risk associated with the revenue plan. The IKOS Board recognized that the consideration paid in the Merger was directly tied to achievement of the revenue plan, with its associated risk, which compared unfavorably to the fixed consideration provided by the Offer.

    Conditions.  The IKOS Board then considered the conditions to the Offer compared to the conditions of the Merger. In determining whether the Offer would result in a Superior Proposal in the future, which is a determination which includes a future outlook, the IKOS Board concluded that eventually the Termination Condition would likely be waived or the Offer would be revised so that the aggregate would be reduced by the $5.5 million fee.

    The IKOS Board took note of the numerous other conditions to the Offer, including a material adverse change condition in the Offer less favorable than the material adverse change condition in the Merger Agreement (due to lack of standard carve-outs from the definition of material adverse change), provisions in the Offer in the nature of operating covenants potentially more restrictive than the operating covenants in the Merger Agreement, and a condition that there shall not have occurred a commencement of war, armed hostilities, terrorist attacks or other international or national calamities involving the United States, or a material worsening thereof, a condition which could render the Offer illusory given the current international and national security environment. The IKOS Board also took note that the Offer remained subject to clearance by both U.S. and European Union antitrust authorities, while the U.S. antitrust HSR waiting period had expired on December 14, 2001 with respect to the Merger. The IKOS Board concluded that if negotiations were to proceed with Mentor, these conditions to the Mentor Offer could likely be appropriately modified or satisfied.

    The IKOS Board then reviewed the conditions to the Merger. The IKOS Board discussed, in particular, the conditions of the Merger that IKOS must achieve $50 million in revenues and a loss no greater than $10 million (determined in accordance with the definition of profit before tax under the Merger Agreement) during the Measurement Period. The IKOS Board acknowledged that it was possible IKOS would not achieve this condition as a result of difficult economic conditions particularly affecting semiconductor capital equipment suppliers like IKOS and that the satisfaction of this condition was not entirely in IKOS' control. The IKOS Board also discussed the employee retention condition set forth in the Merger Agreement and acknowledged that satisfaction of this condition was not in IKOS' control. The IKOS Board acknowledged that the later closing of the Merger compared to the proposed completion date for the Offer provided an additional element of risk for the Merger relating to satisfaction of the condition that no material adverse effect had occurred and relating to IKOS' ability to comply with the operating covenants. The IKOS Board also noted the condition that IKOS stockholders approve the Merger and concluded that this condition was not likely to be met if the Offer was pending in its current form at the time of an IKOS stockholder meeting to approve the

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Merger on its current terms. The IKOS Board concluded that there were significant risks associated with the conditions to the Merger affecting likelihood of consummation that were not present in the Offer.

    Determination That Offer Would Result In A Superior Proposal.  After considering the financial and other terms and conditions of the Offer and the Merger, including the likelihood and timing of the consummation of each of the transactions, the IKOS Board concluded that the Offer would result in a Superior Proposal. The IKOS Board communicated this determination by letter dated December 12, 2002 to Synopsys as required under the Merger Agreement.

Determination to Recommend Rejection of Offer and Reaffirmation of Merger

    Although the IKOS Board concluded that the Offer would result in a Superior Proposal, the IKOS Board took note of the Termination Condition contained in the Offer. The IKOS Board understood that the Termination Condition required that no fee could be paid by IKOS in connection with the termination of the Merger Agreement. The IKOS Board had negotiated a provision in the Merger Agreement permitting IKOS to terminate the Merger Agreement in favor of a Superior Proposal upon a determination by the IKOS Board that it desired to enter into a written agreement providing for such a Superior Proposal and had notified Synopsys of such desire, assuming two additional conditions are met. IKOS must, in connection with the termination of the Merger Agreement (which must precede IKOS entering into an agreement relating to the Superior Proposal), pay a termination fee of $5.5 million (if prior to a stockholder vote on the Merger). Further, IKOS must have given Synopsys a five business day period in which Synopsys had the right to make a proposal, and the IKOS Board must determine that the competing proposal (here, the Offer) remains a Superior Proposal (as defined in the Merger Agreement) at the end of the five business day period. In any case, IKOS is obligated under the Merger Agreement to pay the fee on a termination by IKOS in connection with a Superior Proposal. Accordingly, the IKOS Board concluded that the Termination Condition could not be satisfied by any action by IKOS permitted under the Merger Agreement. Moreover, the IKOS Board believes that the termination fee is lawful and consistent with the IKOS Board's fiduciary duties.

    The IKOS Board believes that the provision in the Merger Agreement permitting IKOS to terminate the Merger Agreement in favor of a Superior Proposal is consistent with its fiduciary duties and benefits IKOS stockholders. The IKOS Board noted that under the Merger Agreement, in addition to payment of a termination fee, IKOS' right to terminate for a Superior Proposal is predicated on a determination by IKOS that it desires to enter into a written agreement covering the Superior Proposal. Mentor has not provided a merger agreement for review by the IKOS Board, and therefore this requirement of the termination provision cannot be satisfied. The IKOS Board recognized that the requirement of a negotiated written agreement from the competing bidder prior to a termination of the Merger Agreement is a protection for the IKOS stockholders. If IKOS has not negotiated an acquisition agreement with Mentor (to be entered into immediately upon the termination of the Merger Agreement), the Offer could be unilaterally withdrawn by Mentor after a termination of the Merger Agreement or, alternatively, Mentor could unilaterally reduce the consideration payable in the Offer. In such an event the Merger Agreement could have been terminated (and the termination fee paid) with no alternative transaction for IKOS stockholders. Although IKOS has no reason to believe the Offer is not bona fide, the requirement of a written acquisition agreement addresses the risk that the Merger Agreement could be terminated without an alternative transaction from Mentor being assured. The IKOS Board took into account the fact that Mentor might be benefitted by an outcome where neither Synopsys nor Mentor acquired IKOS. In addition, the IKOS Board took into account that Mentor has on three previous occasions commenced discussions with IKOS towards a possible acquisition, but withdrew from these discussions shortly after commencement of each set of discussions. The IKOS Board took into account that although it was Mentor's unsolicited indication of interest in April 2001 that initiated the bidding process that culminated in the execution of the Merger Agreement, Mentor refused to enter into the form of nondisclosure agreement provided by

22

Needham & Company as part of the bidding process, or participate in the bidding process in any way after submitting its indication of interest to IKOS. The IKOS Board believes that it is essential to protect IKOS stockholders that there be an agreement negotiated between Mentor and IKOS prior to any termination of the Merger Agreement.

    The IKOS Board also understood that the five business day period for Synopsys to respond to an IKOS request for termination has not commenced, because IKOS has not received any proposed acquisition agreement from Mentor and the IKOS Board cannot determine that it desires to enter into a nonexistent agreement. IKOS is not in a position to request a termination of the Merger Agreement in favor of the Offer at this time, in view of the lack of a negotiated acquisition agreement with Mentor and the Termination Condition, which cannot be satisfied. The IKOS Board also believes that the termination provision under the Merger Agreement benefits stockholders by providing Synopsys with an opportunity to revise the terms of the Merger in favor of the IKOS stockholders, including terms relating to deal value and deal certainty.

    The IKOS Board also was aware that in Mentor's letter dated December 6, 2001, Mentor made reference to the terms of Section 5.2 of the Merger Agreement and expressed a desire for prompt access to information concerning IKOS and an expectation that Mentor would, following due diligence, enter into definitive documentation for the transaction. The IKOS Board noted that Mentor's willingness to enter into definitive documentation is subject to "satisfactory completion of confirmatory due diligence" and there is no assurance that a satisfactory definitive agreement could be negotiated with Mentor.

    Section 5.2 of the Merger Agreement provides that IKOS can engage in discussions with Mentor, and provide nonpublic information and access, if the IKOS Board makes the determinations set forth above and if prior to any such discussions for providing information or access, Mentor becomes a party to a nondisclosure agreement no less restrictive than the Confidentiality Agreement. On December 12, 2002, following the determination by the IKOS Board that the Offer would result in a Superior Proposal, IKOS delivered a nondisclosure agreement to Mentor identical to the confidentiality agreement between Synopsys and IKOS. This nondisclosure agreement contains a two-year standstill (that is, an agreement by Mentor that it will not acquire shares or otherwise take actions to acquire control of IKOS or influence the IKOS Board other than with the consent of IKOS) and a two-year nonsolicitation covenant (that is, an agreement that Mentor not solicit employees of IKOS for employment opportunities with Mentor). Mentor had entered into a nondisclosure agreement with similar covenants in June 2000; however, the covenants in Mentor's June 2000 nondisclosure agreement were for a six month, rather than a two year period as provided in the nondisclosure agreement tendered by IKOS in its December 2001 letter, and in any case those covenants in the June 2000 nondisclosure agreement have expired and are inapplicable to current discussions. Mentor refused to sign the identical agreement signed by Synopsys in May 2001, even though Mentor was previously willing to sign a nondisclosure agreement with similar terms (but shorter standstill and nonsolicitation covenants). To date Mentor has not executed the nondisclosure agreement proferred on December 12, 2001. On December 18, 2001, Mentor, through its outside counsel, requested a waiver of certain provisions, including the standstill and nonsolicitation covenants, of the nondisclosure agreement in favor of Mentor, Synopsys and any other third party that executed the proffered nondisclosure agreement. The IKOS Board, after consultation with outside legal counsel, concluded on December 18, 2001 that the proposed waiver would potentially violate IKOS' obligations under Section 5.2 of the Merger Agreement and in any case that the waiver would not be in the best interest of IKOS and its stockholders, in light of the fact that the provisions for which waiver was requested continue to benefit IKOS and its stockholders. IKOS' outside legal counsel advised Mentor's outside counsel of this determination on that same date.

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    So long as Mentor does not enter into a nondisclosure agreement with terms no less restrictive to Mentor as are applicable to Synopsys, the Merger Agreement prohibits IKOS from delivering nonpublic information to Mentor and from entering into discussions with Mentor. IKOS believes this provision of the Merger Agreement is lawful and consistent with the IKOS Board's fiduciary duties because any future bidder, including Mentor, is being treated the same as Synopsys, which is subject to the standstill and nonsolicitation covenants. The IKOS Board took note that these provisions are typical as part of a nondisclosure agreement and are intended to assure that any party that receives nonpublic information will negotiate directly with the IKOS Board, who will be in the best position to maximize stockholder value by negotiating with all parties for the most favorable transaction for IKOS stockholders, and that the diligence process does not result in loss of key employees. The IKOS Board believes that, by requiring any bidder to adhere to the same standstill provisions as are applicable to Synopsis, the IKOS Board is encouraging each bidder to put forward their highest bid, enabling the IKOS Board to negotiate the most favorable transaction, and by requiring the nonsolicitation covenant the IKOS Board is protecting the IKOS employment relationships for the benefit of IKOS stockholders.

    The IKOS Board understood that Mentor would need to withdraw its pending tender offer to comply with the standstill covenant in the proffered nondisclosure agreement. However, the IKOS Board believed that Mentor did not need to maintain the unsolicited tender offer to consummate a successful acquisition of IKOS. Mentor could have communicated its proposal to acquire IKOS without commencing a tender offer, and executed the proffered nondisclosure agreement. In this event discussions could proceed as to the terms of a merger agreement, subject to Synopsys' right to match or top a bid by Mentor. Although Mentor has been unwilling in the past to be subject to a bidding process, such a process benefits IKOS stockholders. The IKOS Board recognized that IKOS could not terminate the Merger Agreement without negotiating an acceptable agreement with Mentor, but that Mentor's actions (by commencing the Offer and not executing the nondisclosure agreement), not those of IKOS, have foreclosed such discussions or negotiations at this time. The IKOS Board recognized that if the Merger Agreement were terminated, IKOS would have no alternative agreement with Mentor. A negotiated agreement is necessary because the Offer is subject to numerous conditions which would allow Mentor unilaterally to withdraw the Offer or reduce the consideration payable pursuant to the Offer. The IKOS Board determined that it was in the best interests of IKOS stockholders for IKOS to continue to comply with its obligations under the Merger Agreement.

    The IKOS Board recognized that until Mentor waives the Termination Condition or otherwise revises the Offer, the Offer cannot be consummated, even though the IKOS Board determined in good faith that the Offer would result in a Superior Proposal. Although Mentor is challenging the fee in Delaware court, the IKOS Board believes the termination fee is lawful and consistent with the IKOS Board's fiduciary duties. IKOS is unable to waive Synopsys' contractual right to receive the termination fee otherwise due under the Merger Agreement. Accordingly, the Termination Condition cannot be satisfied, and the Offer cannot be closed without action by a third party (Mentor, Synopsys or the Delaware courts) not under IKOS' control. The IKOS Board concluded that as a result of the Termination Condition and the lack of a negotiated merger agreement from Mentor, IKOS stockholders should not tender their Shares in the Offer as the Offer cannot be consummated. Accordingly, the IKOS Board determined to recommend that stockholders reject the Offer and not tender their Shares. The IKOS Board had previously approved the Merger Agreement as fair to and in the best interest of IKOS stockholders and IKOS continues to have a valid Merger Agreement with Synopsys. Accordingly, the IKOS Board also determined to reaffirm its recommendation of the Merger and the Merger Agreement for the reasons set forth in the Proxy Statement.

Intent to Tender

    To IKOS' knowledge, none of its executive officers, directors, affiliates and subsidiaries currently intend to tender pursuant to the Offer any of the Shares held of record or beneficially owned by them.

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The officers and directors of IKOS are parties to Voting Agreements pursuant to which they are each prohibited from tendering Shares pursuant to the Offer.

Item 5. Person/Assets, Retained, Employed, Compensated or Used.

    Needham & Company, Inc.

    Needham & Company, Inc. ("Needham & Company") has been retained by IKOS as its exclusive financial adviser in connection with a Transaction, as that term is defined below. Pursuant to the terms of the Needham & Company engagement letter dated June 28, 2000 (the "Needham Engagement Letter"), IKOS agreed to pay Needham & Company $200,000 upon the announcement of the signing of a definitive agreement to effect a Transaction. Upon consummation of a Transaction, Needham & Company will receive an additional transaction fee equal to 0.75% of the aggregate purchase price paid in the Transaction up to $150 million, plus 1.5% of the aggregate purchase price in excess of $150 million, subject to a minimum success fee of $750,000, against which $200,000 of the initial fees would be credited. IKOS has also agreed to reimburse Needham & Company for its reasonable out-of-pocket expenses and to indemnify it against specified liabilities relating to or arising out of services performed by Needham & Company as financial advisor to IKOS. Pursuant to the Needham Engagement Letter, "Transaction" means (a) any merger, consolidation, reorganization, or other business combination pursuant to which the business of IKOS is combined with that of another party (the "Other Party"), including, without limitation, any joint venture, (b) the acquisition, directly or indirectly, by the Other Party of all or a substantial portion of the assets of, or of any right to all or a substantial portion of the revenues or income of, or more than 50% of the outstanding capital stock of, IKOS by way of a negotiated purchase, lease, license, exchange, joint venture, tender offer, exchange offer or other means, or (c) the formation of a joint venture, corporate partnership, strategic alliance or similar arrangement, including but not limited to development, distribution, manufacturing and license agreements, or the acquisition, directly or indirectly, of less than 50% of the capital stock or the assets of IKOS by way of a negotiated purchase or otherwise.

    In connection with the Merger, IKOS has paid or agreed to pay Needham & Company $200,000 for financial advisory services and $150,000 for rendering the Needham & Company opinion. Upon consummation of the Merger, Needham & Company will receive an additional transaction fee equal to 0.75% of the aggregate purchase price up to $150 million paid in the merger, plus 1.5% of the aggregate purchase price in excess of $150 million, subject to a minimum success fee of $750,000, against which $200,000 of the initial fees would be credited.

    Needham & Company is a nationally recognized investment banking firm. As part of its investment banking services, Needham & Company is frequently engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. Needham & Company was retained by the IKOS Board to act as financial advisor to IKOS in connection with the Merger and the Offer based on Needham & Company's experience as a financial advisor in mergers and acquisitions as well as Needham & Company's familiarity with the electronic design automation industry. Needham & Company has had no other investment banking relationship with IKOS during the past two years. Needham Emerging Growth Partners, an affiliate of Needham & Company, currently owns 25,000 shares of IKOS common stock. In the normal course of business, Needham & Company may actively trade the equity securities of IKOS, Synopsys or Mentor for its own account or for the account of its customers and, therefore, may at any time hold a long or short position in those securities.

  Georgeson Shareholder Communications

    IKOS has retained Georgeson Shareholder Communications to assist IKOS in connection with communications with stockholders and to provide other services in connection with the Offer. IKOS

25

will pay Georgeson Shareholder Communications reasonable and customary fees for its services, reimburse them for their reasonable expenses and provide customary indemnities.

Item 6. Interest in Securities of the Subject Company.

    During the past 60 days no transaction in the Shares has been effected by IKOS, or to the best of IKOS's knowledge, by any executive officer, director, affiliate or subsidiary of IKOS, except that, according to a Schedule 13D filed by Mentor with the Securities and Exchange Commission on December 7, 2001, Mentor has purchased 411,600 shares of IKOS common stock through open market purchases in the following transactions, all of which were effected in the over-the-counter market:

Date	Number of Shares	Range of Price per Share*
11/27/01	53,400	$6.33 - $5.895
11/28/01	55,500	$6.54 - $6.2797
11/29/01	93,200	$7.55 - $6.54
11/30/01	39,300	$7.48 - $7.24
12/03/01	26,350	$7.50 - $7.31
12/04/01	14,750	$7.45 - $7.3594
12/05/01	8,800	$7.48 - $7.39
12/06/01	120,300	$7.95 - $7.48

*
Excluding commissions.

Item 7. Purposes of the Transaction and Plans or Proposal.

    (a) Except as set forth in this Statement or in the Proxy Statement, no negotiations are being undertaken or are underway by IKOS in response to the Offer which relate to a tender offer or other acquisition of IKOS' securities by IKOS, any subsidiary of IKOS or any other person.

    (b) Except as set forth in this Statement or in the Proxy Statement, IKOS is not engaged in any negotiation in response to the Offer which relates to or would result in (i) an extraordinary transaction such as a merger or reorganization involving IKOS or any subsidiary of IKOS; (ii) a purchase, sale or transfer of a material amount of assets by IKOS or any subsidiary of IKOS; or (iii) any material change in the present capitalization, indebtedness or dividend rate or policy of IKOS.

    (c) Except as set forth in this Statement or in the Proxy Statement, there are no transactions, board resolutions, agreements in principle or signed contracts in response to the Offer which relate to or would result in one or more of the events referred to in paragraphs (a) and (b) of this Item 7.

Item 8. Additional Information.

  Litigation Concerning the Offer

    On December 6, 2001, Mentor and Purchaser filed a lawsuit in the Court of Chancery of the State of Delaware against IKOS, the IKOS Board, Synopsys and Oak Merger Corporation ("Oak"), C.A. No. 19299 (filed as Exhibit (a)(5)(B) to this Statement and incorporated herein by this reference). This lawsuit alleges, among other things, that the termination fee set forth in the Merger Agreement is unreasonable, that certain operating restrictions and other conditions set forth in the Merger Agreement impose onerous restrictions on the authority of the IKOS Board to manage IKOS and that the no-shop provision set forth in the Merger Agreement insofar as it is operative after IKOS stockholders approve the Merger Agreement is too onerous. This lawsuit further alleges that the members of the IKOS Board breached their fiduciary duties in connection with the Merger Agreement and that Synopsys and Oak aided and abetted such breaches. This lawsuit seeks, among other things,

26

injunctive and declaratory relief, including, an order enjoining the enforcement of the no-shop provisions and termination fee in the Merger Agreement, and unspecified damages.

    On December 7, 2001, Mentor and Purchaser filed a lawsuit in the United States District Court for the District of Delaware against IKOS, Case No. 01-809 (filed as Exhibit (a)(5)(C) to this Statement and incorporated herein by this reference). This lawsuit seeks an order and judgment from the Court declaring that the Offer and Schedule TO and Mentor's Schedule 13D are not in violation of the federal securities laws and that Mentor did not violate federal insider trading laws when it purchased from the open market shares of IKOS' stock beginning in July 2001 and when it made the Offer.

    On December 7, 2001, Sheldon Pittlemen, an alleged stockholder of IKOS, filed an alleged class action lawsuit in the Court of Chancery of the State of Delaware against IKOS and the IKOS Board, C.A. No. 19300 (filed as Exhibit (a)(5)(D) to this Statement and incorporated herein by this reference). This lawsuit generally alleges that the members of the IKOS Board breached their fiduciary duties in connection with the Merger Agreement. It seeks injunctive relief and unspecified damages on behalf of all stockholders of IKOS.

    On Monday, December 10, 2001, Ernest Hack, another alleged stockholder of IKOS, filed an alleged class action lawsuit in the Court of Chancery of the State of Delaware against IKOS, the IKOS Board and Synopsys, C.A. No. 19305 (filed as Exhibit (a)(5)(E) to this Statement and incorporated herein by this reference). While not identified as such in the caption of the complaint, the body of the complaint describes Mentor as a defendant. This lawsuit alleges that the members of IKOS' Board failed to properly consider and act upon the Offer, which was made on Thursday, December 6, 2001. It also alleges that IKOS failed to solicit offers before entering the Merger Agreement. The lawsuit alleges that, as a result of the foregoing among other things, the members of IKOS' Board breached their fiduciary duties and seeks injunctive relief and unspecified damages.

    On December 10, 2001, Robert Ferronte, another alleged stockholder of IKOS, filed an alleged class action lawsuit in the Court of Chancery of the State of Delaware against IKOS and the IKOS Board, C.A. No. 19307 (filed as Exhibit (a)(5)(F) to this Statement and incorporated herein by this reference). This lawsuit generally alleges, among other things, that the members of the IKOS Board breached their fiduciary duties by allegedly failing to fully inform themselves about Mentor's interest in acquiring IKOS. The complaint further alleges that IKOS' poison pill permits the IKOS Board to manipulate IKOS to the detriment of IKOS' stockholders and to perpetuate its control over IKOS' business and operations. The lawsuit seeks injunctive relief.

    IKOS believes that these lawsuits are without merit and intends to vigorously contest each lawsuit.

  Antitrust Matters

    Under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR Act"), and the rules that have been promulgated thereunder by the Federal Trade Commission ("FTC"), certain acquisition transactions may not be consummated unless specified information has been furnished to the Antitrust Division (the "Antitrust Division") of the United States Department of Justice (the "DOJ") and the FTC and waiting period requirements have been satisfied. The acquisition of Shares by Purchaser pursuant to the Offer is subject to such requirements.

    On December 6, 2001, IKOS received from Mentor written notice (the "Mentor Letter") that Mentor would file a Premerger Notification and Report Form ("Notification Form") with the FTC and DOJ under the HSR Act on or about December 10, 2001. Pursuant to the HSR Act IKOS is required to file its own Notification Form no later than ten days following the date that Mentor files its Notification Form with the DOJ and FTC in connection with the Offer. The Mentor Letter is filed as Exhibit (e)(3) hereto and is incorporated herein by reference.

27

    Under the provisions of the HSR Act applicable to the Offer, the purchase of Shares under the Offer may not be consummated until the expiration of a 15 day waiting period following filing of the Notification Form by Mentor. Such waiting period may be extended by a request from the FTC or the DOJ for additional information or documentary material prior to the expiration of the waiting period. If either the FTC or the DOJ were to request additional information or documentary material from Mentor with respect to the Offer, the waiting period with respect to the Offer would expire at 11:59 p.m., New York City time, on the first business day which is at least ten calendar days after the date of substantial compliance with such request. Thereafter, the waiting period could be extended only by court order. Any such extension of the waiting period will not give rise to any withdrawal rights not otherwise provided for by applicable law. It is a condition to the Offer that the HSR Act waiting period applicable to the Offer expires or is terminated.

    The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the acquisition of Shares by Purchaser pursuant to the Offer. At any time before or after the consummation of any such transactions, the Antitrust Division or the FTC could, notwithstanding termination of the waiting period, take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the purchase of Shares pursuant to the Offer or seeking divestiture of Shares so acquired or divestiture of substantial assets of Mentor or IKOS or any of their respective subsidiaries. State attorneys general may also bring legal actions under the antitrust laws, and private parties may bring such actions under certain circumstances.

    There can be no assurance that a challenge to the Offer on antitrust grounds will not be made, or if such a challenge is made, what the result will be.

    IKOS and certain of its subsidiaries conduct business in foreign countries where regulatory filings or approvals under antitrust and other laws may be required or desirable in connection with the consummation of the Offer and the Proposed Merger. According to the Schedule TO, after commencement of the Offer, Mentor and Purchaser will seek further information regarding the applicability of any such laws and currently intend to take such action as may be required or desirable. According to the Schedule TO, if any government or governmental authority or agency takes any action prior to the completion of the Offer that, in the sole judgment of Purchaser, might have certain adverse effects, Purchaser will not be obligated to accept for payment or pay for any Shares tendered.

  The Rights Agreement

    Pursuant to a Rights Agreement between IKOS and Manufacturers Hanover Trust Company of California dated January 27, 1992 (the "Original Rights Agreement"), the IKOS Board declared a dividend distribution of one Preferred Stock Purchase Right (collectively, the "Rights") for each outstanding share of common stock of IKOS as of February 10, 1992 to stockholders of record as of the close of business on that date. Effective January 22, 1999, the IKOS Board approved certain changes to the Original Rights Agreement, which was amended and restated pursuant to the Amended and Restated Rights Agreement between IKOS and Fleet National Bank (f/k/a) Bank Boston, N.A. dated January 22, 1999 (the "Rights Agreement"). The following description does not purport to be a complete description of the Rights Agreement and is qualified in its entirety by reference to the description in IKOS' Form 8-A-12G/A filed with the SEC on February 3, 1999 and amended August 9, 2001.

    Initially, the Rights under the Rights Agreement are attached to outstanding certificates representing common stock and no separate certificates representing the Rights will be distributed. The Rights will separate from common stock and be represented by separate certificates upon the earlier of (a) the tenth business day after the first date of a public announcement that a person or group (an "Acquiring Person") has acquired beneficial ownership of securities of IKOS representing 15% of more of the outstanding common stock of IKOS or (b) on the tenth business day following the commencement of a tender offer, the consummation of which would result in the beneficial ownership

28

of 15% or more of the outstanding common stock of IKOS (or such later date as may be determined by action of the IKOS Board prior to such person becoming an Acquiring Person) (the "Distribution Date").

    The Offer would have resulted in a Distribution Date under the Rights Agreement. At its meeting on December 8, 2001 the IKOS Board adopted a resolution to defer the occurrence of a Distribution Date relating to the commencement of the Offer to the time immediately prior to the closing of the Offer.

    As soon as practicable following the Distribution Date, the Rights will separate from IKOS' common stock and certificates representing the Rights will be mailed to record holders of the common stock. Once distributed, the Rights certificates alone will represent the Rights.

    All shares of IKOS common stock issued prior to the Distribution Date will be issued with the Rights attached. The Rights are not exercisable until the date the Rights separate from the common stock. The Rights will expire on the earliest to occur of January 22, 2009, the redemption or exchange of the Rights, or immediately prior to the Effective Time as defined in the Merger Agreement.

    If an acquiror obtains or has the right to obtain 15% or more of the outstanding IKOS common stock, or in certain other circumstances, then each Right will entitle the holder to purchase a number of shares of IKOS common stock having a then current market value equal to the exercise price divided by one-half the current market price of a share of IKOS common stock.

    Each Right will entitle the holder to purchase a number of shares of common stock of the acquiror having a then current market value equal to the exercise price divided by one-half the current market price of a share of acquiror common stock if an acquiror obtains 15% or more of IKOS common stock and IKOS common stock is exchanged or converted in an acquisition or merger of IKOS; or IKOS merges into another entity; or IKOS sells more than 50% of its assets or earning power.

    Under the Rights Agreement, any rights that are or were owned by an acquiror of more than 15% of IKOS' respective outstanding common stock will be null and void.

    The Rights Agreement contains exchange provisions which provide that after an acquiror obtains 15% or more of IKOS capital stock, but less than 50% of IKOS' outstanding common stock, the IKOS' Board may, at its option, exchange all or part of the then outstanding and exercisable rights (which shall not include rights which have become void) for common shares. In such an event, the exchange ratio is one common share per right, adjusted to reflect any stock split, stock dividend or similar transaction.

    The IKOS Board may, at its option, redeem all of the outstanding rights under the Rights Agreement prior to the earlier of (1) the time that an acquiror obtains 15% or more of IKOS' outstanding common stock, or (2) the final expiration date of the Rights Agreement. The redemption price under the Rights Agreement is $.001 per Right. The right to exercise the Rights will terminate upon the action of the IKOS Board ordering the redemption of the Rights and the only right of the holders of the rights will be to receive the redemption price.

    Holders of rights will have no rights as stockholders of IKOS, including the right to vote or receive dividends, simply by virtue of holding the Rights. The Rights Agreement provides that, until the Rights become nonredeemable and except with respect to the redemption price, the provisions of the Rights Agreement may be amended by the IKOS Board prior to the date 10 days after any person acquires 15% of IKOS' common stock without the approval of the holders of the Rights. However, after the date any person acquires 15% of IKOS' common stock, the Rights Agreement may be amended without the consent of the holders of the Rights in order to cure any ambiguity, to correct or supplement any provisions, to shorten or lengthen any time period under the Rights Agreement or to

29

make changes which do not adversely affect the interests of the holders of the Rights (other than the Acquiring Person).

    Effective July 2, 2001, the IKOS Board approved Amendment No. 1 to the Amended and Restated Rights Agreement (the "Amendment"). The Amendment (i) changes the address for giving notice under the Rights Agreement, (ii) provides that neither Synopsys nor Oak Merger Corporation shall be deemed "Acquiring Persons" (as defined in the Rights Agreement) under the terms of the Rights Agreement by virtue of the approval, execution, delivery or performance of the Merger Agreement and that the execution, delivery and the performance of the Merger Agreement shall not result in a "Distribution Date" as defined in the Rights Agreement, and (iii) adds to the definition of "Expiration Date" the provision that the Rights will expire immediately prior to the Effective Time, as defined in the Merger Agreement.

    The Offer is conditioned upon, among other things, that the Rights have been redeemed by the IKOS Board in accordance with the terms of the Rights as in effect at such time or that Mentor is satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Offer and the Proposed Merger.

  Anti-takeover Provisions in IKOS' Certificate of Incorporation and Bylaws

    IKOS' Certificate of Incorporation and Bylaws contain certain provisions that may delay or prevent a change of control of IKOS. These provisions include:

  •
  elimination of stockholders' right to act by written consent;
  •
  the right of the IKOS Board without stockholder approval to designate and issue preferred stock with rights, preferences and privileges set by the IKOS Board;
  •
  the elimination of cumulative voting in the election of IKOS' directors;
  •
  the requirement of advance notice for stockholder proposals and stockholder nominations for directors and the IKOS Board's right to set the time, date and place of special meetings of stockholders within prescribed limits; and
  •
  two-thirds affirmative vote of stockholders required for amendments to the Bylaws or certain provisions of the Certificate of Incorporation.

  Delaware General Corporation Law

    As a Delaware corporation, IKOS is subject to Section 203 of the DGCL. In general, Section 203 would prevent an "interested stockholder" (generally defined as a person beneficially owning 15% or more of a corporation's voting stock) from engaging in a "business combination" (as defined in Section 203) with a Delaware corporation for three years following the date such person become an interested stockholder unless: (i) before such person became an interested stockholder, the board of directors of the corporation approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination, (2) upon consummation of the transaction which resulted in the interested stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares of outstanding stock held by directors who are also officers and by employee stock plans that do not allow plan participants to determine confidentially whether to tender shares), or (3) following the transaction in which such person became an interested stockholder, the business combination is (x) approved by the board of directors of the corporation and (y) authorized at a meeting of stockholders by the affirmative vote of the holders of a least 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

    The Offer is conditioned upon, among other things, that Mentor is satisfied, in its sole discretion, that Section 203 of the DGCL is inapplicable to the Offer and the Proposed Merger. In the Delaware litigation, Mentor and Purchaser are seeking, among other things, to compel IKOS' Board to approve the Offer and the Proposed Merger for purposes of satisfying the Section 203 Condition.

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Item 9. Material to be Filed as Exhibits

    The following materials are filed herewith:

Exhibit No.	Description
(a)(1)	Not applicable.
(a)(2)	Letter to stockholders from Ramon A. Nuñez dated December 20, 2001*
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(a)(5)(A)	Letter from Mentor Graphics Corporation to IKOS dated December 6, 2001, regarding offer to acquire IKOS Systems, Inc.
(a)(5)(B)
Complaint filed by Mentor Graphics Corporation and Fresno Corporation in the Chancery Court, New Castle County, Delaware against IKOS Systems, its Board of Directors and Synopsys, Inc., C.A. No. 19299, on December 7, 2001
(a)(5)(C)	Complaint filed by Mentor Graphics Corporation and Fresno Corporation in the United States District Court for the District of Delaware against IKOS Systems, Inc., No. 01-809, on December 7, 2001
(a)(5)(D)	Complaint filed by Sheldon Pittlemen in the Court of Chancery of the State of Delaware against IKOS and its Board of Directors, C.A. No. 19300, on December 7, 2001
(a)(5)(E)	Complaint filed by Ernest Hack in the Court of Chancery of the State of Delaware against IKOS, its Board of Directors and Synopsys, Inc. C.A. No. 19305, on December 10, 2001
(a)(5)(F)	Complaint filed by Robert Ferronte in the Court of Chancery of the State of Delaware against IKOS, its Board of Directors and Synopsys, Inc. C.A. No. 19307, on December 10, 2001
(a)(5)(G)	Letter from Gray Cary Ware & Freidenrich, LLP to Latham & Watkins dated December 12, 2001
(a)(5)(H)	Letter from Gray Cary Ware & Freidenrich, LLP to Synopsys, Inc. dated December 12, 2001
(a)(5)(I)	Letter from Latham & Watkins to Gray Cary Ware & Freidenrich dated December 18, 2001
(a)(5)(J)	Letter from Gray Cary Ware & Freidenrich, LLP to Latham & Watkins dated December 18, 2001
(a)(5)(K)	Letter from Brobeck, Phleger & Harrison LLP to Gray Cary Ware & Freidenrich, LLP dated December 19, 2001
(a)(5)(L)	Press release issued by IKOS dated December 20, 2001*
(e)(1)	Agreement and Plan of Merger and Reorganization by and among Synopsys, Inc., IKOS Systems, Inc. and Oak Merger Corporation, dated July 2, 2001, as amended on August 1, 2001
(e)(2)	Confidentiality Agreement dated June 16, 2000, between Mentor Graphics Corporation and IKOS Systems, Inc.
(e)(3)	Letter from Mentor Graphics Corporation to IKOS dated December 6, 2001, regarding the Hart-Scott-Rodino Premerger Notification Form filed by Mentor on or about December 10, 2001

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(e)(4)
Amended and Restated Employment Agreement between IKOS and Ramon A. Nuñez dated as of August 1, 1995 (incorporated by reference to Exhibit 10.21 to the Quarterly Report on Form 10-Q filed by IKOS on February 12, 1996)
(e)(5)
Agreement dated June 2, 1994 by and between IKOS and Gerald S. Casilli (incorporated by reference to Exhibit 10.17 to the Quarterly Report on Form 10-Q filed by IKOS for the quarter ended July 2, 1994)
(e)(6)
Agreement dated June 2, 1994 by and between IKOS and Daniel R. Hafeman (incorporated by reference to Exhibit 10.19 to the Quarterly Report on Form 10-Q filed by IKOS for the quarter ended July 2, 1994)
(e)(7)	Agreement dated June 2, 1994 by and between IKOS and Ramon A. Nuñez (incorporated by reference to Exhibit 10.22 to the Quarterly Report on Form 10-Q filed by IKOS for the quarter ended July 2, 1994)
(e)(8)	Agreement dated June 2, 1994 by and between IKOS and Joseph W. Rockom (incorporated by reference to Exhibit 10.23 to the Quarterly Report on Form 10-Q filed by IKOS for the quarter ended July 2, 1994)
(e)(9)	Agreement dated April 11, 1997 by and between IKOS and Robert Hum (incorporated by reference to Exhibit 10.24 to the Quarterly Report on Form 10-Q filed by on August 16, 1999)
(e)(10)	Agreement dated February 2, 1999 by and between IKOS and Thomas N. Gardner (incorporated by reference to Exhibit 10.25 to the Quarterly Report on Form 10-Q filed by IKOS on August 16, 1999)
(e)(11)	Amendment Number One to Agreement dated February 2, 1999 by and between IKOS and Thomas N. Gardner, dated June 26, 2001
(e)(12)	Amendment Number One to Agreement dated June 2, 1994 between IKOS Systems, Inc. and Dan Hafeman, dated June 26, 2001
(e)(13)	Amendment Number One to Agreement dated June 2, 1994 between IKOS Systems, Inc. and Ramon Nuñez, dated June 26, 2001
(e)(14)	Amendment Number One to Agreement dated June 2, 1994 between IKOS Systems, Inc. and Joseph Rockom, dated June 26, 2001
(e)(15)	Form of Voting Agreement (incorporated by reference to Exhibit 2 of the Form 425 filed by IKOS Systems, Inc. on July 3, 2001)
(e)(16)	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 of IKOS' Registration Statement on Form S-1 effective on July 25, 1990)
(e)(17)	Amended and Restated Rights Plan by and between IKOS and Bank of Boston, N.A. dated January 22, 1999 (incorporated by reference to Exhibit 1 to Form 8-A12-G/A filed on February 3, 1999)
(e)(18)	Amendment No. 1 to Amended and Restated Rights Plan by and between IKOS and Bank of Boston, N.A. dated July 2, 2001 (incorporated by reference to Exhibit 1 to Form 8-A12-G/A filed on August 9, 2001)
(e)(19)	Certificate of Incorporation (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 effective July 25, 1990)
(e)(20)	Certificate of Amendment of Certificate of Incorporation filed May 5, 1994 (incorporated by reference to Exhibit 4.2 of IKOS' registration statement on Form S-2 effective October 12, 1995)

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(e)(21)	Certificate of Amendment of Certificate of Incorporation filed April 24, 1995 (incorporated by reference to Exhibit 4.1 of IKOS' registration statement on Form S-2 effective October 12, 1995)
(e)(22)	Certificate of Amendment of Certificate of Incorporation filed February 3, 1997 (incorporated by reference to Exhibit 3.4 of IKOS' quarterly report filed on May 12, 1997)
(e)(23)	Bylaws (incorporated by reference to Exhibit 3.2 of IKOS' registration statement on Form S-1 effective July 25, 1990)
(e)(24)	Amendment to Bylaws (incorporated by reference to Exhibit 7 to Form 8-A12-G/A filed on February 3, 1999)

*
Mailed to stockholders.

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SIGNATURE

    After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

IKOS Systems, Inc.
By:	/s/ JOSEPH W. ROCKOM Joseph W. Rockom Chief Financial Officer and Secretary

34

    Additional Information: In connection with the proposed merger, Synopsys, Inc. filed a Registration Statement on Form S-4 (including a Proxy Statement/Prospectus) and IKOS filed a Preliminary Proxy Statement on August 9, 2001, and an Amendment No. 1 to the Registration Statement on Form S-4 and Proxy Statement/Prospectus was filed on October 18, 2001 (Registration No. 333-67184), each containing information about the proposed merger, with the Securities and Exchange Commission ("SEC"). At such time the SEC declares the Form S-4 Registration Statement (including the Proxy Statement/Prospectus) to be effective, IKOS will mail the Proxy Statement/ Prospectus to IKOS stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when each document becomes available. The Registration Statement and the Proxy Statement/Prospectus contain important information about Synopsys, IKOS, the proposed merger and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Registration Statement, Proxy Statement/Prospectus and Synopsys' other filings may also be obtained by accessing Synopsys' website at http://www.synopsys.com or by directing a request by mail or telephone to Synopsys, Inc., 700 East Middlefield Rd., Mountain View, California 94043, (650) 584-5000. Free copies of the Proxy Statement/Prospectus and IKOS' other filings may also be obtained by accessing IKOS' website at http://www.ikos.com or by directing a request by mail or telephone to IKOS Systems, Inc., 79 Great Oaks Blvd., San Jose, California 95119, (408) 284-0400. You may read and copy any reports, statements and other information filed by Synopsys and IKOS at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on public reference rooms. Synopsys' and IKOS' filings with the Commission are also available to the public from commercial document-retrieval services and the web site maintained by the Commission at http://www.sec.gov.

    IKOS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from IKOS stockholders in favor of the adoption and approval of the merger agreement and approval of the merger. Investors and securities holders may obtain additional information regarding the interests of the participants from IKOS' filings with the SEC under Rule 14a-12 of the Exchange Act of 1934, as amended.

35

December 20, 2001

Dear IKOS Stockholder:

    As you may know, on December 7, 2001, Mentor Graphics Corporation commenced an unsolicited cash tender offer to purchase all outstanding shares of IKOS Systems, Inc. for $11.00 per share, subject to certain conditions (the "Offer"). The Offer is scheduled to expire on January 8, 2002. IKOS is a party to an Agreement and Plan of Merger and Reorganization by and among Synopsys, Inc., Oak Merger Corporation and IKOS dated July 2, 2001, as amended (the "Synopsys Merger Agreement"). The Synopsys Merger Agreement provides that, subject to certain conditions, each IKOS stockholder will receive at the Effective Time of the Merger (as defined in the Synopsys Merger Agreement) Synopsys common stock equal in value to $6.00 per share, plus Contingent Consideration of between $0.00 and $14.00, based on the financial performance of IKOS during the twelve months ending June 30, 2002.

    Your Board has carefully considered the Offer in comparison with the Merger. On December 12, 2001, your Board determined in good faith after consultation with IKOS' financial advisor, Needham & Company, and after considering all terms and conditions of the Offer, including the likelihood and timing of its consummation, that the Offer would result in a transaction more favorable to IKOS stockholders from a financial point of view than the Merger. As required under the Synopsys Merger Agreement, the IKOS Board communicated this determination to Synopsys by letter dated December 12, 2001. On that same date, IKOS transmitted to outside legal counsel for Mentor a form of nondisclosure agreement identical to the Confidentiality Agreement between IKOS and Synopsys. Mentor has not returned an executed copy of this nondisclosure agreement. Under the Synopsys Merger Agreement, IKOS is not permitted to enter into discussions with Mentor until such an agreement is in place.

    On December 18, 2001, the IKOS Board considered the Termination Condition in the Offer, which would prohibit IKOS from paying a $5.5 million termination fee to Synopsys on a termination of the Synopsys Merger Agreement in favor of the Offer. The IKOS Board recognized that IKOS is permitted to terminate the Synopsys Merger Agreement in favor of a Superior Proposal (as defined in the Synopsys Merger Agreement) if it advises Synopsys that it desires to enter into a written agreement for such a proposal, so long as Synopsys is provided a five business day period to match the Superior Proposal and IKOS pays a $5.5 million termination fee on the termination of the Synopsys Merger Agreement. IKOS is legally unable to waive Synopsys' contractual right to receive the termination fee under the Synopsys Merger Agreement. Accordingly, because of these contractual obligations, the IKOS Board concluded that the Termination Condition cannot be satisfied, and the Offer cannot be consummated without Mentor waiving this condition. The IKOS Board also recognized that no acquisition agreement with Mentor has been negotiated. The IKOS Board will not terminate the Synopsys Merger Agreement without a negotiated acquisition agreement with Mentor to protect IKOS stockholders. A negotiated agreement (to be entered into immediately upon terminating the Synopsys Merger Agreement) is necessary because the Offer is subject to numerous conditions which would allow Mentor unilaterally to withdraw or reduce the consideration payable in the Offer if the Synopsys Merger Agreement is terminated without IKOS having negotiated an agreement with Mentor.

    In light of the Termination Condition and the lack of a negotiated merger agreement with Mentor, the IKOS Board unanimously determined to recommend that IKOS stockholders reject the Offer and not tender their shares in the Offer. The IKOS Board had previously approved the Synopsys Merger Agreement as fair to and in the best interests of IKOS stockholders and IKOS continues to have a valid merger agreement with Synopsys. Accordingly, the IKOS Board also unanimously determined to reaffirm its recommendation of the Merger and the Synopsys Merger Agreement for the reasons set forth in the proxy statement/prospectus filed as part of the Registration Statement on Form S-4 filed by Synopsys with the Securities and Exchange Commission on August 9, 2001 and amended on October 18, 2001.

    Enclosed with this letter is a Schedule 14D-9 that contains the recommendations of your Board of Directors with respect to the Offer, and the reasons for our recommendations. The Schedule 14D-9 also contains other important information.

    Please be assured that the primary interest of your Board of Directors is maximizing stockholder value for IKOS stockholders. We appreciate your continued support.

Sincerely,

Ramon A. Nuñez
President and Chief Executive Officer

[Mentor Graphics Corporation Letterhead]

December 6, 2001
Board of Directors of IKOS Systems, Inc.
IKOS Systems, Inc.
79 Great Oaks Boulevard
San Jose, California 95119
c/o Ramon A. Nunez, President and Chief Executive Officer
c/o Gerald S. Casilli, Chairman of the Board of Directors

OFFER TO ACQUIRE IKOS SYSTEMS, INC.

Gentlemen:

Mentor Graphics Corporation ("Mentor Graphics") offers to acquire IKOS Systems, Inc. ("IKOS") at a price of $11.00 per share of IKOS common stock payable in cash.

Summary of Offer. Our offer, which is based on publicly-available information and is not subject to any financing condition, represents a premium of 37% over the Nasdaq closing price of IKOS' stock on December 6, 2001, and 49.5% over the Nasdaq closing price of IKOS' stock on June 29, 2001, the trading day before the transaction with Synopsys, Inc. was announced. Furthermore, our offer represents a premium of 87% over the average Nasdaq closing price of IKOS' stock for the thirty trading days ended December 6, 2001. Our all-cash offer will enable your stockholders to receive the entire premium immediately. This will eliminate the significant risk to your stockholders with respect to the future performance of your business, the EDA industry, the overall stock market or the economy generally that exists under your proposed transaction with Synopsys.

Our offer is not subject to the onerous closing conditions contained in your agreement with Synopsys—conditions that IKOS may well not be able to satisfy in the current environment. For example, at the revenue/backlog and profit rates of your quarter ended September 30, 2001, it is questionable whether Synopsys would even be required to close the transaction, much less pay your stockholders more than the $6.00 per share minimum in August 2002. In contrast, our offer is for $11.00 per share in cash seven months earlier in January 2002.

The acquisition consists of a first-step cash tender offer for all outstanding shares of IKOS common stock, followed by a second-step merger in which IKOS' remaining stockholders would receive the same cash price per share paid in the tender offer.

Background. As you are no doubt aware, Mentor Graphics approached IKOS in April 2001 to indicate its interest in making an offer for Mentor Graphics to acquire IKOS. On several subsequent occasions, Mentor Graphics indicated its continued interest in acquiring IKOS to IKOS and IKOS' financial advisor.

We were therefore disappointed that you chose not to contact us prior to your acceptance of the Synopsys agreement—an agreement which we believe your stockholders will find inadequate. We believe that both your stockholders and the investment community will welcome our superior all-cash offer—an offer which can be consummated very quickly. We further believe that the trading price of IKOS' stock since the announcement of your agreement with Synopsys demonstrates that your stockholders have serious reservations about a transaction with Synopsys.

Superiority of Mentor Graphics Offer. The superiority of the Mentor Graphics offer is easily demonstrated:

Issue	Synopsys Proposal	Mentor Graphics Offer
Certainty of Closing	Highly conditional. There is no certainty this transaction will ever close, exposing IKOS stockholders to risk of termination for more than a year; Synopsys effectively has an "option" to acquire IKOS. Based on an annualization of IKOS' most recent quarterly results, it is questionable whether Synopsys will have any obligation to close the transaction	Minimal standard conditions for an all-cash tender offer with no financing condition; no need to wait until late summer 2002 to find out whether the transaction is actually completed.
Price	Unknown at this time, subject to a complicated formula; based on an annualization of IKOS' most recent quarterly results, IKOS stockholders may not even receive $6.00 per share.	$11.00 per share (in cash). Our price is not subject to IKOS' financial performance and represents a premium of 49.5% over the Nasdaq closing price on June 20, 2001, 37% over the Nasdaq closing price on December 6, 2001, and 87% over the average Nasdaq closing price of IKOS' stock for the thirty trading days ended December 6, 2001.
Payment of Consideration	In Synopsys stock in August 2002; subject to subsequent risk of Synopsys stock performance.	In cash promptly following consummation of our tender offer; no risk as to stock performance and no financing condition.
Closing Date	Estimated to occur in August 2002, over 12 months from announcement and at least eight months from now. In the Synopsys transaction, IKOS is in an uncertain state of limbo for over a year from the date of announcement.	As early as 20 business days after launch of tender offer, could be by early-January 2002, seven months before the earliest anticipated closing date for the Synopsys transaction.

Action by IKOS Board. Our offer is vastly superior to the agreement with Synopsys. We are prepared to move expeditiously to consummate the offer. In accordance with your fiduciary duties to IKOS' stockholders and pursuant to your existing rights under Section 5.2 of your agreement with Synopsys, we expect you to afford us prompt access to information concerning IKOS so that we can operate on a level playing field with Synopsys. Following satisfactory completion of confirmatory due diligence, we would expect to enter into definitive documentation for the transaction and consummate the transaction as soon as possible thereafter.

We would strongly prefer to work with you toward the consummation of a negotiated transaction that is in the best interests of your stockholders. Accordingly, we stand ready to meet with you at the earliest possible time. Please contact me to arrange a meeting.

Very truly yours,

/s/ GREGORY K. HINCKLEY

Mentor Graphics Corporation
by Gregory K. Hinckley,
President and Chief Operating Officer

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

MENTOR GRAPHICS CORPORATION, an	)
Oregon corporation, and FRESNO	)
CORPORATION, a Delaware corporation,	)
Plaintiffs,	)
	)	C.A. No. 19299
v.	)
IKOS SYSTEMS, INC., a Delaware	)
corporation, GERALD S. CASILLI,	)
RAMON A. NUNEZ, WILLIAM	)
STEVENS, GLENN E. PENISTEN, JAMES	)
R. OYLER, JACKSON HU, SYNOPSYS,	)
INC., a Delaware corporation, and OAK	)
MERGER CORPORATION, a Delaware	)
corporation,
Defendants.

VERIFIED COMPLAINT

    Plaintiffs Mentor Graphics Corporation ("Mentor") and Fresno Corporation, a wholly-owned subsidiary of Mentor ("Purchaser"), by and through their undersigned counsel, upon knowledge as to themselves and their own acts and upon information and belief as to all other matters, allege as follows:

NATURE OF THE ACTION

    1.  On July 2, 2001, IKOS Systems, Inc. ("IKOS") and Synopsys, Inc. ("Synopsys") announced a non-premium stock-for-stock merger (the "IKOS-Synopsys Merger") pursuant to the terms of which IKOS would be merged with and into Oak Merger Corporation, a wholly owned subsidiary of Synopsys. The IKOS-Synopsys Merger, which is not scheduled to close until August 2002, approximately eight months from now, would result in the receipt by the IKOS stockholders of Synopsys stock with a highly contingent and uncertain value of $6-$20 of Synopsys common stock per IKOS share. On December 6, 2001, Mentor and Purchaser proposed to acquire IKOS in an all-cash transaction that would entail the near-term payment of $11.00 in cash per IKOS share (the "Mentor Merger Proposal").

    2.  The Mentor Merger Proposal contemplates the immediate acquisition of IKOS by Mentor and Purchaser at a price of $11.00 per share of IKOS common stock payable in cash. The acquisition would be accomplished by a first-step cash tender offer for all outstanding shares of IKOS common stock, followed by a second-step merger in which the remaining stockholders of IKOS would receive the same cash price per share paid in the tender offer.

    3.  By approving the merger agreement dated July 2, 2001 with Synopsys (the "Synopsys Agreement"), the members of the IKOS board of directors (the "IKOS Directors" or "Director Defendants") have breached their fiduciary obligations to act in the best interests of the IKOS stockholders by agreeing to unprecedented and grossly inappropriate defensive provisions in the Synopsys Agreement designed to preclude Mentor (or any other entity) from successfully consummating a merger with IKOS, preventing the IKOS stockholders from considering and voting on a competing, superior merger proposal, coercing IKOS stockholders into voting for the Synopsys Agreement, and tying the hands of the IKOS directors in managing IKOS until the IKOS-Synopsys Merger is consummated (which is not scheduled to occur until August 2002).

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    4.  Three of the Synopsys Agreement's features are particularly inappropriate and in violation of Delaware law. The IKOS Directors effectively have contracted away their duty of care by approving these features. First, while the Synopsys Agreement supposedly permits the IKOS directors to terminate the agreement and abandon the IKOS-Synopsys Merger to pursue a superior proposal, an unreasonable termination fee renders this right meaningless. Indeed, the Synopsys Agreement imposes draconian financial penalties—an astounding 10.1% of the equity value of IKOS based on the average closing price of IKOS stock for the thirty trading days ended December 6, 2001—if IKOS terminates the Synopsys Agreement to pursue a superior proposal.

    5.  Second, the Synopsys Agreement imposes onerous restrictions on the IKOS Directors' authority to manage the business and affairs of IKOS pending the consummation of the IKOS-Synopsys Merger, which is scheduled to occur in August 2002. These operating restrictions foreclose the IKOS Directors from making any non-routine decision and IKOS from taking any non- routine action until the IKOS-Synopsys Merger is consummated. By agreeing to these operating restrictions for the extended period of time prior to the closing of the IKOS-Synopsys Merger, the IKOS Directors impermissibly have abdicated their fiduciary and statutory obligations to manage the business and affairs of IKOS. Moreover, by vesting Synopsys with significant authority to manage IKOS, the Synopsys Agreement effectively has transferred control of IKOS to Synopsys.

    6.  Third, under a draconian no-shop provision which becomes operative after IKOS stockholders approve the Synopsys Agreement and long before the potential closing of the Merger in August 2002, the IKOS Directors effectively are not permitted even to learn about, let alone evaluate meaningfully, alternative proposals—no matter how compelling or financially rewarding. Following IKOS stockholder approval of the Merger, an IKOS director cannot make an informed decision about the merits of a proposed transaction—or, equally important, the relative merits of a strategic alternative—because the no-shop provision in the Synopsys Agreement prohibits the IKOS Directors from communicating freely with interested parties without fear of outrageous financial penalties.

    7.  In sum, the IKOS Directors have breached their fiduciary duties and have abdicated their responsibilities. The foregoing terms of the Synopsys Agreement should be enjoined and the IKOS Directors should be required to act in accordance with Delaware law going forward.

THE PARTIES

    8.  Plaintiff Mentor is an Oregon corporation with its principal executive offices in Wilsonville, Oregon. Mentor manufactures, markets and supports software and hardware electronic design automation ("EDA") products and related services. EDA products enable engineers to design, analyze, simulate, model, implement and verify the components of electronic systems. Mentor is the beneficial owner of 841,500 shares of IKOS common stock, or approximately 9.1% of the outstanding shares of IKOS common stock as of December 6, 2001.

    9.  Plaintiff Purchaser is a Delaware corporation and a wholly-owned subsidiary of Mentor with its principal executive offices in Wilsonville, Oregon. Purchaser is the record owner of 100 shares of IKOS common stock.

    10. Defendant IKOS is a Delaware corporation with its principal executive offices in San Jose, California. IKOS is a diversified technology company engaged in high-performance design verification solutions, including hardware and software simulation for language-based design, logic emulation for system integration and compatibility verification, and verification services. IKOS has direct sales operations in North America, the UK, France, Germany, the Netherlands, Japan and India and a distribution network throughout Asia-Pacific and Israel.

    11. Defendant Synopsys is a Delaware corporation with its principal executive offices in Mountain View, California. Synopsys is a technology company engaged in the creation of EDA tools for the

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global electronics market. Synopsys also delivers design technologies and solutions to developers of complex integrated circuits, electronic systems and systems on chip.

    12. Defendant Oak Merger Corporation is a newly incorporated Delaware corporation and a wholly owned subsidiary of Synopsys.

    13. Defendant Gerald S. Casilli has been the Chairman of IKOS since 1989 and served as its Chief Executive Officer from April 1989 until August 1995. He is a director of IKOS and owes fiduciary duties to IKOS and its stockholders. As of September 29, 2001, he beneficially owned approximately 391,583 shares of IKOS common stock (including approximately 45,800 shares subject to options exercisable within 60 days of September 29, 2001).

    14. Defendants Ramon A. Nunez, William Stevens, Glenn E. Penisten, James R. Oyler, and Jackson Hu are current directors of IKOS and all owe fiduciary duties to IKOS and its stockholders. As of September 29, 2001, these directors beneficially owned approximately 359,019 shares of IKOS common stock collectively (including approximately 307,556 shares subject to options exercisable within 60 days of September 29, 2001).

FACTUAL BACKGROUND

    A.  THE PROPOSED MERGER OF IKOS AND SYNOPSYS.

    15. On July 2, 2001, IKOS and Synopsys announced a stock-for-stock merger pursuant to the terms of which IKOS stockholders are to receive shares of Synopsys common stock, with the final per-share purchase price between $6 and $20 to be determined by IKOS' revenue, change in backlog, and profit before tax during a 12-month measurement period ending June 30, 2002.

    16. After the close of the measurement period, IKOS' auditors, subject to review by Synopsys and its auditors, will calculate revenue plus change in backlog and profit before tax ("PBT"), as defined in the Synopsys Agreement, and the price per share will be calculated using both metrics. The final price per share will be the price determined by revenue plus the change in backlog or the price determined by PBT, whichever is lower, except that if the price determined by PBT is lower than the price determined by revenue plus the change in backlog but the same or higher than the price determined by revenue without regard to backlog, the final price will be determined by revenue plus the change in backlog.

    17. The closing of the IKOS-Synopsys Merger is currently scheduled for August 2002. Upon closing of the IKOS-Synopsys Merger, IKOS stockholders will receive shares of Synopsys common stock, with the ratio determined by dividing the purchase price per share by the average closing price of Synopsys stock during the ten trading-day period ending on the fifth trading day prior to the closing date. IKOS stock options will be assumed by Synopsys at the same exchange ratio. The IKOS-Synopsys Merger will be accounted for as a purchase transaction.

    18. The IKOS-Synopsys Merger is subject to numerous unusual and onerous closing conditions which if not met would relieve Synopsys of its obligations under the Synopsys Agreement. For example, one closing condition is that IKOS achieve revenue of at least $50 million and losses before tax not exceeding $10 million during the 12-month period ending June 30, 2002 (the "Financial Performance Condition"). Another closing condition is that certain key employees of IKOS accept employment with and/or enter into certain employment agreements with Synopsys (the "Employee Condition").

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    19. Not only are these closing conditions unusual, but also they are onerous given that IKOS has limited control with respect to whether these conditions are satisfied. Indeed, while IKOS has some control with respect to the Financial Performance Condition, the achievement of this condition is dependent greatly on external and non-controllable factors such as general market conditions and industry cycles. Given the poor market conditions that currently exist, it is quite possible that the Financial Performance Condition will not be met. The other condition described in the preceding paragraph, the Employee Condition, is even more onerous because IKOS has no control whatsoever with respect to whether it is satisfied. By contrast, Synopsys has significant control over whether these two conditions are met. In other words, Synopsys has significant control over the very closing conditions that will determine whether Synopsys has any obligation under the Synopsys Agreement to consummate the IKOS-Synopsys Merger. Hence, Synopsys' obligations under the Synopsys Agreement are illusory. As one stock analyst has correctly noted, not only is there no certainty that the IKOS-Synopsys Merger will close, but also the Synopsys Agreement effectively provides Synopsys an "option" to acquire IKOS if it so chooses at a later time.

    20. The market reaction to the proposed no-premium IKOS-Synopsys Merger was hardly inspired, pushing the stock price of IKOS down. On June 29, 2001, the last trading day before the announcement of the IKOS-Synopsys Merger, the common stock of IKOS closed at $7.36. Although both IKOS and Synopsys have touted expected synergies of the IKOS-Synopsys Merger, it is apparent that the market has not recognized any incremental value in the current share price of IKOS. In fact, the average closing price of IKOS stock for the thirty most recent trading days is $5.87, which is well below the pre-announcement price of $7.36. Moreover, this lackluster performance in IKOS' stock price occurred despite Mentor being an active and large purchaser of IKOS common stock following the announcement of the IKOS-Synopsys Merger.

    B.  MENTOR'S REPEATED ATTEMPTS TO INFORM THE IKOS DIRECTORS REGARDING ITS DESIRE TO MAKE A SUPERIOR MERGER PROPOSAL.

    21. Prior to the announcement of the IKOS-Synopsys Merger on July 2, 2001, Mentor repeatedly advised IKOS' representatives that Mentor was interested in making a merger proposal to allow Mentor to acquire IKOS. Notwithstanding their knowledge of Mentor's interest in acquiring IKOS, the IKOS Directors entered into an unlawful Synopsys Agreement that is intended to preclude the IKOS stockholders from receiving the benefits of a Mentor merger proposal. The conduct of the IKOS Directors not only represents a gross dereliction of their responsibility to make informed decisions but also is detrimental to the IKOS stockholders and violates their fiduciary duties. By virtue of these breaches of fiduciary duty, IKOS stockholders have been deprived of the opportunity to consider, vote on, and accept the Mentor Merger Proposal.

      1.  IKOS' INCONSISTENT REACTIONS TO MENTOR'S OVERTURES.

    22. As part of Mentor's continuous evaluation of its businesses and plans, Mentor considers a variety of strategic options and transactions. As part of this process, Mentor has had discussions with IKOS from time to time concerning an acquisition of IKOS. In the late 1990s, IKOS or its financial advisors contacted Mentor on several occasions to discuss the possibility of Mentor acquiring IKOS. These discussions between Mentor and IKOS and its financial advisors did not result in any proposal by Mentor to acquire IKOS.

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IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

MENTOR GRAPHICS CORPORATION	)
and FRESNO CORPORATION,	)
Plaintiffs,	)
	)	No.01-809
v.	)
IKOS SYSTEMS, INC.,	)
Defendant.	)

COMPLAINT

    Plaintiffs Mentor Graphics Corporation ("Mentor Graphics") and Fresno Corporation ("Purchaser," and together with Mentor Graphics, "Mentor") file this action seeking declaratory relief arising out of Purchaser's offer to purchase shares of common stock of defendant IKOS Systems, Inc. ("IKOS" or the "Company").

JURISDICTION AND VENUE

    1.  This Court has jurisdiction over this action pursuant to 15 U.S.C. Section 78aa, 28 U.S.C. Section 1331(a) and 28 U.S.C. Section 1337(a).

    2.  Venue in this Court is proper pursuant to 15 U.S.C. Section 78aa and 28 U.S.C. Section 1391(b).

THE PARTIES

    3.  Plaintiff Mentor Graphics is a corporation incorporated under the laws of the State of Oregon having its principal executive offices in Wilsonville, Oregon. Mentor Graphics manufactures, markets and supports software and hardware Electronic Design Automation ("EDA") products and provides related services which enable engineers to design, analyze, simulate, model, implement and verify the components of electronic systems. Purchaser, a wholly-owned subsidiary of Mentor Graphics and a Delaware corporation, was formed to acquire all of the outstanding shares of IKOS through the tender offer and merger proposal described below. Mentor Graphics is the beneficial owner of more than 9.1 percent of the outstanding shares of IKOS common stock and Purchaser is the record owner of 100 shares of IKOS common stock.

    4.  Defendant IKOS is a corporation incorporated under the laws of the State of Delaware having its principal executive offices in San Jose, California. IKOS develops, manufactures, markets and supports acceleration and verification systems for the verification of integrated circuits.

    5.  The common stock of IKOS is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), 15 U.S.C. Section 78l(b), and is listed and traded on the Nasdaq National Market.

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THE TENDER OFFER

    6.  Purchaser commenced today a non-coercive, non-discriminatory, all-cash, all-shares tender offer not subject to any financing condition for the outstanding shares of IKOS common stock (the "Shares") that are not already owned by Mentor Graphics or Purchaser (the "Tender Offer"). In connection with the commencement of the Tender Offer, Mentor Graphics issued today a press release summarizing the terms of the Tender Offer (the "Press Release"), and a summary advertisement of the Tender Offer was published in the December 7, 2001, national edition of The Wall Street Journal (the "Summary Advertisement").

    7.  IKOS stockholders whose shares are purchased by Purchaser in the Tender Offer will receive $11.00 per share in cash, representing a 37% premium above the closing price of IKOS stock on the Nasdaq National Market on December 6, 2001, the last full trading day before the first public announcement of Mentor Graphics' commencement of the Tender Offer. Furthermore, the Tender Offer represents a premium of 87% over the average closing price of IKOS stock for the thirty trading days ended December 6, 2001. The Tender Offer is conditioned upon, among other things, (i) there being validly tendered and not withdrawn prior to the expiration date of the Tender Offer a number of Shares, including the associated rights (the "Rights"), representing, together with the Shares owned by Mentor, at least a majority of the total number of the outstanding Shares on a fully diluted basis (the "Minimum Condition"); (ii) Mentor being satisfied, in its sole discretion, that the Agreement and Plan of Merger and Reorganization dated July 2, 2001, among IKOS, Synopsys, Inc. ("Synopsys") and Oak Merger Corporation (the "Synposys Agreement") has been terminated in accordance with the terms of such agreement as in effect on the date of the Tender Offer or such other terms as may be satisfactory to Mentor in its sole discretion (the "Synposys Agreement Condition"); (iii) the Rights having been redeemed by the board of directors of IKOS in accordance with the terms of such Rights as in effect at such time or Mentor being satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Tender Offer and Proposed Merger, as defined herein (the "Rights Condition"); (iv) Mentor being satisfied, in its sole discretion, that the provisions of Section 203 of the General Corporation Law of the State of Delaware (the "DGCL") do not apply to or otherwise restrict the Tender Offer and the Proposed Merger (the "Section 203 Condition"); (v) the stockholders of IKOS not having approved the Synposys Agreement (the "Approval Condition"); (vi) IKOS not having entered or effectuated any agreement or transaction with any person or entity having the effect of impairing Mentor's ability to acquire IKOS or otherwise diminishing the expected economic value to Mentor of the acquisition of IKOS (the "Impairment Condition"); (vii) the termination fee provision in the Synposys Agreement having been invalidated or the obligations to pay any amounts pursuant to such provision having been terminated, without any termination fee, or any portion thereof, having been paid by IKOS or any of its affiliates pursuant to the Synposys Agreement or otherwise (the "Termination Condition") and (viii) any waiting periods under applicable antitrust laws having expired or been terminated.

    8.  The Tender Offer is the initial step in a two-step transaction pursuant to which Mentor Graphics proposes to acquire all of the outstanding shares of IKOS stock. If successful, the Tender Offer will be followed by a merger or similar business combination with Purchaser or a direct or indirect subsidiary of Mentor Graphics (the "Proposed Merger," and together with the Tender Offer, the "Proposed Acquisition"). Pursuant to the Proposed Merger, each then outstanding share of IKOS (other than shares owned by Mentor Graphics or any of its subsidiaries or shares held in the treasury of IKOS) would be converted into the right to receive an amount in cash equal to the price paid in the Tender Offer.

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    9.  In January 1999, the Board of Directors of IKOS adopted a stockholder rights plan (the "Rights Plan"), commonly known as a "poison pill," which is designed to thwart any acquisition of IKOS that does not have the approval of the IKOS Board. The Rights Plan provides the IKOS Board with the power to prevent summarily the consummation of even an all-cash, all-shares, non- coercive, non-discriminatory tender offer by imposing a severe economic penalty (in the form of massive dilution) on a potential acquiror. The Rights Plan was adopted without approval of IKOS stockholders and, if it remains in effect and applicable to the Tender Offer, it will restrict the right of IKOS stockholders to decide whether to accept Purchaser's premium offer for their shares.

    10. Moreover, the IKOS Board may be able to prevent Mentor Graphics from consummating the Proposed Merger for at least three years unless the Board exempts the Tender Offer from restrictions imposed by Section 203, Delaware's Business Combination Statute. Section 203, which applies to any Delaware corporation that has not opted out of its coverage, provides that if a person acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder"), such interested stockholder may not engage in a "business combination" with the corporation (defined to include a merger or consolidation) for three years after becoming an interested stockholder, unless: (i) prior to the 15% acquisition, the board of directors has approved either the acquisition resulting in the stockholder becoming an interested stockholder or the business combination; (ii) the interested stockholder acquires 85% of the corporation's voting stock in the same transaction in which it crosses the 15% threshold; or (iii) on or subsequent to the date of the 15% acquisition, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders (and not by written consent) by the affirmative vote of at least 662/3% of the outstanding voting stock which is not owned by the interested stockholder. IKOS is subject to Section 203 and has chosen not to opt-out of the statute's coverage.

    11. The Tender Offer is, and will continue to be, in full compliance with all applicable federal laws and regulations governing tender offers, i.e., the provisions of the Williams Act, embodied in Sections 14(d) and 14(e) of the Exchange Act, 15 U.S.C. Sections 78n(d) and (e), and the rules and regulations promulgated thereunder by the Securities and Exchange Commission ("SEC"). In accordance with the Exchange Act and the rules and regulations promulgated thereunder by the SEC, Purchaser commenced the Tender Offer by the publication of the Summary Advertisement in today's Wall Street Journal. In connection with the Tender Offer and in accordance with the Exchange Act and the rules and regulations promulgated thereunder by the SEC, Purchaser is filing today a Schedule TO with the SEC (the "Schedule TO") pursuant to Section 14(d)(1) of the Exchange Act and Rule 14d-3 promulgated thereunder, 17 C.F.R. Section 240.14d-3.

    12. Section 14(d) of the Exchange Act, 15 U.S.C. Section 78n(d), and the rules and regulations promulgated thereunder by the SEC, require that any person or entity making a tender offer for beneficial ownership of more than five percent of a class of registered equity securities file and disclose certain specified information with respect to the tender offer. Any such bidder must disclose, among other things, its identity and background, past contacts, transactions or negotiations between the bidder and the company in whom the bidder seeks to acquire stock, the source and amount of funds needed for the tender offer, and any plans the bidder may have to change the capitalization, corporate structure or business of the company whose stock it seeks to acquire.

    13. In addition, Section 14(e) of the Exchange Act, 15 U.S.C. Section 78n(e), makes it "unlawful for any person to make any untrue statement of a material fact or omit to state any material fact necessary in order to make the statement made, in light of the circumstances under which they are made, not misleading, or to engage in any fraudulent, deceptive, or manipulative acts or practice in connection with any tender offer." Purchaser has complied fully with the Exchange Act and all rules and regulations promulgated thereunder.

3

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

SHELDON PITTLEMAN, On Behalf Of Himself And All Others Similarly Situated,
Plaintiff,
-against-
GERALD S. CASILLI, RAMON A. NUNEZ, JAMES R. OYLER, GLENN E. PENISTEN, WILLIAM STEVENS, JACKSON HU and IKOS SYSTEMS, INC.
Defendants.

CLASS ACTION COMPLAINT

    Plaintiff, by his attorneys, alleges upon information and belief, except as to paragraph 1 which plaintiff alleges upon knowledge, as follows:

    1.  Plaintiff Sheldon Pittleman is a stockholder of defendant Ikos Systems, Inc. ("IKOS" or the "Company").

    2.  Defendant IKOS is a corporation duly organized and existing under the laws of the state of Delaware, with its principal executive offices located at 19050 Pruneridge Avenue, Cupertino, California 95041. IKOS develops, manufactures, markets and supports acceleration and verification systems for integrated circuits (ICs).

    3.  Defendant Gerald S. Casilli is chairman of the board of directors of IKOS.

    4.  Defendant Ramon A. Nunez is a director of IKOS and serves as its chief executive officer and president.

    5.  Defendant James R. Oyler is a director of IKOS.

    6.  Defendant Glenn E. Penisten is a director of IKOS.

    7.  Defendant William Stevens is a director of IKOS.

    8.  Defendant Jackson HU is a director of IKOS.

    9.  The defendants named in paragraphs 3 through 9 are sometimes collectively referred to herein as the "Individual Defendants."

    10. The Individual Defendants, as officers and/or directors of IKOS, have a fiduciary relationship and responsibility to plaintiff and the other common public stockholders of IKOS, and owe to plaintiff and the other class members the highest obligations of good faith, loyalty, fair dealing, due care and candor.

CLASS ACTION ALLEGATIONS

    11. Plaintiff brings this action on his own behalf and as a class action, pursuant to Rule 23 of the Rules of the Court of Chancery, on behalf of all common stockholders of IKOS or their successors in interest, who are being and will be harmed by defendants' actions described below (the "Class"). Excluded from the Class are defendants wherein and any person, firm, trust, corporation, or other entity related to or affiliated with any of defendants.

1

    12. This action is properly maintainable as a class action because:

      a.  The Class is so numerous that joinder of all members is impracticable. there are hundreds, if not thousands, of IKOS stockholders who are located throughout the United States.

      b.  There are questions of law and fact which are common to the Class, including: whether any of the defendants have acted or are continuing to act in a manner calculated to benefit themselves at the expense of IKOS' public stockholders; and whether plaintiff and the other Class members would be irreparably damaged if the defendants are not enjoined in the manner described below.

      c.  Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. The claims of plaintiff are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

      d.  The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications with respect too individual members of the Class which would establish incompatible standards of conduct for defendants, or adjudications with respect to individual members of the Class which would, as a practical matter, be dispositive of the interests of the other members not parties to the adjudications or substantially impair or impede their ability to protect their interests.

      e.  The defendants have acted, or refused to act, on grounds generally applicable to, and causing injury to, the Class and, therefore, preliminary and final injunctive relief on behalf of the Class as a whole is appropriate.

CLAIM FOR RELIEF

    13. On December 6, 2001 Mentor Graphics, Inc., ("Mentor") announced an unsolicited bid to acquire IKOS. In a letter from Gregory K. Hinckley, the President and Chief Operating Officer of Mentor, to IKOS' Board of Directors, Mentor offered to acquire IKOS for $11.00 in cash per share of IKOS common stock compared to a price of $8.00 per share before Mentor made its bid.

    14. Mentor's letter demonstrates that it is ready, willing and able to move ahead with its offer. The offer price is well in excess of the Company's current trading price.

    15. In light of the foregoing, the Individual Defendants must, as their fiduciary obligations require:

      a.  undertake an appropriate evaluation of IKOS' worth as a merger/acquisition candidate;

      b.  take all appropriate steps to enhance IKOS' value and attractiveness as a merger/acquisition candidate;

      c.  take all appropriate steps to effectively expose IKOS to the marketplace in an effort to create an active auction for IKOS, including but not limited to engaging in serious negotiations with BUYER or its representatives;

      d.  act independently so that the interests of IKOS' public stockholders will be protected; and

      e.  adequately ensure that no conflicts of interest exist between defendants' own interests and their fiduciary obligation to maximize stockholder value or, if such conflicts exist, to ensure that all conflicts be resolved in the best interests of IKOS' public stockholders.

    16. As a result of defendants' failure to take such steps, plaintiff and the other members of the Class have been and will be damaged in that they have not and will not receive their proportionate

2

share of the value of the Company's assets and business, and have been and will be prevented from obtaining a fair price for their common stock.

    17. Unless enjoined by this Court, defendants will continue to breach their fiduciary duties owed to plaintiff and the other members of the Class, by maintaining themselves in office and/or failing to take the steps set forth above, excluding the Class from its fair proportionate share of IKOS' valuable assets and businesses, all to the irreparable harm of the Class.

    18. Plaintiff and the other members of the Class have no adequate remedy at law.

    WHEREFORE, plaintiff prays for judgment and relief as follows:

    A.  Ordering that this action may be maintained as a class action and certifying plaintiff as the Class representative;

    B.  Declaring that defendants have breached their fiduciary and other duties to plaintiff and the other members of the Class;

    C.  Entering an order requiring defendants to take the steps set forth hereinabove;

    D.  Awarding compensatory damages against defendants individually and severally in an amount to be determined upon the proof submitted to this Court;

    E.  Awarding costs and disbursements, including plaintiff's counsel's fees and experts' fees; and

    F.  Granting such other and further relief as to the Court may seem just and proper.

ROSENTHAL MONHAIT GROSS & GODDESS, PA
By:	/s/ ILLEGIBLE 919 North Market Street Suite 1401, Mellon Bank Center Wilmington, Delaware 19899 (302) 656-4433 Attorneys for Plaintiff

(OF COUNSEL:

ABBEY GARDY, LLP
212 East 39th Street
New York, New York 10016
(212) 889-3700

December 7, 2001

3

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

ERNEST HACK, on behalf of himself and all others similarly situated,
Plaintiff,
C.A. No. 19305-NC
v.
IKOS SYSTEMS, INC., GERALD S. CASILLI, RAMON S. NUNEZ, JAMES R. OYLER, GLENN E. PENISTEN, WILLIAM STEVENS, JACKSON HU, and SYNOPSYS, INC.
Defendants.

CLASS ACTION COMPLAINT

    Plaintiff, by his attorneys, alleges upon information and belief except with respect to his ownership of IKOS Systems, Inc. ("IKOS" or the "Company") common stock, which is alleged upon personal knowledge, as follows:

PARTIES

    1.  Plaintiff is the owner of stock of defendant IKOS.

    2.  IKOS Systems, Inc. (IKOS or the Company) develops, manufactures, markets, and supports acceleration and verification systems for the verification of integrated circuits (ICs). IKOS' mission is to help customers realize their high complexity electronic systems through innovative design verification solutions. IKOS differentiates its verification solutions with hardware acceleration systems and emulation systems which compile and integrate both emulation and acceleration hardware into the design flow. IKOS also provides services to customers to assist in the integration and deployment of IKOS solutions. The Company sells its products and services to a broad range of customers, including telecommunications, multimedia, semiconductor, computer, consumer electronics, and aerospace application segments. As of June 30, 200[?], IKOS had approximately 9,059,000 shares of common stock outstanding held by thousands of shareholders of record.

    3.  Defendant Mentor Graphics owns approximately 9.1% of the common stock of IKOS.

    4.  Defendant Gerald S. Casilli is Chairman of the Board and a Director of IKOS. Casilli owns 2.73% of the outstanding common stock as of December 21, 2000. Casilli has been a director of IKOS since 1986.

    5.  Defendant, Ramon S. Nunez is a Chief Executive Officer, President and a Director of IKOS and own 3.49% of the outstanding stock of IKOS as of December 21, 2000. Nunez has been a director of IKOS since 1994.

    6.  James R. Oyler is a Director of IKOS. Oyler has been a director of IKOS since 1991.

    7.  Glenn E. Penisten is a Director of IKOS. Penisten has been a director of IKOS since 1985.

    8.  William Stevens is a Director of IKOS. Stevens has been a director of IKOS since 1998.

    9.  Jackson Hu is a Director of IKOS. Hu has been a director of IKOS since 1998.

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    10. The foregoing individuals (collectively the "Individual Defendants") as officers and/or director of IKOS, owe IKOS public shareholders fiduciary duties.

    11. Defendant Synopsys, Inc. is a Delaware corporation, which had 59,302,014 shares of common stock outstanding as of September 8, 2001. Synopsys, Inc. ("Synopsys") is a leading supplier of electronic design automation (EDA) software to the global electronics industry. Synopsys' products are used by designers of integrated circuits (ICs), including system-on-a-chip ICs, and the electronic products (such as computers, cell phones, and internet routers) that use such ICs to automate significant portions of their chip design process. Synopsys substantially and knowingly participated in and is benefiting from the breaches of fiduciary duties alleged herein and therefore is liable as an abider and abettor thereof.

CLASS ACTION ALLEGATIONS

    12. Plaintiff brings this action on his own behalf and as a class action on behalf of the public shareholders of defendant IKOS (except defendants herein and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants) or their successors in interest, who have been or will be adversely affected by the conduct of defendants alleged herein.

    13. This action is properly maintainable as a class action for the following reasons:

      (a) The class of shareholders for whose benefit this action is brought is so numerous that joinder of all class members is impracticable. As of June 30, 2001, there were over 9 million shares of defendant IKOS Common stock outstanding owned by thousands of shareholders of record scattered throughout the United States.

      (b) There are questions of law and fact which are common to members of the Class and which predominate over any questions affecting any individual members. The common questions include, inter alia, the following:

        (i)  Whether one or more of the defendants has engaged in a plan and scheme to enrich themselves at the expense of defendant IKOS public stockholders;

        (ii) Whether the Defendants have breached their fiduciary duties owed by them to plaintiff and members of the Class, and/or have aided and abetted in such breach, by virtue of their participation and/or acquiescence and by their other conduct complained of herein; and

        (iii) Whether plaintiff and the other members of the Class will be irreparably damaged by the transactions complained of herein.

    14. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. The claims of plaintiff are typical of the claims of the other members of the Class and plaintiff has the same interest as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

    15. Plaintiff anticipates that there will not be any difficulty in the management of this litigation.

    16. For the reasons stated herein, a class action is superior to other available methods for the fair and efficient adjudication of this action.

SUBSTANTIVE ALLEGATIONS

    17. In or about April, 2001, Mentor approached IKOS to discuss a possible business combination of the two companies. IKOS declined to enter into such discussions with Mentor.

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    18. IKOS announced on July 2, 2001 a merger agreement with Synopsys, with the transaction expected to close in August 2002. The terms of the merger provide that for each share of IKOS held, each IKOS shareholder will receive stock worth between $6.00 and $20.00 in a stock for stock deal, depending on the financial performance of IKOS for the 12-months ending June 30, 2002 (the "Synopsys Transaction").

    19. The Synopsys Transaction provides for a breakup fee of up to $5,500,000 payable from IKOS to Synopsys in the case of certain terminations of the merger agreement. The Form S-4 filed on or about August 9, 2001 does not provide for any termination fee payable from Synopsys to IKOS.

    20. On or about December 6, 2001, Mentor announced a tender offer for the 90.1% of IKOS common stock it did not already own on that date. The tender offer provided for the purchase of such common stock at $11.00 per share, cash.

    21. On or about December 7, 2001, IKOS issued a press release in which its Board of Directors stated that it would consider the tender offer made by Mentor and would comment on such tender offer on or before December 20, 2001.

    22. The 52-week range for IKOS stock (through December 7, 2001) traded in the public market is 2.8500-17.4375. Stock in the Company closed at $8.05 on December 6, 2001 and at $11.75 on December 7, 2001. On December 5, 2001, the day before Mentor's tender offer was announced, IKOS stock closed at $7.30 per share on the public market.

    23. On December 7, 2001, Mentor filed an action in this Court alleging, among other things, that the IKOS board is failing properly to negotiate with Mentor regarding an acquisition, and that the IKOS Board has agreed to unlawful defensive provisions pursuant to which the IKOS Board has effectively contracted away its fiduciary duties.

    24. On June 29, 2001, the last trading day before the Synopsys Transaction was announced, IKOS closed at $7.36 per share. On July 2, 2001, the date on which the Synopsys Transaction was announced, IKOS shares closed at $7.19 per share.

    25. Defendant's failure to properly consider and act upon Mentor's offer simply evidences their disregard for engaging in a process to garner a premium price for the public shareholders. By failing to properly pursue the offer, defendants are depriving plaintiff and the Class of the right to receive the maximum value for their shares.

    26. Defendant's failure to consider the Mentor offer will only ensure their continued positions within the Company but will deprive the Company's public shareholders of the premium that Mentor is prepared to pay, or of the enhanced premium that a negotiation could provide.

    27. The Synopsys Transaction constitutes a sale of IKOS and as such the directors of IKOS have the obligation to obtain the best price reasonably available for the shareholders and to engage in a process to meet that end. No auction or solicitation of offers was conducted, nor did IKOS sufficiently consider the tender offer of Mentor.

    28. The proposed Synopsys Transaction is wrongful, unfair and harmful to IKOS's public stockholders, the Class members, and represents an attempt by defendants to subvert the interests of the public shareholders, in order to aggrandize certain special interests at the expense of the public shareholders. The Transaction is the result of an inadequate and unfair process. The Synopsys Transaction will deny plaintiff and other Class members their rights to share appropriately in the true value of the Company while usurping the same for the benefit of certain defendants an insiders at and unfair and inadequate price.

    29. Defendants owe fundamental fiduciary obligations to IKOS' stockholders to take all necessary and appropriate steps to maximize the value of their shares. In addition, the Individual Defendants

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have the responsibility to act independently so that the interests of the Company's public stockholders will be protected and to consider properly all bona fide offers for the Company. Further, the directors of IKOS must adequately ensure that no conflict of interest exists between the Individual Defendants' own interests and their fiduciary obligations to maximize stockholder value or, if such conflicts exist, to insure that all such conflicts will be resolved in the best interests of the Company's stockholders.

    30. In contemplating, planning and/or effecting the foregoing acts and in pursuing and structuring the Transaction, defendants are not acting in good faith toward plaintiff and the Class, and have breached, and are breaching, their fiduciary duties to plaintiff and the Class.

    31. Because the Defendants control the business and corporate affairs of IKOS and because they are in possession of private corporate information concerning IKOS businesses and future prospects, there exists an imbalance and disparity of knowledge and economic power between the defendants and the public shareholders of IKOS.

    32. The Individual Defendants have breached their fiduciary and other common law duties owed to Plaintiff and other members of the Class in that they have not and are not exercising independent business judgment and have acted and are acting to the detriment of the Class. As a result of the actions of the defendants, plaintiff and the Class have been and will be damaged.

    33. Plaintiff seeks preliminary and permanent injunctive relief and declaratory relief preventing defendants from inequitably and unlawfully depriving plaintiff and the Class of their rights to realize a full and fair value of their stock at a premium over the market price, by unlawfully entrenching themselves in their positions of control, and to compel defendants to carry out their fiduciary duties to maximize shareholder value.

    34. Only through the exercise of this Court's equitable powers can plaintiff be fully protected from the immediate and irreparable injury, which defendant's actions threaten to inflict.

    35. Unless enjoined by the Court, defendants will continue to breach their fiduciary duties owed to plaintiff and the members of the Class, and/or aid and abet and participate in such breaches of duty, and will prevent the sale of IKOS at a substantial premium, all to the irreparable harm of plaintiff and other members of the Class.

    36. In addition, on January 22, 1992, the Company's Board of Directors adopted a Rights Agreement (the "poison pill"), amended and restated on January 22, 1999. On July 2, 2001, the Company amended the Amended and Restated Rights Agreement to exempt from the term "acquiring persons", Synopsys and its wholly-owned subsidiary, Oak Merger Corporation.

    37. This "poison pill" is an anti-takeover mechanism that in effect prevents a single stockholder or group of stockholders from acquiring more than 15% of IKOS' common stock without board approval.

    38. Unless enjoined by this Court, the Defendants will continue to breach their fiduciary duties owed to plaintiff and the Class, all to the irreparable harm of the Class. Plaintiff has no adequate remedy at law.

    WHEREFORE, plaintiff demands judgment as follows:

      (a) Declaring that this action may be maintained as a class action;

      (b) Declaring that the proposed Transaction is unfair, unjust and inequitable to plaintiff and the other members of the Class;

      (c) Enjoining preliminary and permanently the defendants from taking any steps to accomplish or implement the proposed Transaction without adequate process to obtain the best price available on the sale of IKOS and safeguards for the interests of the Class, including truly independent representation to act on behalf of the public shareholders;

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      (d) Ordering the Individual Defendants to fulfill their fiduciary duties to plaintiff and the other members of the Class by announcing their intention to:

        (i)  Cooperate fully with any entity or person, including Mentor, having a bona fide interest in proposing any transactions that would maximize shareholder value, including, but not limited to, a merger or acquisition of IKOS;

        (ii) Act independently so that the interests of the Company's public stockholders will be protected;

        (iii) Adequately ensure that no conflicts of interest exist between the Individual Defendants' own interests and their fiduciary obligation to maximize shareholder value or, in the event such conflicts exist, to ensure that all conflicts of interest are resolved in the best interests of the public stockholders of IKOS; and

        (iv) Refrain from improper use of any antitakeover mechanism such as the poison pill;

      (e) Requiring defendants to compensate plaintiff and the members of the Class for all losses and damages suffered and to be suffered by them as a result of the acts and transactions complained of herein, together with prejudgment and post-judgment interest;

      (f)  Awarding plaintiff the costs and disbursements of this action, including reasonable attorneys, accountants', and experts' fees; and

      (g) Granting such other and further relief as may be just and proper.

Dated: December 10, 2001

CHIMICLES & TIKELLIS LLP
By:	/s/ ILLEGIBLE Pamela S. Tikellis Robert J. Kriner, Jr. Beth Deborah Savitz One Rodney Square PO Box 1035 Wilmington, Delaware 19899 (302) 656-2500
Attorneys for Plaintiff

OF COUNSEL:

Charles J. Piven, Esquire
Law Offices of Charles J. Piven, P.A.
The World Trade Center—Baltimore
Suite 2525
401 East Pratt Street
Baltimore, MD 21202

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IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
IN AND FOR NEW CASTLE COUNTY

ROBERT FERRONTE,
Plaintiff,
v.
Civil Action No. 19307
GERALD S. CASILLI, RAMON S. NUNEZ, JAMES R. OYLER, GLENN E. PENISTEN, WILLIAM STEVENS, JACKSON HU, and SYNOPSYS, INC.
Defendants.

COMPLAINT

    Plaintiff, by his attorneys, alleges upon information and belief, except as to paragraph 1 which is alleged upon personal knowledge, as follows:

THE PARTIES

    1.  Plaintiff is the owner of shares of the common stock of IKOS Systems, Inc. ("IKOS" or the "Company") and has been the owner of such shares continuously since prior to the wrongs complained of herein.

    2.  IKOS is a corporation duly existing and organized under the laws of the State of Delaware, with its principal executive offices located at 19050 Pruneridge Avenue, Cupertino, California. The Company develops, manufactures, market and supports acceleration and verification systems for the verification of integrated circuits. The Company sells its products and services to a broad range of customers, including the telecommunications, multimedia, semiconductor, computer, consumer electronics and aerospace application segments.

    3.  Defendant Gerald S. Casilli ("Casilli") is, and at all relevant times has been, Chairman of the Board of Directors of IKOS. Casilli previously served as the Company's Chief Executive Officer from April 1989 to August 1995.

    4.  Defendant Ramon A. Nunez ("Nunez") is, and at all relevant times has been, President, Chief Executive Officer and a director of IKOS.

    5.  Defendants James R. Oyler, Glenn E. Penisten, William Stevens and Jackson Hu are and have been directors of IKOS at all relevant times.

    6.  The Defendants referred to in paragraphs 3 through 5 are collectively referred to herein as the "Individual Defendants."

    7.  The Individual Defendants are in a fiduciary relationship with plaintiff and the other public stockholders of IKOS, and owe them the highest obligations of good faith, fair dealing, due care, loyalty and full and candid disclosure.

CLASS ACTION ALLEGATIONS

    8.  Plaintiff brings this action on his own behalf and as a class action, pursuant to Rule 23 of the Rules of the Court of Chancery, on behalf of all holders of IKOS common stock (the "Class").

Excluded from the Class are defendants herein and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants.

    9.  This action is properly maintainable as a class action.

    10. The Class is so numerous that joinder of all members is impracticable. There are approximately 9.22 million shares of IKOS common stock outstanding owned by hundreds of Class members.

    11. There are questions of law and fact which are common to the Class and which predominate over questions affecting any individual Class members, including the following:

      (a) whether defendants have breached their fiduciary and other common law duties owed by them to plaintiff and the other members of Class; and

      (b) whether the Class is entitled to injunctive relief or damages as a result of the wrongful conduct committed by defendants.

    12. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff's claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

    13. Defendants have acted on grounds generally applicable to the Class with respect to the matters complained of herein, thereby making appropriate the relief sought herein with respect to the class as a whole.

SUBSTANTIVE ALLEGATIONS

    14. In April 2001, IKOS was approached by Mentor Graphics Corporation ("Mentor Graphics") about its interest in making an offer to acquire IKOS. On several subsequent occasions, Mentor Graphics indicated its continued interest in acquiring IKOS to IKOS and IKOS' financial advisor. IKOS, however, made no attempts to contact Mentor Graphics or otherwise fully inform themselves about Mentor Graphics' interest in making an offer for the Company.

    15. On or about July 2, 2001, IKOS and Synopsys, Inc. ("Synopsys") announced that they had signed a merger agreement providing for the acquisition by Synopsys of all outstanding shares of IKOS. The purchase price per share will be determined by a formula based on IKOS' financial performance in the 12-month period ending June 2002. The Company indicated a potential consideration range of between $6 and $20. Completion of the merger with Synopsys is targeted by August 2002.

    16. On or about December 8, 2001, Mentor Graphics announced its offer to acquire IKOS at a price of $11.00 per share payable in cash. Mentor Graphics' offer represents a 37% premium over the closing price of IKOS stock on December 6, 2001, and a 49.5% premium over the closing price of IKOS stock on June 29, 2001, the last trading day before the transaction with Synopsys was announced. Moreover, the Mentor Graphics offer represents a premium of 87% over the average closing price of IKOS stock for the thirty trading days ended December 6, 2001.

    17. However, as a result of IKOS's corporate defenses, a hostile offer for the Company's shares is effectively precluded. Most notably, IKOS has a shareholder's rights plan (also referred to as a "Poison Pill") which strongly deters hostile bids for the Company. Specifically, the Poison Pill is triggered by a person or group acquiring 15% or more of the Company's common stock without first obtaining the approval of IKOS' board of directors. In the unlikely event that the pill is triggered, IKOS' shareholders are effectively granted the right to acquire additional shares of Company common stock for half of the existing market price for IKOS' shares.

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    18. The Poison Pill permits the Individual Defendants to manipulate the corporate machinery of IKOS, thereby impairing the corporate democratic process within the Company at the expense and to the detriment of the Company's stockholders. The Poison Pill restrains and impairs the ability of IKOS shareholders to affect corporate policy and impedes shareholder ability to accumulate shares and associate together to replace incumbent management, oppose any management initiative or otherwise affect corporate policy through stockholder resolutions. By effectively preventing any single party from owning and thereby voting greater than 15% of the outstanding common stock of the Company, management clearly has a significant advantage in any situation which might threaten to eliminate or diminish their control over IKOS. The Poison Pill thereby serves to perpetuate senior management's control over the business and operations of the Company and to frustrate potential bidders for IKOS.

    19. In fact, the Poison Pill was amended by the Company in order to exempt Synopsys and the merger with Synopsys from its provisions.

    20. The Individual Defendants were and are under a duty to:

      (a) to fully inform themselves of IKOS' market value before taking, or agreeing to refrain from taking, action;

      (b) to maximize shareholder value; and

      (c) to obtain the best financial and other terms when the Company's independent existence will be materially altered by a transaction.

    21. By the acts, transactions and courses of conduct alleged herein, defendants, individually and as part of a common plan and scheme or in breach of their fiduciary duties to plaintiff and the other members of the Class, are attempting unfairly to deprive plaintiff and other members of the Class of the true value of their investment in IKOS.

    22. As a result of the actions of defendants, plaintiff and the other members of the Class have been and will be damaged in that they have not and will not receive their fair proportion of the value of IKOS' assets and businesses and will be prevented from obtaining appropriate consideration for their shares of IKOS common stock.

    23. Unless enjoined by this Court, defendants will continue to breach their fiduciary duties owed to plaintiff and the other members of the Class, to the irreparable harm of the Class.

    24. Plaintiff and the Class have no adequate remedy at law.

    WHEREFORE, plaintiff demands judgment and preliminary and permanent relief, including injunctive relief, against defendants as follows:

      (a) Declaring that this action is properly maintainable as a class action and designating plaintiff as class representative;

      (b) Enjoining defendants from consummating the merger with Synopsys, or a business combination with any other third party, unless and until the Company adopts and implements a procedure or process, such as an auction, to obtain the highest possible price for the Company;

      (c) Directing defendants to deploy the poison pill in a manner which will maximize shareholder value;

      (d) Awarding plaintiff the costs and disbursements of this action, including reasonable attorneys' and experts' fees;

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      (e) Granting such other and further relief as this Court may deem just and proper.

ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.
By:	/s/ ILLEGIBLE Suite 1401, Mellon Bank Center P.O. Box 1070 Wilmington, DE 19899 (302) 656-4433

OF COUNSEL:

SCHIFFRIN & BARROWAY, LLP
Marc A. Topaz
Patricia C. Weiser
Three Bala Plaza East, Suite 400
Bala Cynwyd, PA 19004
(610) 667-7706

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[GRAY CARY LETTERHEAD]

December 12, 2001

Mr. Christopher Kaufman
Partner
Latham & Watkins
135 Commonwealth Drive
Menlo Park, CA 94025

  Re:
  Mentor Graphics Corporation Offer to Purchase All Outstanding Shares of IKOS Systems, Inc. Common Stock

Dear Mr. Kaufman:

    We represent IKOS Systems, Inc. ("IKOS") and we are writing at the request of the IKOS Board of Directors with reference to the recently commenced cash tender offer by your client, Mentor Graphics Corporation ("Mentor") to acquire all outstanding shares of Common Stock of IKOS at $11.00 per share (the "Offer").

    As you know, IKOS is a party to an Agreement and Plan of Merger and Reorganization by and among Synopsys, Inc., Oak Merger Corporation and IKOS dated July 2, 2001, as amended (the "Merger Agreement"). Pursuant to Section 5.2 of the Merger Agreement, we enclose a form of nondisclosure agreement for execution by Mentor.

    We look forward to receipt of an executed copy of the enclosed nondisclosure agreement, which has identical terms to the Confidentiality Agreement in effect between Synopsys and IKOS.

Very truly yours,

Gray Cary Ware & Freidenrich LLP

By:
/s/ Diane Holt Frankle

[GRAY CARY LETTERHEAD]

December 12, 2001
Synopsys, Inc.
700 East Middlefield Road
Mountain View, CA 94043
Attention: General Counsel
Attention: Steven Shevick, Vice President, Investor Relations and Legal

  RE:
  Notice under Section 5.2 of the Merger Agreement

Dear Steve:

As you know, on December 7, 2001, Mentor Graphics Corporation ("Mentor") commenced an unsolicited cash tender offer to purchase all of the outstanding shares of IKOS Systems, Inc. (IKOS) common stock for $11.00 per share (the "Offer").

Pursuant to IKOS' obligations under Section 5.2 of the Agreement and Plan of Merger and Reorganization by and among Synopsys, Inc., Oak Merger Corporation and IKOS dated July 2, 2001 as amended (the "Merger Agreement") IKOS hereby provides notice to Synopsys that the IKOS Board of Directors has determined in good faith (i) after consultation with its outside financial advisor and after considering all terms and conditions of such Offer, including the likelihood and timing of its consummation, that the Offer would result in a transaction more favorable to IKOS' stockholders from a financial point of view than the Merger (as defined in the Merger Agreement) and (ii) after consultation with outside legal counsel that it is necessary for the IKOS Board to comply with its fiduciary duties to the IKOS stockholders under Delaware law to engage in discussions with Mentor, to disclose nonpublic information relating to IKOS to Mentor and afford Mentor access to IKOS' properties, books and records. The IKOS Board also determined based upon the information available to it that the Offer was a bona fide offer. In connection with these determinations, the IKOS Board of Directors took note of the "Termination Condition" in the Offer and determined that as the Offer appeared to be a bona fide proposal, it was likely that this condition would either be waived by Mentor, or alternatively, that Mentor would be willing to pay IKOS stockholders total consideration equal to $11.00 per share minus the $5.5 million fee under the Merger Agreement, and accordingly, considered the Offer in light of each of those possible alternatives.

Pursuant to our obligations under Section 5.2 of the Merger Agreement, we advise that we have, on behalf of IKOS, previously provided to your counsel, Rod Howard of Brobeck, Phleger & Harrison, a true and complete copy of the letter dated December 6, 2001 from Mentor to the IKOS Board of Directors, and on behalf of IKOS we enclose herewith the following:

1.
Schedule TO, with all Exhibits, relating to the Offer;

2.
the financial assumptions and projections reviewed and relied upon by the IKOS Board in making the determination in Section 5.2 described under subparagraph (i) above; and

3.
the transmittal letter transmitting to Mentor's legal counsel a form of nondisclosure agreement with terms at least as restrictive as the Confidentiality Agreement (as defined in the Merger Agreement).

    We further advise you that IKOS intends to continue to comply with all of its obligations under Section 5.2 of the Merger Agreement.

    Please contact me if you have any questions regarding the foregoing.

Very truly yours,

Gray Cary Ware & Freidenrich LLP

By:
/s/ Diane Holt Frankle

[LATHAM AND WATKINS LETTERHEAD]

December 18, 2001

VIA FACSIMILE AND U.S. MAIL
Diane Holt Frankle
Gray Cary Ware & Freidenrich
400 Hamilton Avenue
Palo Alto, California 94301

Re:
Mentor Graphics Corporation Offer to Purchase All Outstanding Shares of IKOS Systems, Inc. Common Stock

Dear Diane:

    I appreciated our opportunity to speak Monday morning concerning the proposed confidentiality and standstill agreement between IKOS Systems, Inc. and Mentor Graphics Corporation.

    As we discussed, the proposed form of confidentiality and standstill agreement mirrors the agreements IKOS employed during its blind bidding process earlier this year. At that time, it appears that IKOS sought to provide a level playing field for the companies participating. However, the proposed form of confidentiality and standstill agreement cannot provide a level playing field following the execution by IKOS of the merger agreement with Synopsys.

    Nevertheless, you have indicated that IKOS cannot, under the merger agreement with Synopsys, even speak with Mentor Graphics (much less provide any confidential information) absent execution of a confidentiality and standstill agreement in the form proposed. While Mentor Graphics does not believe that this provision in the merger agreement is enforceable, Mentor Graphics believes that its $11.00 per share all cash proposal is clearly superior for IKOS' stockholders than the Synopsys agreement and wants to be able to discuss with IKOS an acquisition of IKOS.

    For this reason, Mentor Graphics suggests that it execute the proposed form of confidentiality and standstill agreement subject to a waiver letter which provides that certain provisions of the confidentiality and standstill agreement will be waived and not enforced against any of Mentor Graphics, Synopsys and any third party accepting the terms of the confidentiality and standstill agreement and waiver letter. The provisions that would be waived and not enforced are IKOS during its blind bidding process and not for the benefit or my bidder. In the present situation, where IKOS has a merger agreement with Synopsys, these provisions prevent, rather than foster, the level playing field that will produce the best result for IKOS' stockholders. Moreover, these provisions prevent the IKOS directors from fulfilling their fiduciary duty to secure the maximum price available in connection with the sale of the company in light of the Mentor Graphics offer. The waiver letter would provide that:

    *   IKOS would waive and not enforce the standstill provisions, as to any party, with respect to any tender or exchange offer to acquire all outstanding IKOS shares at $11.00 per share or higher, including shares acquired in a second-step merger;

    *   IKOS would waive and not enforce the standstill provisions, as to any party, with respect to influencing IKOS' management, calling and taking actions with respect to a special stockholders' meeting, advancing stockholder proposals, nominating individuals as IKOS directors, soliciting proxies on any matter and the handling of similar matters;

    *   IKOS would waive and not enforce the confidentiality and standstill agreement provisions, as to any party, with respect to contacting third parties;

    *   All standstill provisions (but not the confidentiality provisions) would be waived and not enforced following January 8, 2002;

    *   IKOS would waive and not enforce the confidentiality provisions, as to any party, with respect to disclosing confidential information if required to do so by law;

    *   In light of the fact that Mentor Graphics is already in the emulation market, reasonable limitations on enforcement of the non-solicitation of IKOS employees acceptable to both IKOS and Mentor Graphics would be included; and

    *   A "most favored nations" clause, applicable to any party, would be included with respect to the provisions of the confidentiality and standstill agreement, as modified by the waiver letter, and any bidding procedures.

    Mentor Graphics' proposals seek to create as level a playing field as possible within the confines of IKOS' views on its merger agreement with Synopsys. I look forward to hearing from you so that the parties can seek to reach a negotiated acquisition agreement that would be in the best interests of IKOS' stockholders and Mentor Graphics can complete its tender offer by January 8, 2002.

Very truly yours,

/s/ Christopher L. Kaufman
of LATHAM & WATKINS

[GRAY CARY LETTERHEAD]

December 18, 2001
 VIA FACSIMILE

    OUR FILE NO. 1090303-1

Mr. Christopher L. Kaufman
Latham & Watkins
135 Commonwealth Drive
Menlo Park, CA 94025

Re:
Mentor Graphics Corporation Offer to Purchase All Outstanding Shares of IKOS Systems, Inc. Common Stock

Dear Kit:

I have received your letter dated December 18, 2001 and have reviewed your proposal that IKOS waive certain provisions of the form of confidentiality agreement provided by our letter dated December 12, 2001 in favor of Mentor Graphics Corporation, Synopsys, Inc. and any other third parties accepting the terms of the confidentiality agreement. I have also discussed your proposal with the IKOS Board of Directors.

The proposed waiver would, in our view, potentially result in a breach of Section 5.2 of the Agreement and Plan of Merger and Reorganization by and among IKOS, Synopsys, Inc. and Oak Merger Corporation (the "Merger Agreement"). In addition, IKOS does not believe that the proposed waiver would be in the best interest of IKOS and its stockholders, as the provisions for confidentiality, a standstill and a nonsolicitation covenant are all for the benefit of IKOS. IKOS will continue to comply with its obligations under the Merger Agreement.

We look forward to receipt of an executed copy of the nondisclosure agreement in the form provided by my letter dated December 12, 2001.

Very truly yours,

Gray Cary Ware & Freidenrich LLP

By:	/s/ Diane Holt Frankle
Diane Holt Frankle dfrankle@graycary.com
cc:
Ramon A. Nunez
Joseph W. Rockom

Bcc:
Robert Brownlie
Rick Alexander
Jim Schumacher

[Brobeck, Phleger & Harrison LLP Letterhead]

December 19, 2001

Diane Holt Frankle
Gray Cary Ware & Freidenrich LLP
400 Hamilton Avenue
Palo Alto, CA 94301

Re:
Response to Notice under Section 5.2 of the Merger Agreement

Dear Diane:

Synopsys has received your letter dated December 12, 2001, addressed to Steven Shevick. For a number of reasons, Synopsys urges IKOS to reconsider the position taken in that letter with respect to Mentor's tender offer.

Based on communications between members of management of IKOS and Synopsys, and the Needham analysis reviewed by the IKOS Board and supplied to Synopsys with your December 12 letter, the Synopsys-IKOS Merger Agreement will give IKOS stockholders at least as much value as, or more value than, the nominal $11 amount of the Mentor bid.

In addition, the Mentor tender offer is a cash-out bid that seeks to take advantage of the bottom of the market and industry cycle. It offers no upside. By contrast, the Synopsys-IKOS Merger Agreement contemplates a strategic combination that offers IKOS stockholders significant upside potential both before and after closing, over and above the nominal amount of the Mentor bid. The IKOS Board has no fiduciary duty to pursue a cash deal in preference to the long-term value of a strategic combination which allows stockholders to continue to participate as equity holders in the combined company.

Moreover, the Mentor tender offer is highly conditional—so conditional that it is certainly worth substantially less, on a risk-adjusted basis, than its nominal $11 amount. These conditions go far beyond the closing conditions in the Synopsys-IKOS Merger Agreement and create far greater uncertainty. These conditions give Mentor broad, open-ended discretion to walk away, based in some cases on Mentor's sole discretion and in other cases on events that have already occurred since the commencement of Mentor's tender offer or are highly likely to occur before the tender offer expires. Under Section 5.2 of the Synopsys-IKOS Merger Agreement, to determine that the Mentor tender offer constitutes a "Superior Proposal", the IKOS Board must factor in these conditions and their impact on the likelihood of consummation of a transaction with Mentor.

Synopsys has also received your letter dated December 18, 2001 to Latham & Watkins. Synopsys agrees that the waiver proposed by Mentor would result in a breach of the Synopsys-IKOS Merger Agreement, not only under Section 5.2 but also under Section 5.1. At the same time, with or without a nondisclosure agreement and with or without a waiver, Synopsys questions whether Mentor's bid rises to the level of a "Superior Proposal" within the meaning of the Merger Agreement, and urges IKOS to reconsider its assessment of Mentor's tender offer.

Sincerely,

/s/ ROD J. HOWARD

Rod J. Howard

cc:
James Koshland, Esq., Gray Cary Ware & Freidenrich LLP
Ramon A. Nunez, CEO, IKOS Systems, Inc.
Steven Shevick, Synopsys, Inc.

IKOS BOARD RECOMMENDS THAT IKOS STOCKHOLDERS
REJECT MENTOR GRAPHICS' CONTINGENT TENDER OFFER AND REAFFIRMS
RECOMMENDATION OF SYNOPSYS MERGER

Board's Recommendations Based On Conditions In Mentor Tender Offer
And Lack Of Negotiated Agreement With Mentor

    SAN JOSE, Calif., December 20, 2001—IKOS Systems, Inc. (Nasdaq:IKOS) today announced that its Board of Directors unanimously recommends that IKOS stockholders reject the pending unsolicited cash tender offer commenced by Mentor Graphics Corporation (Nasdaq:MENT) on December 7, 2001 to purchase all shares of IKOS Common Stock at $11.00 per share, and not tender their shares in the Mentor tender offer. The IKOS Board also unanimously reaffirmed its recommendation of the proposed Merger with Synopsys, Inc. (Nasdaq:SNPS) pursuant to the Agreement and Plan of Merger and Reorganization dated July 2, 2001, as amended.

    The IKOS Board determined that the Mentor tender offer would result in a Superior Proposal under the Merger Agreement between Synopsys and IKOS, and has communicated that determination to Synopsys as required under the Merger Agreement with Synopsys. Despite this determination, the IKOS Board is recommending that IKOS stockholders reject the Mentor tender offer because the offer contains a condition that IKOS not pay the termination fee of $5.5 million otherwise due on the termination of the Merger Agreement between IKOS and Synopsys for a Superior Proposal, and because there is no negotiated acquisition agreement with Mentor. The termination fee condition cannot be satisfied because IKOS is legally unable to waive Synopsys' contractual right to receive the termination fee under the Merger Agreement with Synopsys. In addition, the IKOS Board will not terminate the Merger Agreement with Synopsys without a negotiated acquisition agreement with Mentor to protect IKOS stockholders. A negotiated agreement is necessary because the Mentor tender offer is subject to numerous conditions which would allow Mentor unilaterally to withdraw or reduce the consideration payable in its tender offer if the Merger Agreement is terminated without IKOS having negotiated an agreement with Mentor.

    "We have a definitive agreement to merge IKOS with Synopsys in effect and we will continue to comply with our contractual obligations under that agreement," said Ramon A. Nuñez, President and Chief Executive Officer of IKOS.

    A Schedule 14D-9 containing additional information concerning the IKOS Board's recommendation will be mailed to IKOS stockholders and has been filed today with the Securities and Exchange Commission.

    Additional Information: In connection with the proposed merger, Synopsys, Inc. filed a Registration Statement on Form S-4 (including a Proxy Statement/Prospectus) and IKOS filed a Preliminary Proxy Statement on August 9, 2001, and an Amendment No. 1 to the Registration Statement on Form S-4 and Proxy Statement/Prospectus was filed on October 18, 2001 (Registration No. 333-67184), each containing information about the proposed merger, with the Securities and Exchange Commission ("SEC"). At such time the SEC declares the Form S-4 Registration Statement (including the Proxy Statement/Prospectus) to be effective, IKOS will mail the Proxy Statement/Prospectus to IKOS stockholders. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when each document becomes available. The Registration Statement and the Proxy Statement/Prospectus contain important information about Synopsys, IKOS, the proposed merger and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Registration Statement, Proxy Statement/Prospectus and Synopsys' other filings may also be obtained by accessing Synopsys' website at http://www.synopsys.com or by directing a request by mail or telephone to Synopsys, Inc., 700 East Middlefield Rd., Mountain View, California 94043, (650) 584-5000. Free copies of the Proxy Statement/Prospectus and IKOS' other filings may also be obtained by accessing IKOS' website at http://www.ikos.com or by directing a request by mail or telephone to IKOS Systems, Inc., 79 Great Oaks Blvd., San Jose, California 95119, (408) 284-0400. You may read and copy any reports, statements and other information filed by Synopsys and IKOS at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on public reference rooms. Synopsys' and IKOS' filings with the Commission are also available to the public from commercial document-retrieval services and the web site maintained by the Commission at http://www.sec.gov.

    IKOS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from IKOS stockholders in favor of the adoption and approval of the merger agreement and approval of the merger. Investors and securities holders may obtain additional information regarding the interests of the participants from IKOS' filings with the SEC under Rule 14a-12 of the Exchange Act of 1934, as amended.

About IKOS

    IKOS Systems, Inc. (Nasdaq:IKOS) is a technology leader in high-performance, hardware assisted design verification. IKOS' mission is to develop and deliver high performance solutions that enable our customers to verify the functional correctness of their complex electronic system designs. IKOS has direct sales operations in North America, the UK, France, Germany, The Netherlands, Japan and India, and a distribution network throughout Asia-Pacific. The corporate headquarters is located at 79 Great Oaks Blvd., San Jose, Calif., 95119, 408/284-0400. For more information, visit http://www.ikos.com.

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

BY AND AMONG

SYNOPSYS, INC.

OAK MERGER CORPORATION

AND

IKOS SYSTEMS,  INC.

    dated as of
July 2, 2001

i

ii

Section 9.3 Interpretation	52
Section 9.4 Counterparts	52
Section 9.5 Entire Agreement; Nonassignability; Parties in Interest	52
Section 9.6 Severability	53
Section 9.7 Remedies Cumulative	53
Section 9.8 Governing Law	53
Section 9.9 Rules of Construction	53

    SCHEDULES

    Company Disclosure Schedule

    Parent Disclosure Schedule

    Schedule 6.9(g)

    Schedule 6.15(a)

    Schedule 6.15(b)

    Schedule 6.15(c)

    Schedule 6.15(d)

    Schedule 7.3(c)

    Schedule 7.3(f)

    Schedule 7.3(g)

EXHIBITS

Exhibit A	—	Form of Voting Agreement
Exhibit B	—	Form of Certificate of Merger
Exhibit C	—	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit D	—	Form of Employee Agreement for employees of the Company listed on Schedule 6.15(a)
Exhibit E	—	Form of Employee Agreement for employees of the Company listed on Schedule 6.15(b)
Exhibit F	—	Form of Amendment to Severance Agreement for employees of the Company listed on Schedule 6.15(c)
Exhibit G	—	Form of Amendment to Severance Agreement for employees of the Company listed on Schedule 6.15(d)

iii

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

    This AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "Agreement") is made and entered into as of July 2, 2001, by and among Synopsys, Inc., a Delaware corporation ("Parent"), Oak Merger Corporation, a Delaware corporation ("Merger Sub") and wholly owned subsidiary of Parent, and IKOS Systems, Inc., a Delaware corporation (the "Company").

Recitals

    WHEREAS the Boards of Directors of the Company, Parent and Merger Sub believe it is in the best interests of their respective corporations and the stockholders of their respective corporations that the Company and Merger Sub combine into a single corporation through the statutory merger of Merger Sub with and into the Company (the "Merger") and, in furtherance thereof, have approved the Merger;

    WHEREAS by virtue of the Merger, the outstanding shares of Company Common Stock, $0.01 par value ("Company Common Stock"), shall be converted into the right to receive shares of Parent Common Stock, $0.01 par value ("Parent Common Stock"), at the rate set forth herein;

    WHEREAS the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and other agreements in connection with the Merger;

    WHEREAS the parties intend, by executing this Agreement (a) to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); (b) to cause the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; and (c) for the Merger to be accounted for as a purchase; and

    WHEREAS concurrently with the execution of this Agreement and as an inducement to Parent and Merger Sub to enter into this Agreement, certain stockholders of the Company have on the date hereof entered into voting agreements in substantially the form attached hereto as Exhibit A (the "Voting Agreements") to vote the shares of Company Common Stock owned by such persons in favor of adoption of this Agreement and approval of the Merger.

    NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants, agreements and additional agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

    Section 1.1 Definitions. As used in this Agreement, the following capitalized terms shall have the meanings indicated below:

    "Agreement" has the meaning ascribed to it in the forepart of this Agreement.

    "Antitrust Laws" has the meaning ascribed to it in Section 6.6(b).

    "Authorized Fully Diluted Shares" means the sum of (a) the number of shares of Company Common Stock outstanding as of June 15, 2001, (b) the Authorized Option Shares, and (c) the number of shares of Company Common Stock that become issuable prior to the Closing Date under the Company ESPP.

    "Authorized Option Shares" means the sum of (a) the number of options granted under the Company Stock Option Plans which are outstanding as of June 15, 2001; (b) the number of shares of Company Common Stock remaining available for grant under the Company Stock Option Plans as of June 15, 2001; and (c) such number of additional shares of Company Common Stock (if any) that are made available for issuance under the 1995 Stock Option Plan on October 1, 2001 pursuant to Section 4.1 thereof if the Closing Date is after October 1, 2001.

    "Average Parent Stock Price" means the average last sale price per share of the Parent Common Stock on the Nasdaq Stock Market as reported in The Wall Street Journal (or, if either party disputes the accuracy of the prices therein reported, another mutually agreeable authoritative source) for the ten (10) full trading-day period ending on the fifth (5th) full trading day prior to the Closing Date (e.g., if the Closing Date falls on a Sunday, the ten (10) trading day period used to calculate the Average Parent Stock Price on such date would end on, and include, the previous Monday, assuming that Monday through Friday are full trading days).

    "Backlog" as of June 30, 2001 or June 30, 2002, means (a) the dollar amount of all non-cancelable orders for products and services that (i) are not discounted in excess of historical discounts consistent with past practice, (ii) satisfy all criteria of the Company's orders acceptance policy as it existed on June 6, 2001, as amended by the Company with Parent's consent prior to the date of this Agreement (but excluding any orders for which an exception to the order acceptance policy was approved by an officer of the Company, regardless of whether the orders acceptance policy grants such officer authority to make such exceptions), and (iii) have not been invoiced, plus (b) all deferred revenue, as reflected in audited financial statements prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and consistent with the Company's annual fiscal year-end audited financial statements, attributable to products and services that have been invoiced; provided, however, that (AA), for the avoidance of doubt, items that are included in the above clause (a) of this paragraph shall not be included in the above clause (b) of this paragraph, (BB) in the case of hardware and software, such products must have a scheduled ship date within six (6) months of the applicable Backlog date (i.e. June 30, 2001 or June 30, 2002, as the case may be) and (CC) in the case of software maintenance and support, consulting and training, such services must be scheduled to be performed within six (6) months of such date.

    "Bonus Plan" has the meaning ascribed to it in Section 6.9(g)

    "CERCLA" has the meaning ascribed to it in Section 3.12(b).

    "Certificate of Incorporation" has the meaning ascribed to it in Section 3.1.

    "Certificate of Merger" has the meaning ascribed to it in Section 2.2.

    "Closing" has the meaning ascribed to it in Section 2.2.

    "Closing Date" has the meaning ascribed to it in Section 2.2.

    "COBRA" has the meaning ascribed to it in Section 3.14(d).

    "Company" has the meaning ascribed to it in the forepart to this Agreement.

    "Company Authorizations" has the meaning ascribed to it in Section 3.9.

    "Company Balance Sheet" has the meaning ascribed to it in Section 3.6.

    "Company Balance Sheet Date" has the meaning ascribed to it in Section 3.5.

    "Company Certificates" has the meaning ascribed to it in Section 2.8(c).

    "Company Common Stock" has the meaning ascribed to it in the Recitals to this Agreement.

    "Company Disclosure Schedule" has the meaning ascribed to it in the forepart of Article III.

    "Company Employee Plans" has the meaning ascribed to it in Section 3.14(a).

    "Company ESPP" has the meaning ascribed to it in Section 3.2.

    "Company Financial Statements" has the meaning ascribed to it in Section 3.4.

    "Company Material Adverse Effect" means any event, matter, change, condition, circumstance or effect that is materially adverse to the business, condition (financial or otherwise), properties, assets (including intangible assets), liabilities, operations or results of operations of the Company (or, after the Effective Time, the Surviving Corporation) and its Subsidiaries, taking the Company (or, after the Effective Time, the Surviving Corporation) together with its Subsidiaries as a whole; provided, however, that none of the following, in and of themselves, either alone or in combination, shall constitute a Company Material Adverse Effect: (a) a decrease in the trading price of Company Common Stock; (b) any event, matter, change, condition, circumstance or effect which the Company successfully bears the burden of proving results from changes affecting any of the industries or economies in which the Company operates as a whole (which changes do not materially and disproportionately affect the Company); (c) any adverse event, matter, change, condition, circumstance or effect which the Company successfully bears the burden of proving is directly and primarily caused by the announcement or pendency of the Merger; (d) any adverse event, matter, change, condition, circumstance or effect which the Company successfully bears the burden of proving is directly and primarily caused by the taking of any action expressly required by this Agreement; (e) any adverse event, matter, change, condition, circumstance or effect which the Company successfully bears the burden of proving is directly and primarily caused by any matter for which Parent has agreed (other than in this Agreement) to indemnify the Company; or (f) a failure in and of itself of results of operations of the Company and its Subsidiaries (on a consolidated basis) to meet internal projections or forecasts or published revenue or earnings predictions for any fiscal quarterly or annual period of the Company after the date hereof and prior to the Closing Date, but not either the underlying causes of such failure or the consequences of such failure.

    "Company Representatives" has the meaning ascribed to it in Section 5.2.

    "Company SEC Documents" has the meaning ascribed to it in Section 3.4.

    "Company Stock Option Plans" has the meaning ascribed to it in Section 2.6(c).

    "Company Stockholders Meeting" has the meaning ascribed to it in Section 3.20.

    "Competing Bidder" has the meaning ascribed to it in Section 5.2.

    "Confidential Information" has the meaning ascribed to it in Section 3.11(g).

    "Confidentiality Agreement" means the Confidentiality Agreement, dated as of April 30, 2001, between the Company and Parent.

    "Contingent Consideration" has the meaning ascribed to it in Section 2.7(a).

    "Contingent Price Adjustment" has the meaning ascribed to it in Section 2.7(b).

    "Continuing Employees" has the meaning ascribed to it in Section 6.9(d).

    "CPA Firm" has the meaning ascribed to it in Section 2.7(d).

    "DGCL" has the meaning ascribed to it in Section 2.1.

    "Dilution Adjustment" has the meaning ascribed to it in Section 2.7(c).

    "Effective Time" has the meaning ascribed to it in Section 2.2.

    "Environmental and Safety Laws" has the meaning ascribed to it in Section 3.12(a).

    "ERISA Affiliate" has the meaning ascribed to it in Section 3.14(a).

    "ERISA" has the meaning ascribed to it in Section 3.14(a).

    "Exchange Act" has the meaning ascribed to it in Section 3.4.

    "Exchange Ratio" has the meaning ascribed to it in Section 2.6(a).

    "Facilities" has the meaning ascribed to it in Section 3.12(a).

    "Final Date" has the meaning ascribed to it in Section 8.1(b).

    "Foreign Plan" has the meaning ascribed to it inSection 3.14(j).

    "Fully Diluted Shares" means the number of shares of capital stock of the Company issued and outstanding immediately prior to the Effective Time on a fully converted basis, including all outstanding shares of capital stock and the maximum potential number of shares of capital stock issuable pursuant to options, warrants, convertible or exchangeable securities, subscriptions, and agreements or commitments to issue shares of capital stock which are outstanding immediately prior to the Effective Time.

    "GAAP" has the meaning ascribed to it in Section 3.4.

    "Governmental Entity" has the meaning ascribed to it in Section 3.3.

    "Hazardous Materials" has the meaning ascribed to it in Section 3.12(a).

    "HSR Act" has the meaning ascribed to it in Section 3.3.

    "Indemnified Parties" has the meaning ascribed to it in Section 6.12.

    "Intellectual Property" has the meaning ascribed to it in Section 3.11(a).

    "Internal Revenue Code" has the meaning ascribed to it in the Recitals to this Agreement.

    "Knowledge" with respect to a party means such party's actual knowledge after reasonable inquiry of officers, directors, vice presidents, persons of higher authority than, or equivalent authority to, a vice president, and all persons directly reporting to any of the foregoing.

    "Merger" has the meaning ascribed to it in the Recitals to this Agreement.

    "Merger Sub" has the meaning ascribed to it in the forepart of this Agreement.

    "Merger Sub Common Stock" has the meaning ascribed to it in Section 2.6(d).

    "NASD" has the meaning ascribed to it in Section 3.3.

    "Needham Letter" has the meaning ascribed to it in the definition of Transaction Expenses.

    "Net Backlog" means the difference resulting from (i) the dollar value of Backlog as of June 30, 2002 less (ii) the dollar value of Backlog as of June 30, 2001; provided, however, that Net Backlog shall be limited to the following amounts for the following levels of Revenue:

Revenue	Limit on Net Backlog
Less than $50 million	$0
Between $50 million and $60 million	$1 million
Between $60 million and $70 million	$3 million
Between $70 million and $80 million	$5 million
Between $80 million and $90 million	$8 million
Over $90 million	$10 million

    "Order" has the meaning ascribed to it in Section 6.6(b).

    "Parent" has the meaning ascribed to it in the forepart to this Agreement.

    "Parent Balance Sheet" has the meaning ascribed to it in Section 4.5.

    "Parent Common Stock" has the meaning ascribed to it in the Recitals to this Agreement.

    "Parent Confidential Information" has the meaning ascribed to it in Section 6.4(b).

    "Parent Disclosure Schedule" has the meaning ascribed to it in the forepart of Article IV.

    "Parent Financial Statements" has the meaning ascribed to it in Section 4.4.

    "Parent Material Adverse Effect" means any event, matter, change, condition, circumstance or effect that is materially adverse to the business, condition (financial or otherwise), properties, assets (including intangible assets), liabilities, operations or results of operations of Parent and its Subsidiaries, taking Parent together with its Subsidiaries as a whole; provided, however, that none of the following, in and of themselves, either alone or in combination, shall constitute a Parent Material Adverse Effect: (a) a decrease in the trading price of Parent Common Stock; (b) any event, matter, change, condition, circumstance or effect which Parent successfully bears the burden of proving results from changes affecting any of the industries or economies in which Parent operates as a whole (which changes do not materially and disproportionately affect Parent); (c) any adverse event, matter, change, condition, circumstance or effect which Parent successfully bears the burden of proving is directly and primarily caused by the announcement or pendency of the Merger; (d) any adverse event, matter, change, condition, circumstance or effect which Parent successfully bears the burden of proving is directly and primarily caused by the taking of any action expressly required by this Agreement; (e) any adverse event, matter, change, condition, circumstance or effect which Parent successfully bears the burden of proving is directly and primarily caused by any matter for which Parent has agreed (other than in this Agreement) to indemnify the Company; or (f) a failure in and of itself of results of operations of the Parent and its Subsidiaries (on a consolidated basis) to meet internal projections or forecasts or published revenue or earnings predictions for any fiscal quarterly or annual period of the Parent after the date hereof and prior to the Closing Date, but not either the underlying causes of such failure or the consequences of such failure.

    "Parent SEC Documents" has the meaning ascribed to it in Section 4.4.

    "PBT" means the Company's profit or loss before tax for the period of July 1, 2001 through June 30, 2002, inclusive, excluding amounts paid or accrued pursuant to the Bonus Plan, the PBT Exclusion Items, each of the foregoing as reflected in audited financial statements prepared in accordance with GAAP applied on a consistent basis throughout the period indicated and consistent with the Company's annual fiscal year-end audited financial statements.

    "PBT Adjustment" has the meaning ascribed to it in Section 2.7(b)(ii).

    "PBT Exclusion Items" means the following items which shall be excluded in the calculation of PBT: (i) the following amounts to the extent that in the aggregate they exceed five hundred thousand dollars ($500,000): (a) any net reduction or reversal in balance sheet reserves between the date of this Agreement and June 30, 2002 and (b) to the extent the settlement is different from the recorded reserve for French VAT exposure at March 31, 2001, any reversal of that reserve to income or any additional expense incurred on settlement; (ii) any revenue recorded under the 3Dfx settlement including any refund of associated sales taxes or other taxes; (iii) legal fees and related expenses directly related to the litigation identified in Section 3.7 of the Company Disclosure Schedule, and any cash received on settlement thereof; (iv) tax or other refunds received related to events occurring in the prior year; (v) expenses incurred and settlement amounts received by the Company for matters for which indemnification by Parent is provided pursuant to the letter between Parent and the Company dated as of the date hereof relating to indemnification for certain claims; (vi) gains or revenue resulting from the Company's selling, leasing, licensing or otherwise disposing of or encumbering any of its properties or assets other than sales of products in the ordinary course of business consistent with the Company's past practice; and (vii) Transaction Expenses.

    "PCBs" has the meaning ascribed to it in Section 3.12(b).

    "Property" has the meaning ascribed to it in Section 3.12(a).

    "Proxy Statement" has the meaning ascribed to it in Section 3.20.

    "Quickturn" has the meaning ascribed to it in Section 7.3(e).

    "Quickturn Non-Compete" has the meaning ascribed to it in Section 7.3(e).

    "Recommendation" has the meaning ascribed to it in Section 8.1(e).

    "Registration Statement" has the meaning ascribed to it in Section 3.20.

    "Repurchase Options" has the meaning ascribed to it in Section 6.9(b).

    "Revenue" means the Company's revenue for the period July 1, 2001 through June 30, 2002, inclusive, as reflected in audited financial statements prepared in accordance with GAAP applied on a consistent basis throughout the period indicated and consistent with the Company's annual fiscal year-end audited financial statements as of September 30, 2001.

    "Revenue Adjustment" has the meaning ascribed to it in Section 2.7(b)(ii).

    "Revenue Plus Net Backlog Adjustment" has the meaning ascribed to in Section 2.7(b)(ii).

    "SEC" has the meaning ascribed to it in Section 3.3.

    "Securities Act" has the meaning ascribed to it in Section 3.2.

    "Subsidiary" and "Subsidiaries" mean, with respect to any person, any corporation or other organization, whether incorporated or unincorporated, of which (i) such person or any other subsidiary of such person is a general partner (excluding partnerships, the general partnership interests of which held by such person or any subsidiary of such person do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors, or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such person or by one or more of its subsidiaries.

    "Superior Proposal" has the meaning ascribed to it in Section 5.2.

    "Surviving Corporation" has the meaning ascribed to it in Section 2.1.

    "Takeover Proposal" means any agreement, offer or proposal for, or any indication of interest, written or oral, in (A) a merger, reorganization, share exchange, consolidation, or other business combination involving the Company or any of its Subsidiaries, which would result in the holders of the Company's Common Stock immediately prior to the consummation of such transaction holding less than eighty five percent (85%) of the outstanding shares of any class of capital stock or voting power of the surviving, resulting or acquiring entity immediately following the consummation of such transaction; or (B) a tender offer for securities of the Company, which, if successful, would result in the tender offeror, either alone or as part of a group, holding beneficial ownership of fifteen percent (15%) or more of the outstanding shares of any class of capital stock or voting power of the Company immediately following the consummation of such tender offer; (C) the acquisition of fifteen percent (15%) or more of the outstanding shares of any class of capital stock or voting power of the Company; or (D) the acquisition of fifteen percent (15%) or more of the assets of the Company and its Subsidiaries (either on the basis of book value or fair market value, calculated in each case on a consolidated basis), other than, in each case, the transactions contemplated by this Agreement. For purposes of this definition, the terms "person", "group" and "beneficial ownership" have the meanings ascribed to them in the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC thereunder.

    "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Tax Authority; (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period; and (iii) any liability for the payment of any amounts of the type described in clause (i) or clause (ii) as a result of being a transferee of or successor to any person or as a result of any express or implied obligation to indemnify any other person, including pursuant to any Tax sharing or Tax allocation agreement.

    "Tax Authority" means any Governmental Entity responsible for the imposition of any Tax (domestic or foreign).

    "Tax Return" means any return, statement, report or form (including estimated Tax returns and reports, withholding Tax returns and reports and information reports and returns) required to be filed with respect to Taxes.

    "Third Party Intellectual Property Rights" has the meaning ascribed to it in Section 3.11(b).

    "Transaction Expenses" means the actual, reasonable, documented fees, costs and expenses incurred by the Company and payable to Needham & Co. as financial advisor to the Company pursuant to its letter agreement with the Company dated as of June 28, 2000 (the "Needham Letter"), Gray Cary Ware & Freidenrich LLP as outside legal counsel to the Company, and the Company's outside accountants, in each case in connection with the negotiations leading to this Agreement, the negotiation and documentation of this Agreement (including due diligence in connection therewith), the performance of the Company's obligations under this Agreement, and the consummation of the Merger and the other transactions contemplated by this Agreement, and expenses incurred in connection with printing the Company's proxy materials and the Registration Statement, registration and filing fees in connection with the Registration Statement, the proxy materials and the listing of additional shares, and fees, costs and expenses associated with complying with applicable Blue Sky securities laws in connection with the Merger and filing fees under the HSR Act. Fees, costs and expenses incurred by the Company in connection with legal, accounting and financial advisory work in the ordinary course of business shall not constitute Transaction Expenses, even though they may be incurred after the date hereof or during the pendency of this Agreement.

    "Trigger Event" means the acquisition by any person or group (other than a stockholder who is party to an enforceable Voting Agreement) of beneficial ownership of securities representing fifteen percent (15%) or more of the outstanding shares of any class of capital stock or voting power of the Company, or the commencement or public announcement of a tender or exchange offer, other publicly announced initiative or open market purchase program following the successful consummation of which such person or group would have beneficial ownership of securities representing fifteen percent (15%) or more of the outstanding shares of any class of capital stock or voting power of the Company. For purposes of this definition, the terms "person", "group" and "beneficial ownership" have the meanings ascribed to them in the Securities Exchange Act of 1934 as amended and the rules and regulations of the SEC thereunder.

    "Voting Agreements" has the meaning ascribed to it in the Recitals to this Agreement.

    "WARN" has the meaning ascribed to it in Section 3.17(g).

ARTICLE II
THE MERGER

    Section 2.1  The Merger.  At the Effective Time (as defined in Section 2.2) and upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL"), Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

    Section 2.2  Closing; Effective Time.  The closing of the Merger (the "Closing") shall take place as soon as reasonably practicable (and in any event not later than two business days) after the satisfaction or waiver of each of the conditions set forth in Article VII hereof or at such other time as the parties hereto agree (the "Closing Date"). The Closing shall take place at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California, 94303, or at such other location as the parties hereto agree. As part of the Closing, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger in the form attached hereto as Exhibit B (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the DGCL (the time of the filing of such document, or such later time as may be agreed to by the parties and specified in the Certificate of Merger in accordance with Section 103(d) of the DGCL, being the "Effective Time").

    Section 2.3  Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, without revision or impairment, and debts, liabilities and duties of the Company and Merger Sub shall be the debts, liabilities and duties of the Surviving Corporation.

    Section 2.4  Certificate of Incorporation; Bylaws.  At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended in its entirety to read as set forth in Exhibit C hereto. From and after the Effective Time, Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with the DGCL, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

    Section 2.5  Directors and Officers.  From and after the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, in each case until their successors are elected or appointed and qualified or until their earlier resignation or removal.

    Section 2.6  Effect on Capital Stock.  By virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

  (a)
  Conversion of Company Common Stock. At the Effective Time, subject to Section 2.6(f), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 2.6(b)) shall be automatically converted into the right to receive that number of shares (or a fraction of a share, as the case may be) of Parent Common Stock (the "Exchange Ratio") equal to the quotient obtained by dividing (i) the sum of six dollars ($6) per share and the Contingent Consideration, if any, calculated in accordance with Section 2.7, by (ii) the Average Parent Stock Price;

  (b)
  Cancellation of Company Common Stock Owned by Parent or Company. At the Effective Time, all shares of Company Common Stock that are owned by the Company as treasury stock and each share of Company Common Stock owned by Parent or any direct or indirect wholly owned Subsidiary of Parent or the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof or any other consideration paid or issued therefore.

  (c)
  Company Stock Option Plans; Company ESPP. At the Effective Time, the Company's 1995 Stock Option Plan, 1995 Outside Directors Stock Option Plan, 2000 Nonstatutory Stock Option Plan, Virtual Machine Works 1994 Incentive Stock Option Plan and the non-plan options to purchase Company Common Stock set forth in Section 2.6(c) of the Company Disclosure Schedule (collectively the "Company Stock Option Plans") and all options to purchase Company Common Stock then outstanding under the Company Stock Option Plans shall be assumed by Parent in accordance with Section 6.9. The Company ESPP (as defined in Section 3.2) shall be terminated in accordance with Section 6.9(c).

  (d)
  Capital Stock of Merger Sub. At the Effective Time, each share of common stock, $0.01 par value, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and the Surviving Corporation shall be a wholly owned Subsidiary of Parent. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

  (e)
  Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization or other like change with respect to Parent Common Stock or Company Common Stock occurring after the date hereof and prior to the Effective Time so as to provide holders of Company Common Stock and Parent the same economic effect as contemplated by this Agreement prior to such stock split, reverse split, stock dividend, reorganization, recapitalization, like change or increase.

  (f)
  Fractional Shares. No fraction of a share of Parent Common Stock will be issued, but in lieu thereof each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive from Parent an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the Average Parent Stock Price.

    Section 2.7  Contingent Consideration.

  (a)
  Contingent Consideration.

    The "Contingent Consideration", if any, equals (i) the Contingent Price Adjustment, if any, calculated pursuant to Section 2.7(b) less (ii) the Dilution Adjustment calculated pursuant to Section 2.7(c). In no event shall any person who immediately prior to the Effective Time was a holder of capital stock of the Company be required to repay or return any consideration which such holder receives or which such holder has the right to receive, as a result of the determination of the Contingent Consideration hereunder, and for such purposes, the calculation of the Contingent Consideration in accordance with the procedures set forth in Section 2.7(d) shall be final and binding on all parties to this Agreement and on the holders of Company capital stock and options.

  (b)
  Contingent Price Adjustment.The "Contingent Price Adjustment" shall be calculated as follows:

  (i)
  If the Closing Date is prior to June 30, 2002, the Contingent Price Adjustment shall equal nine dollars ($9) per share of Company Common Stock and the second paragraph of

    Section 2.7(d) shall not apply; provided, that the Closing may not occur prior to June 30, 2002 without the agreement of both Parent and the Company.

  (ii)
  If the Closing Date is on or after June 30, 2002, the Contingent Price Adjustment shall equal an amount per share of Company Common Stock equal to either the Revenue Plus Net Backlog Adjustment or the PBT Adjustment, whichever produces a lower dollar per share value, except that if the PBT Adjustment produces a lower dollar per share value than the Revenue Plus Net Backlog Adjustment but the same or higher dollar per share value than the Revenue Adjustment, the Contingent Price Adjustment shall equal the Revenue Plus Net Backlog Adjustment.

  (A)
  The "Revenue Plus Net Backlog Adjustment" shall be calculated using Revenue plus Net Backlog as provided in the following table using either (aa) Revenue plus the absolute value of Net Backlog if Net Backlog is positive or (bb) Revenue minus the absolute value of Net Backlog if Net Backlog is negative and shall equal the dollar per share value that results from the formula in the applicable right-hand column of the table (such formula is located in the row that contains the applicable Revenue plus Net Backlog in the left-hand column of the table):

Revenue plus Net Backlog ("RB")	Revenue Plus Net Backlog Adjustment
(millions)
RB › $100	$14
$90 ‹ RB ‹ $100	$14 - $((100 - RB)/10) *2
$80 ‹ RB ‹ $90	$12 - $((90 - RB)/10) *3
$70 ‹ RB ‹ $80	$9 - $((80 - RB)/10) *3
$60 ‹ RB ‹ $70	$6 - $((70 - RB)/10) *3
$50 ‹ RB ‹ $60	$3 - $((60 - RB)/10) *3
RB ‹ $50	$0

    The "Revenue Adjustment" shall be calculated using Revenue as provided in the following table and shall equal the dollar per share value that results from the formula in the applicable right-hand column of the table (such formula is located in the row that contains the applicable Revenue in the left-hand column of the table):

Revenue ("R")	Revenue Adjustment
(millions)
R › $100	$14
$90 ‹ R ‹ $100	$14 - $((100 - R)/10) *2
$80 ‹ R ‹ $90	$12 - $((90 - R)/10) *3
$70 ‹ R ‹ $80	$9 - $((80 - R)/10) *3
$60 ‹ R ‹ $70	$6 - $((70 - R)/10) *3
$50 ‹ R ‹ $60	$3 - $((60 - R)/10) *3
R ‹ $50	$0
    (B)
    The "PBT Adjustment" shall be calculated using PBT as provided in the following table and shall equal the dollar per share value that results from the formula in the applicable right-hand column of the table (such formula is located in the row that contains the applicable PBT in the left-hand column of the table):

PBT	PBT Adjustment
(millions)
PBT › $18	$14
$14 ‹ PBT ‹ $18	$14 - $((18 - PBT)/4) *2
$8 ‹ PBT ‹ $14	$12 - $((14 - PBT)/6) *3
$0 ‹ PBT ‹ $8	$9 - $((8 - PBT)/8) *3
$(5) ‹ PBT ‹ $0	$6 - $((0 - PBT)/5) *3
$(10) ‹ PBT ‹ $(5)	$3 - $((-5 - PBT)/5) *3
PBT ‹ $(10)	$0
(c)
Dilution Adjustment. The "Dilution Adjustment" shall be determined by dividing (i) the product obtained from multiplying (x) the excess of the number of Fully Diluted Shares over the Authorized Fully Diluted Shares and (y) the sum of six dollars ($6) plus the Contingent Price Adjustment by (ii) the Fully Diluted Shares.

(d)
Calculation of Contingent Consideration.

    As soon as practicable after June 30, 2001 but in no event later than July 21, 2001, Ernst & Young LLP shall audit the Company in order to calculate the Backlog as of June 30, 2001. As soon as practicable after June 30, 2001 but in no event later than July 21, 2001, Ernst & Young LLP and the Company shall provide to Parent and KPMG LLP all supporting materials and information (including all audit and tax working papers of the Company and Ernst & Young LLP) necessary or appropriate for Parent and KPMG LLP to calculate the Backlog as of June 30, 2001. As soon as practicable after the parties have completed their respective calculations of the Backlog as of June 30, 2001, but in no event later than July 28, 2001, if such calculations differ, Parent, KPMG LLP, the Company, and Ernst & Young LLP shall seek in good faith to resolve such differences in order to agree on a calculation of the Backlog as of June 30, 2001. If Parent and the Company are unable to resolve such differences by July 31, 2001, Parent and the Company shall revise their respective calculations so that each such revised calculation identifies the differences remaining between the two such calculations. No later than August 5, 2001, Parent and the Company shall submit such revised calculations to PriceWaterhouseCoopers (or Deloitte & Touche if PriceWaterhouseCoopers does not agree to provide services pursuant to this paragraph or has a material relationship with either of the parties) (the "CPA Firm"). Acting as experts and not as arbitrators, and based solely on its independent review and analysis of the revised calculations (without review, analysis or audit of the data underlying such calculations), the CPA Firm shall determine the Backlog as of June 30, 2001, based on its determination of which calculation (Parent's calculation or the Company's calculation) better approximates the Backlog as of June 30, 2001; provided that to make such determination the CPA Firm shall choose, without any modification, either the Company's calculation of the Backlog as of June 30, 2001, taken as a whole as submitted in its entirety to the CPA Firm by the Company, or Parent's calculation of Backlog as of June 30, 2001, taken as a whole as submitted in its entirety to the CPA Firm by Parent. The Company and Parent shall direct the CPA Firm to use its best efforts to render such determination no later than August 10, 2001. Such determination shall be final, conclusive and binding upon the Company and Parent. Fifty percent (50%) of the fees of the CPA Firm billed to the parties shall be paid by Parent, and the other fifty percent (50%) of such fees shall be paid from the Contingent Consideration, if any. To the extent such Contingent Consideration is insufficient to pay such fees, Parent shall pay the remainder.

    As soon as practicable after June 30, 2002 but in no event later than August 5, 2002 (unless the Closing Date has occurred prior to June 30, 2002, in which case, as provided in Section 2.7(b)(i), this second paragraph of Section 2.7(d) shall not apply), Ernst & Young LLP shall audit the Company in order to calculate the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment. As soon as practicable after June 30, 2002 but in no event later than August 5, 2002, Ernst & Young LLP and the Company shall provide to Parent and KPMG LLP all supporting materials and information (including all audit and tax working papers of the Company and Ernst & Young LLP) necessary or appropriate for Parent and KPMG LLP to calculate the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment. As soon as practicable after the parties have completed their respective calculations of the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment but in no event later than August 12, 2002, if any of such calculations differ, Parent, KPMG LLP, the Company, and Ernst & Young LLP shall seek in good faith to resolve such differences in order to agree on a calculation of the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment. If Parent and the Company are unable to resolve such differences by August 15, 2002, Parent and the Company shall revise their respective calculations so that each such revised calculation identifies the differences remaining between the two such calculations. No later than August 19, 2002, Parent and the Company shall submit such revised calculations to the CPA Firm. Acting as experts and not as arbitrators, and based solely on its independent review and analysis of the revised calculations (without review, analysis or audit of the data underlying such calculations), the CPA Firm shall determine the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment, based on its determination of which calculation (Parent's calculation or the Company's calculation) better approximates the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment; provided that to make such determination the CPA Firm shall choose, without any modification, either the Company's calculations of the Backlog as of June 30, 2002, the Contingent Price Adjustment, and the Dilution Adjustment, taken as a whole as submitted in their entirety to the CPA Firm by the Company, or Parent's calculations of Backlog as of June 30, 2002, Contingent Price Adjustment, and Dilution Adjustment, taken as a whole as submitted in their entirety to the CPA Firm by Parent. The Company and Parent shall direct the CPA Firm to use its best efforts to render such determination no later than August 26, 2002, respectively. Such determination shall be final, conclusive and binding upon the Company and Parent. Fifty percent (50%) of the fees of the CPA Firm billed to the parties shall be paid by Parent, and the other fifty percent (50%) of such fees shall be paid from the Contingent Consideration, if any. To the extent such Contingent Consideration is insufficient to pay such fees, Parent shall pay the remainder.

    Section 2.8  Surrender of Certificates.

  (a)
  Exchange Agent. Parent's transfer agent shall act as exchange agent (the "Exchange Agent") in the Merger.

  (b)
  Parent to Provide Common Stock and Cash. Promptly after the Effective Time, Parent shall make available to the Exchange Agent for exchange in accordance with this Article II, through such reasonable procedures as Parent may adopt, (i) the shares of Parent Common Stock issuable pursuant to Section 2.6(a) in exchange for shares of Company Common Stock outstanding immediately prior to the Effective Time (provided that delivery of any shares that are subject to vesting and/or repurchase rights in favor of the Company shall be in book entry form until such vesting and/or repurchase rights lapse) and (ii) cash in an amount sufficient to permit payment of cash in lieu of fractional shares pursuant to Section 2.6(f).

  (c)
  Exchange Procedures. As soon as reasonably practicable after the Effective Time, subject to Section 2.7, the Surviving Corporation shall cause to be mailed to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Company Certificates"), whose shares were converted into the right to receive shares of Parent Common Stock (and cash in lieu of fractional shares) pursuant to Section 2.6(a) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon receipt of the Company Certificates by the Exchange Agent, and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Company Certificates in exchange for certificates (or book entries in the case of shares that are subject to vesting and/or repurchase rights in favor of the Company) representing shares of Parent Common Stock (and cash in lieu of fractional shares). Upon surrender of a Company Certificate for cancellation to the Exchange Agent (or to such other agent or agents as may be appointed by Parent), together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the Company Certificate so surrendered shall forthwith be canceled and the holder of such Company Certificate shall be sent in exchange therefor a certificate or certificates (or book entry in the case of shares that are subject to vesting and/or repurchase rights) representing the number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to Section 2.6(a) and cash payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 2.6(f). Until so surrendered, each outstanding Company Certificate that will be deemed from and after the Effective Time to represent only the right to receive the merger consideration contemplated by Section 2.6(a) upon surrender of such Company Certificate. Notwithstanding any other provision of this Agreement, no interest will be paid or will accrue on any cash payable to holders of Company Certificates pursuant to the provisions of this Article II.

  (d)
  Distributions With Respect to Unexchanged Shares. No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of Parent Common Stock which the holder thereof has the right to receive until the holder of record of such Company Certificate shall surrender such Company Certificate. Subject to applicable law, following surrender of any such Company Certificate, there shall be paid to the record holder of the Parent Common Stock certificates issued in exchange therefor, without interest, the amount of any such dividends or other distributions with a record date after the Effective Time theretofore payable (but for the provisions of this Section 2.8(d)) with respect to such shares of Parent Common Stock.

  (e)
  Transfers of Ownership. If any certificate for shares of Parent Common Stock is to be issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Company Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Parent Common Stock in any name other than that of the registered holder of the Company Certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

  (f)
  No Liability. Notwithstanding anything to the contrary in this Section 2.8, none of the Exchange Agent, the Surviving Corporation, Parent or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Company Certificate has not been surrendered prior to five (5) years after the Effective Time (or immediately prior to such earlier date on which the merger consideration contemplated by Section 2.6 in respect of such Company Certificate would otherwise escheat to or become the property of any Governmental Entity), any amounts payable in respect of such Company Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interests of any person previously entitled thereto.

    Section 2.9  Termination of Exchange Fund.  Any portion of funds (including any interest earned thereon) or certificates for shares of Parent Common Stock held by the Exchange Agent which have not been delivered to holders of Company Certificates pursuant to this Article II within seven (7) months after the Effective Time shall promptly be paid or delivered, as appropriate, to Parent, and thereafter holders of Company Certificates who have not theretofore complied with the exchange procedures set forth in and contemplated by Section 2.8 shall thereafter look only to Parent (subject to abandoned property, escheat and similar laws) for their claim for shares of Parent Common Stock and, only as general creditors thereof, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions (with a record date after the Effective Time) with respect to Parent Common Stock to which they are entitled.

    Section 2.10  No Further Ownership Rights in Company Common Stock.  All shares of Parent Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof (including any cash paid in lieu of fractional shares) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Company Certificate is presented to the Surviving Corporation for any reason, it shall be canceled and exchanged as provided in this Article II.

    Section 2.11  Lost, Stolen or Destroyed Certificates.  In the event any Company Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Company Certificate, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock (and cash in lieu of fractional shares) as may be required pursuant to Section 2.6; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Company Certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Exchange Agent with respect to the Company Certificate alleged to have been lost, stolen or destroyed.

    Section 2.12  Tax and Accounting Consequences.  It is intended by the parties hereto that the Merger shall (a) constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (b) be accounted for as a purchase.

    Section 2.13  Withholding Rights.  Parent and the Surviving Corporation shall be entitled to deduct and withhold from the number of shares of Parent Common Stock otherwise deliverable under this Agreement, and from any other payments made pursuant to this Agreement, such amounts as Parent and the Surviving Corporation are required to deduct and withhold with respect to such delivery and payment under the Internal Revenue Code or any provision of United States federal, state, local, or foreign national, provincial, local or other Tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of Company Common Stock in respect of which such deduction and withholding was made by Parent and the Surviving Corporation.

    Section 2.14  Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, as long as such action is not inconsistent with this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF COMPANY

    The Company represents and warrants to Parent and Merger Sub that the statements contained in this Article III are true and correct except as set forth herein and in the disclosure schedule dated as of and delivered by the Company to Parent on the date of this Agreement (the "Company Disclosure Schedule"). The disclosures set forth in the Company Disclosure Schedule shall qualify only the disclosure under the section number referred to in the Company Disclosure Schedule.

    Section 3.1  Organization, Standing and Power.  Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the corporate power to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing could reasonably be expected to have a Company Material Adverse Effect. The Company has delivered to Parent a true and correct copy of the Certificate of Incorporation, (the "Certificate of Incorporation"), and Bylaws or other charter documents, as applicable, of the Company and each of its Subsidiaries, each as amended to date. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its respective charter or bylaws or equivalent organizational documents. The Company is the owner of all outstanding shares of capital stock of each of its Subsidiaries and all such shares are duly authorized, validly issued, fully paid and nonassessable. All of the outstanding shares of capital stock of each such Subsidiary are owned by the Company free and clear of all liens, charges, claims or encumbrances or rights of others and are not subject to preemptive rights or rights of first refusal created by statute, the certificate of incorporation, or Bylaws of such Subsidiary or any agreement to which such Subsidiary is a party or by which it is bound. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any such Subsidiary, or otherwise obligating the Company or any such Subsidiary to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. The Company does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity (excluding the Subsidiaries and securities in publicly traded companies held for passive investment and comprising less than one percent (1%) of the outstanding stock of such company).

    Section 3.2  Capital Structure.  The authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock, $0.01 par value, of which there were issued and outstanding as of the close of business on June 15, 2001, 9,061,620 shares, and ten million (10,000,000) shares of Preferred Stock $0.01 par value of which five hundred thousand (500,000) shares have been designated as Series G Preferred Stock. As of the close of business on June 15, 2001 there were no shares of Preferred Stock issued and outstanding. No shares of Company Common Stock are held in treasury of the Company or by its Subsidiaries. There are no other outstanding shares of capital stock or voting securities and no outstanding commitments to issue any shares of capital stock or voting securities after June 15, 2001, except upon the exercise of options outstanding as of such date under the Company Stock Option Plans (as defined in Section 2.6(c)) or pursuant to the Company's 1996 Employee Stock Purchase Plan (the "Company ESPP"). All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free and clear of any liens or encumbrances, other than any liens, charges, claims, encumbrances or rights of others, and are not subject to preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation, or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound. As of the close of business on June 15, 2001, the Company had reserved (i) 5,736,884 shares of Common Stock for issuance to employees, consultants and directors pursuant to the Company Stock Option Plans, of which 2,264,058 shares had been issued pursuant to option exercises or direct stock purchases, 3,155,594 shares were subject to outstanding, unexercised options, no shares were subject to outstanding stock purchase rights, and 316,872 shares were available for issuance thereunder and (ii) 1,050,000 shares of Common Stock for issuance to employees pursuant to the Company ESPP, of which 535,153 shares had been issued. Between June 15, 2001 and the date hereof, Company has not (i) issued or granted additional options under the Company Stock Option Plans, or (ii) accepted enrollments in the Company ESPP. Except for (i) the rights created pursuant to this Agreement, the Company Stock Option Plans and the Company ESPP and (ii) the Company's rights to repurchase any unvested shares under the Company Stock Option Plans, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of capital stock of the Company or obligating the Company to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no contracts, commitments or agreements relating to voting, purchase or sale of the Company's capital stock (other than those granting the Company the right to purchase unvested shares upon employment or service termination, and the Voting Agreements) (i) between or among the Company and any of its stockholders and (ii) to the Company's Knowledge, between or among any of the Company's stockholders. The terms of the Company Stock Option Plans permit the assumption or substitution of options to purchase Parent Common Stock as provided in this Agreement, without the consent or approval of the holders of such securities, stockholders, or otherwise. The current Offering Period (as defined in the Company ESPP) commenced under the Company ESPP on February 1, 2001 and will end on July 31, 2001, and except for the purchase rights granted on such commencement date to participants in the current Purchase Period (as defined in the Company ESPP), there are no other purchase rights or options outstanding under the Company ESPP. True and complete copies of all forms of agreements and instruments relating to or issued under the Company Stock Option Plans or Company ESPP (and true and complete copies of all such agreements and instruments which differ in any material respect from any of such forms) have been provided to Parent and such agreements and instruments have not been amended, modified or supplemented since being provided to Parent, and there are no agreements to amend, modify or supplement such agreements or instruments in any case from the form provided to Parent. The shares of Company Common Stock issued under the Company Stock Option Plans, as amended and under all prior versions thereof, have either been registered under the Securities Act of 1933, as amended (the "Securities Act"), or were issued in transactions which qualified for exemptions under either Section 4(2) of, or Rule 701 under, the Securities Act for stock issuances under compensatory benefit plans.

    Section 3.3  Authority; No Conflicts.  The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject only to the approval of the Merger by the Company's stockholders holding a majority of the outstanding shares of Company Common Stock as contemplated by Section 7.1(a). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub, constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights and remedies of creditors generally and general principles of equity. The execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under, or require the consent or approval of any person in respect of: (i) any provision of the Certificate of

Incorporation or Bylaws of the Company or any of its Subsidiaries, as amended, or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of their properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, arbitrator, tribunal, administrative agency or commission or other governmental authority or instrumentality, stock exchange or market system, in each case whether domestic or foreign (each a "Governmental Entity"), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger as provided in Section 2.2; (ii) the filing with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD") of the Proxy Statement (as defined in Section 3.20) relating to the Company Stockholders Meeting (as defined in Section 3.20); (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the securities laws of any foreign country; (iv) such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"); (v) the filing of a Form S-4 Registration Statement with the SEC in accordance with the Securities Act of 1933, as amended; (vi) the filing of a Current Report on Form 8-K with the SEC; (vii) filings pursuant to Rule 165 and Rule 425 of the Securities Act; and (viii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Company Material Adverse Effect and would not prevent, or materially alter or delay any of the transactions contemplated by this Agreement.

    Section 3.4  SEC Documents; Financial Statements.  The Company has provided (or made available if publicly available at www.sec.gov or www.10kwizard.com or other widely available online EDGAR retrieval service) to Parent a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement and other filings made with the SEC by the Company since March 31, 2001 and, prior to the Effective Time, the Company will have provided (or made available if publicly available at www.sec.gov or www.10kwizard.com or other widely available online Edgar retrieval service) to Parent true and complete copies of any additional documents filed with the SEC by the Company prior to the Effective Time (collectively, the "Company SEC Documents"). The Company has timely filed all forms, statements and documents required to be filed by it with the SEC and The Nasdaq Stock Market since March 31, 2001. In addition, the Company has provided (or made available if publicly available at www.sec.gov or www.10kwizard.com or other widely available online Edgar retrieval service) to Parent true and complete copies of all exhibits to the Company SEC Documents filed prior to the date hereof, and will promptly provide (or make available if publicly available at www.sec.gov or www.10kwizard.com or other widely available online Edgar retrieval service) to Parent true and complete copies of all exhibits to any additional Company SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Company SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Securities Act, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Company SEC Document. The financial statements of the Company, including the notes thereto, included in the Company SEC Documents (the "Company Financial Statements") were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Company Financial Statements fairly present the consolidated financial condition and operating results of the Company and its Subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments none of which individually, or in the aggregate, are material). There has been no change in Company accounting policies since March 31, 2001.

    Section 3.5  Absence of Certain Changes.  Since March 31, 2001 (the "Company Balance Sheet Date"), the Company has conducted its business in the ordinary course consistent with past practice and there has not occurred: (i) any change, event or condition (whether or not covered by insurance) that has resulted in, or could reasonably be expected to result in, a Company Material Adverse Effect; (ii) any acquisition, sale or transfer of any material asset of the Company or any of its Subsidiaries other than in the ordinary course of business and consistent with past practice; (iii) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any revaluation by the Company of any of its or any of its Subsidiaries' assets; (iv) any declaration, setting aside, or payment of a dividend or other distribution with respect to the shares of the Company, or any direct or indirect redemption, purchase or other acquisition by the Company of any of its shares of capital stock other than the purchase of unvested shares upon employment or service termination; (v) any entering into by the Company or any of its Subsidiaries of any material contract or agreement, or any material amendment or termination of, other than in the ordinary course of business, or default by the Company or any of its Subsidiaries under, any material contract or agreement to which the Company or any of its Subsidiaries is a party or by which it is bound (or, to the Knowledge of the Company, by any other party thereto); (vi) any amendment or change to the Certificate of Incorporation or Bylaws; or (vii) any increase in or modification of the compensation or benefits payable, or to become payable, by the Company to any of its directors, consultants or employees, other than pursuant to scheduled annual performance reviews, provided that any resulting modifications are in the ordinary course of business and consistent with the Company's past practices. The Company has not agreed since March 31, 2001 to effect any changes, events, or conditions or take any of the actions described in the preceding clauses (i) through (vii) and is not currently involved in any negotiations to do any of the things described in the preceding clauses (i) through (vii) (other than negotiations with Parent and its representatives regarding the transactions contemplated by this Agreement).

    Section 3.6  Absence of Undisclosed Liabilities.  The Company has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Consolidated Balance Sheets or in the related Notes to Consolidated Financial Statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 (the "Company Balance Sheet"), (ii) those incurred in the ordinary course of business since the Company Balance Sheet Date which are consistent with past practice and which could not reasonably be expected to have a Company Material Adverse Effect; and (iii) those incurred in connection with the execution of this Agreement.

    Section 3.7  Litigation.  There is no litigation, arbitration or investigation pending before any Governmental Entity, or, to the Knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of its Subsidiaries or any of their respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect or an adverse impact on the ability of the Company to consummate the transactions contemplated by this Agreement. There is no judgment, decree or order against the Company or any of its Subsidiaries, or, to the Knowledge of the Company and its Subsidiaries, any of their respective directors or officers (in their capacities as such), that could prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Company Material Adverse Effect.

    Section 3.8  Restrictions on Business Activities.  There is no agreement, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which has or reasonably could be expected to have, whether before or after consummation of the Merger, the effect of prohibiting or materially impairing any current business practice of the Company or any of its Subsidiaries, any contemplated acquisition of property by the Company or any of its Subsidiaries or the conduct by the Company or any of its Subsidiaries of its business as currently conducted or as currently proposed to be conducted.

    Section 3.9  Governmental Authorization.  The Company and each of its Subsidiaries have obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (i) pursuant to which the Company or any of its Subsidiaries currently operates or holds any interest in any of its properties or (ii) that is required for the operation of the Company's or any of its Subsidiaries' business or the holding of any such interest ((i) and (ii) herein collectively called "Company Authorizations"), and all of such Company Authorizations are in full force and effect, except where the failure to obtain or have any of such Company Authorizations could not reasonably be expected to have a Company Material Adverse Effect.

    Section 3.10  Title to Property.  The Company and its Subsidiaries have good and valid title to all of their respective properties, interests in properties and assets, real and personal, reflected in the Company Balance Sheet or acquired after the Company Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of since the Company Balance Sheet Date in the ordinary course of business), or in the case of leased properties and assets, valid leasehold interests in, in each case free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) the lien of current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties, and (iii) purchase money liens incurred in the ordinary course of business and liens securing debt which is reflected on the Company Balance Sheet. The plants, property and equipment of the Company and its Subsidiaries that are used in the operations of their businesses are in good operating condition and repair, ordinary wear and tear excepted, and except where the failure to be in good condition or repair would not have a Company Material Adverse Effect. Section 3.10 of the Company Disclosure Schedule identifies each parcel of real property owned or leased by the Company or any of its Subsidiaries. No lease relating to a foreign parcel contains any extraordinary payment obligation.

    Section 3.11  Intellectual Property.

      (a) The Company and its Subsidiaries own, or are licensed or otherwise possess legally enforceable and unencumbered rights to use all patents, trademarks, trade names, service marks, domain names, database rights, copyrights, and any other similar intellectual property rights or applications therefor, maskworks, net lists, schematics, technology, know-how, trade secrets, inventions, ideas, algorithms, processes, computer software programs or applications (in both source code and/or object code form), and tangible or intangible proprietary information or material ("Intellectual Property") that are used, or currently proposed to be used, in the business of the Company and its Subsidiaries as currently conducted, or currently proposed to be conducted. The Company has not (i) licensed any of its Intellectual Property in source code form to any person or (ii) entered into any exclusive agreements relating to its Intellectual Property to with any person.

      (b) Section 3.11(b) of the Company Disclosure Schedule lists (i) all patents and patent applications and all registered trademarks, trade names and service marks, registered copyrights, registered domain names, and registered maskworks included in the Intellectual Property owned by the Company, including the jurisdictions in which each such Intellectual Property right has been issued or registered or in which any application for such issuance and registration has been filed, (ii) all licenses (both in-bound and outbound), sublicenses and other agreements as to which the Company is a party and pursuant to which any person is authorized to use any Intellectual Property, and (iii) all licenses, sublicenses and other agreements (other than licenses for standard commercially available off-the-shelf software) as to which the Company is a party and pursuant to which the Company is authorized to use any third party patents, trademarks or copyrights, including software ("Third Party Intellectual Property Rights") which are incorporated in, are, or form a part of any the Company product.

      (c) To the Company's Knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of the Company or any of its Subsidiaries, or any Third Party Intellectual Property Rights by any third party, including any employee or former employee of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders or license agreements arising in the ordinary course of business. No royalties or other continuing payment obligations are due in respect of Third Party Intellectual Property Rights.

      (d) The Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any material license, sublicense or other agreement relating to the Intellectual Property or Third Party Intellectual Property Rights.

      (e) All patents, trademarks, service marks and copyrights held by the Company are valid and subsisting and have been properly assigned to the Company by the inventors, authors or previous owners thereof. The Company (i) has not been sued in any suit, action or proceeding (or received any notice or, to the Company's Knowledge, threat) which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party and (ii) has not brought any action, suit or proceeding for infringement of Intellectual Property or breach of any license or agreement involving Intellectual Property against any third party. The manufacture, marketing, licensing or sale of the Company's products does not infringe any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party and, to the Knowledge of the Company, there is no substantial basis for a claim that any of the Company's past or current products are infringing or have infringed on any Third Party Intellectual Property Rights.

      (f)  The Company has secured valid written assignments from all consultants and employees who contributed to the creation or development of Intellectual Property of the rights to such contributions that the Company does not already own by operation of law.

      (g) The Company has taken all necessary and appropriate steps to protect and preserve the confidentiality of all Intellectual Property not otherwise protected by patents or copyright ("Confidential Information"). All use, disclosure or appropriation of Confidential Information owned by the Company by or to a third party has been pursuant to the terms of a written agreement between the Company and such third party. All use, disclosure or appropriation of Confidential Information not owned by the Company has been pursuant to the terms of a written agreement between Company and the owner of such Confidential Information, or is otherwise lawful.

      (h) There are no actions that must be taken by the Company or any Subsidiary within ninety (90) days of the Closing Date that, if not taken, will result in the loss of any Intellectual Property, including the payment of any registration, maintenance or renewal fees or the filing of any responses to the U.S. Patent and Trademark Office actions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting or preserving or renewing any Intellectual Property.

      (i)  The Company has not received any opinion of counsel that any third party patents apply to the Company's products.

      (j)  The period of exclusivity under Section 2.5 of the Patent License Agreement between MIT and Virtual Machine Works, Inc., dated December 22, 1993, extends until December, 2004.

      (k) Neither the Company nor any of its Subsidiaries is a party to any non-competition or non-solicitation or other similar restrictive agreement or arrangement relating to any business or service anywhere in the world.

      (l)  The Company and its Subsidiaries have not disclosed or delivered, or permitted the disclosure or delivery, to any escrow holder or other third party, all or any part of the source code (including, without limitation, any algorithm or documentation contained in or relating to any source code) of its Intellectual Property.

    Section 3.12  Environmental Matters.

      (a) The following terms shall be defined as follows:

         (i) "Environmental and Safety Laws" means any federal, state or local laws, ordinances, codes, regulations, rules, policies and orders that are intended to assure the protection of the environment, or that classify, regulate, call for the remediation of, require reporting with respect to, or list or define air, water, groundwater, solid waste, hazardous or toxic substances, materials, wastes, pollutants or contaminants, or which are intended to assure the safety of employees, workers or other persons, including the public.

        (ii) "Hazardous Materials" means any toxic or hazardous substance, material or waste or any pollutant or contaminant, or infectious or radioactive substance or material, including those substances, materials and wastes defined in or regulated under any Environmental and Safety Laws.

        (iii) "Property" means all real property leased or owned by the Company or its Subsidiaries either currently or in the past.

        (iv) "Facilities" means all buildings and improvements on the Property of the Company or its Subsidiaries.

      (b) Except in all cases as, in the aggregate, would not have a Company Material Adverse Effect, (i) no methylene chloride or asbestos is contained in or has been used at or released from the Facilities; (ii) all Hazardous Materials and wastes have been disposed of in accordance with all Environmental and Safety Laws; (iii) the Company and its Subsidiaries have received no notice (verbal or written) of any noncompliance of the Facilities or its past or present operations with Environmental and Safety Laws; (iv) no notices, administrative actions or suits are pending or, to the Company's Knowledge, threatened relating to a violation of any Environmental and Safety Laws; (v) to the Company's Knowledge, neither the Company nor its Subsidiaries have been or are a potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), or state analog statute; (vi) there have not been in the past, and are not now, any Hazardous Materials on, under or migrating to or from the Facilities or Property; (vii) there have not been in the past, and are not now, any underground tanks or underground improvements at, on or under the Property including treatment or storage tanks, sumps, or water, gas or oil wells; (viii) there are no polychlorinated biphenyls ("PCBs") deposited, stored, disposed of or located on the Property or Facilities or any equipment on the Property containing PCBs at levels in excess of fifty (50) parts per million; (ix) there is no formaldehyde on the Property or in the Facilities, nor any insulating material containing urea formaldehyde in the Facilities; (x) the Facilities and the Company's and its Subsidiaries uses and activities therein have at all times complied with all Environmental and Safety Laws; and (xi) the Company and its Subsidiaries have all the permits and licenses required to be issued and are in full compliance with the terms and conditions of those permits.

    Section 3.13  Taxes.  The Company and each of its Subsidiaries, and any consolidated, combined, unitary or aggregate group for Tax (as defined below) purposes of which the Company or any of its Subsidiaries is or has been a member, have properly completed and timely filed all Tax Returns required to be filed by them and have paid all Taxes shown thereon to be due. All unpaid taxes of the Company and its Subsidiaries for periods through the Company Balance Sheet Date are reflected on the Company Balance Sheet. The Company has no liability for unpaid Taxes accruing after the Company Balance Sheet Date other than Taxes arising in the ordinary course of its business subsequent to the Company Balance Sheet Date. There is (i) no material claim for Taxes that is a lien against the property of the Company or any of its Subsidiaries or is being asserted against the Company or any of its Subsidiaries other than liens for Taxes not yet due and payable; (ii) no audit of any Tax Return of the Company or any of its Subsidiaries that is being conducted by a Tax authority; and (iii) no extension of the statute of limitations on the assessment of any Taxes that has been granted by the Company or any of its Subsidiaries and that is currently in effect. Neither the Company nor any of its Subsidiaries has been or will be required to include any material adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or 263A of the Internal Revenue Code or any comparable provision under state or foreign Tax laws solely as a result of transactions, events or accounting methods employed prior to the Merger other than as reported in the Tax Returns that have been provided to Parent. The Company has not been distributed in a transaction qualifying under Section 355 of the Internal Revenue Code within the last two years, nor has Company distributed any corporation in a transaction qualifying under Section 355 of the Code within the last two years. There is no agreement, plan or arrangement to which Company or any of its Subsidiaries is a party, including this Agreement, covering any employee or former employee of Company or any of its Subsidiaries that, individually or collectively, would be reasonably likely to give rise to the payment of any amount that would not be deductible pursuant to Section 280G, 404 or 162(m) of the Internal Revenue Code. There is no contract, agreement, plan or arrangement to which Company is a party or by which it is bound to compensate any individual for excise taxes pursuant to Section 4999 of the Internal Revenue Code. The Company and each of its Subsidiaries have withheld or collected and paid over to the appropriate Tax Authorities (or are properly holding for such timely payment) all Taxes required by law to be withheld or collected. Neither the Company nor any of its Subsidiaries has filed or will file any consent to have the provisions of paragraph 341(f)(2) of the Internal Revenue Code (or comparable provisions of any state Tax laws) apply to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, nor does the Company or any of its Subsidiaries have any liability under, any Tax sharing or Tax allocation agreements. Neither the Company nor any of its Subsidiaries has filed any disclosures under Section 6662 of the Internal Revenue Code or comparable provisions of state, local or foreign law to prevent the imposition of penalties with respect to any Tax reporting position taken on any Tax Return. Neither the Company nor any of its Subsidiaries has refrained from filing any disclosures under Section 6662 of the Internal Revenue Code or comparable provisions of state, local or foreign law to prevent the imposition of penalties with respect to any Tax reporting position taken on any Tax Return based on or in substantial reliance on advice of outside counsel or other consultants. Neither the Company nor any of its Subsidiaries has ever been a United States real property holding corporation within the meaning of Section 897 of the Internal Revenue Code. Neither the Company

nor any of its Subsidiaries has ever been a member of a consolidated, combined or unitary group of which the Company was not the ultimate parent corporation. The Company and each of its Subsidiaries have in their possession receipts for any Taxes paid to foreign Tax authorities. Neither the Company nor any of its affiliates has taken or agreed to take any action, nor does the Company have Knowledge of any fact or circumstance, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

    Section 3.14  Employee Benefit Plans.

      (a) Section 3.14(a) of the Company Disclosure Schedule lists, with respect to the Company, any Subsidiary of the Company and any trade or business (whether or not incorporated) which is treated as a single employer with the Company (an "ERISA Affiliate") within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code, (i) all material employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (ii) any such employee benefit plan that has been adopted, maintained, contributed to, or required to be contributed to by the Company or any Subsidiary, whether formally or informally, for the benefit of employees outside the United States; (iii) each loan to a non-officer employee in excess of fifty thousand dollars ($50,000), loans to officers and directors and any stock option, stock purchase, phantom stock, stock appreciation right, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Internal Revenue Code Section 125) or dependent care (Internal Revenue Code Section 129), life insurance or accident insurance plans, programs or arrangements; (iv) all bonus, pension, profit sharing, savings, deferred compensation or incentive plans, programs or arrangements; (v) other fringe or employee benefit plans, programs or arrangements that apply to senior management of the Company and that do not generally apply to all employees; and (vi) any current or former employment or executive compensation or severance agreements, written or otherwise, as to which unsatisfied obligations of the Company of greater than fifty thousand dollars ($50,000) remain for the benefit of, or relating to, any present or former employee, consultant or director of the Company (collectively, the "Company Employee Plans").

      (b) The Company has provided to Parent a copy of each of the Company Employee Plans and related plan documents (including trust documents, insurance policies or contracts, employee booklets, summary plan descriptions and other authorizing documents, and any material employee communications relating thereto) and has, with respect to each Company Employee Plan which is subject to ERISA reporting requirements, provided copies of the Form 5500 reports filed for the last three (3) plan years. Any Company Employee Plan intended to be qualified under Section 401(a) of the Internal Revenue Code either (i) has obtained from the Internal Revenue Service a favorable determination letter as to its qualified status under the Internal Revenue Code, including all amendments to the Internal Revenue Code effected by the Tax Reform Act of 1986 and subsequent legislation other than the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997, or (ii) has applied to the Internal Revenue Service for such a determination letter prior to the expiration of the requisite period under applicable Treasury Regulations or Internal Revenue Service pronouncements in which to apply for such determination letter and to make any amendments necessary to obtain a favorable determination or (iii) the requisite period for application has not expired. The Company has also furnished Parent with the most recent Internal Revenue Service determination, opinion, advisory, or notification letter issued with respect to each such Company Employee Plan, and nothing has occurred since the issuance of each such letter which would reasonably be expected to cause the loss of the tax-qualified status of any Company Employee Plan subject to Internal Revenue Code Section 401(a). Company has also provided to Parent all registration statements and prospectuses prepared in connection with each Company Employee Plan.

      (c) (i) None of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, except as required by applicable law; (ii) there has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, with respect to any Company Employee Plan, which would reasonably be expected to have, in the aggregate, a Company Material Adverse Effect; (iii) each Company Employee Plan has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all statutes, rules and regulations (including ERISA and the Internal Revenue Code), except as would not have, in the aggregate, a Company Material Adverse Effect, and the Company and each Subsidiary or ERISA Affiliate have performed in all material respects all obligations required to be performed by them under, are not in default in any material respect under or violation of, and have no Knowledge of any material default or violation by any other party to, any of the Company Employee Plans; (iv) neither the Company nor any Subsidiary or ERISA Affiliate is subject to any material liability or material penalty under Sections 4976 through 4980 of the Internal Revenue Code or Title I of ERISA with respect to any of the Company Employee Plans; (v) all material contributions required to be made by the Company or any Subsidiary or ERISA Affiliate to any Company Employee Plan have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Company Employee Plan for the current plan years; (vi) with respect to each Company Employee Plan, no "reportable event" within the meaning of Section 4043 of ERISA (excluding any such event for which the thirty (30) day notice requirement has been waived under the regulations to Section 4043 of ERISA) nor any event described in Section 4062, 4063 or 4041 or ERISA has occurred; (vii) no Company Employee Plan is covered by, and neither the Company nor any Subsidiary or ERISA Affiliate has incurred or expects to incur any liability under Title IV of ERISA or Section 412 of the Internal Revenue Code; and (viii) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent (other than for benefits accrued through the date of termination and ordinary administrative expenses typically incurred in a termination event). With respect to each Company Employee Plan subject to ERISA or applicable foreign law as an employee pension plan within the meaning of Section 3(2) of ERISA, an employee welfare benefit plan within the meaning of Section 3(1) of ERISA, or an employee compensation, pension, welfare, or other benefit plan under applicable foreign law, the Company has prepared in good faith and timely filed all requisite governmental reports (which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to employees required to be filed, distributed or posted with respect to each such Company Employee Plan, except where the failure to do so would not have a Company Material Adverse Effect. No suit, administrative proceeding, action or other litigation has been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Company Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor.

      (d) With respect to each Company Employee Plan, the Company and each of its United States Subsidiaries have complied except to the extent that such failure to comply would not, individually or in the aggregate, have a Company Material Adverse Effect, with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the regulations (including proposed regulations) thereunder, (ii) the applicable requirements of the Family Medical and Leave Act of 1993 and the regulations thereunder, and (iii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 and the regulations (including proposed regulations) thereunder.

      (e) The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or other service provider of the Company, any Company Subsidiary or any other ERISA Affiliate to severance benefits or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or service provider, except as may be required by Section 6.9 of this Agreement. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, without more, does not constitute a change in or of control or a termination or constructive termination of employment within the meaning of any severance or option plan or agreement to which the Company or any of its Subsidiaries is a party.

      (f)  There has been no amendment to, written interpretation or announcement (whether or not written) by the Company, any Company Subsidiary or other ERISA Affiliate relating to, or change in participation or coverage under, any Company Employee Plan which would materially increase the expense of maintaining such Plan above the level of expense incurred with respect to that Plan for the most recent fiscal quarter included in the Company's financial statements.

      (g) The Company does not currently maintain, sponsor, participate in or contribute to, nor has it ever maintained, established, sponsored, participated in, or contributed to, any pension plan (within the meaning of Section 3(2) of ERISA) which is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Internal Revenue Code.

      (h) Neither the Company nor any Company Subsidiary or other ERISA Affiliate is a party to, or has made any contribution to or otherwise incurred any obligation under, any "multiemployer plan" as defined in Section 3(37) of ERISA.

      (i)  There is no agreement, contract or arrangement to which the Company or any of its Subsidiaries is a party that may result in the payment of any amount that would not be deductible by reason of Section 280G or Section 404 of the Internal Revenue Code.

      (j)  Each compensation and benefit plan adopted, maintained or contributed to or required to be maintained or contributed to by the Company or any of its Subsidiaries by the law or applicable custom or rule of a jurisdiction outside of the United States (the "Foreign Plans") is listed in Section 3.14(j) of the Company Disclosure Schedule. In regards to each such Foreign Plan (i) all material contributions to, and material payments from, the Foreign Plans which may have been required to be made in accordance with the terms of any such Foreign Plan, and, when applicable, the law, custom and rule of the jurisdiction in which such Foreign Plan is maintained, have been timely made or shall be made by the Closing Date, and all such contributions to the Foreign Plans, and all payments under the Foreign Plans, for any period ending before the Closing Date that are not yet, but will be, required to be made, are reflected as an accrued liability on the Company Balance Sheet, (ii) the Company and each of its Subsidiaries have complied in all material respects with all applicable reporting and notice requirements, and each of the Foreign Plans has obtained from the Governmental Entity having jurisdiction with respect to such plan all required determinations, if any, that such Foreign Plan is in compliance with the laws, customs and rules of the relevant jurisdiction if such determination is required in order to give effect to such Foreign Plan; (iv) each of the Foreign Plans has been administered in all material respects at all times in accordance with its terms and applicable law and regulations.

    Section 3.15  Interested Party Transactions.  Except as disclosed in the Company SEC Documents, neither the Company nor any of its Subsidiaries is indebted to any director, officer or employee of the Company or any of its Subsidiaries (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and no such person is indebted to the Company or any of its Subsidiaries, and there are no other transactions of the type required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act and the Exchange Act.

    Section 3.16  Certain Agreements Affected by the Merger.  At the Closing neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any, current or former, director or employee or service provider of the

Company or any of its Subsidiaries; (ii) increase any benefits otherwise payable by the Company or its Subsidiaries; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

    Section 3.17  Employee Matters.

      (a) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining or other labor union contract applicable to employees of the Company or any of its Subsidiaries, no collective bargaining agreement is being negotiated by the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries has any duty to bargain with any labor organization with respect to such persons. There is no pending demand for recognition or any other request or demand from a labor organization for representative status with respect to any persons employed by the Company or any of its Subsidiaries. There is no labor dispute, strike or work stoppage against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened which may interfere with the respective business activities of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective representatives or employees, has committed any unfair labor practices in connection with the operation of the respective businesses of the Company or any of its Subsidiaries, and there is no charge or complaint against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable Governmental Entity pending or, to the Knowledge of the Company, threatened. Neither the Company nor any of its Subsidiaries have any pending contract grievances under any collective bargaining agreements, other administrative charges, claims, grievances or lawsuits before any Governmental Entity or arbiter or arbitrator arising under any laws govern employment and, to the Knowledge of the Company and its Subsidiaries, there exist no facts that could reasonably be expected to give rise to such a claim.

      (b) The Company and each of its Subsidiaries are in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices. The Company has in all material respects withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to employees; and is not liable for any material arrears of wages or any material taxes or any material penalty for failure to comply with any of the foregoing. The Company is not liable for any material payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending claims against the Company or any of its Subsidiaries for any material amounts under any workers compensation plan or policy or for long term disability. Neither the Company nor any of its Subsidiaries has any obligations under COBRA with respect to any former employees or qualifying beneficiaries thereunder, except for obligations that are not material in amount. There are no material controversies pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened, between the Company or any of its Subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to result in an action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity.

      (c) To the Company's Knowledge, no employees of the Company or any of its Subsidiaries are in violation of any term of any employment contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries, or to the use of trade secrets or proprietary information of others. No employees of the Company or any of its Subsidiaries material to the conduct of their respective businesses have given written notice to the Company, nor is the Company otherwise aware, that any such employee intends to terminate his or her employment with the Company or any of its Subsidiaries.

      (d) The Company and its Subsidiaries have provided to Parent a list of the names, positions, rates and elements of compensation for all officers, directors, employees, advisory board members and consultants of the Company and its Subsidiaries who are currently receiving compensation or other benefits or remuneration from the Company and its Subsidiaries, showing each such person's name, positions, an annual remuneration, bonuses and benefits for the current fiscal year and the most recently completed fiscal year.

      (e) With respect to any persons employed by the Company or any of its Subsidiaries, (i) the Company and the Company's Subsidiaries have not violated any legal requirement prohibiting discrimination on the basis of race, color, national origin, sex, religion, age, marital status, or handicap in its employment conditions or practices; and (ii) there are no pending or, to the Knowledge of the Company and the Company's Subsidiaries, threatened discrimination complaints relating to race, color, national origin, sex, religion, age, marital status, or handicap against the Company or its Subsidiaries, before any governmental entity nor, to the Knowledge of the Company and its Subsidiaries, does any basis therefor exist.

      (f)  The Company and its Subsidiaries have complied, in all material respects, with all laws governing the employment of personnel by U.S. companies and the employment of non-U.S. nationals in the United States, including the Immigration and Nationality Act 8 U.S.C. Sections 1101 et seq. and its implementing regulations.

      (g) The Company and the employees of its Subsidiaries have timely given all notices required to be given to employees under, or otherwise complied with by Worker Adjustment and Retraining Notification Act of 1988, as amended, and any rules and regulations promulgated thereunder ("WARN") or similar statutes or regulations of any jurisdiction relating to any plant closing or mass layoff (or similar triggering event) caused by or relating to the Merger.

      (h) Section 3.17(h) of the Company Disclosure Schedule lists of all non-U.S. employees of the Company or its Subsidiaries showing each such person's name, title (if applicable), city/country of employment, rate of annual remuneration, citizenship, stock option grants, terms and conditions of employment not in the ordinary course of business, manager's name and work location.

    Section 3.18  Insurance.  Section 3.18 of the Company Disclosure Schedule lists all Company insurance policies as of the date hereof. The Company and each of its Subsidiaries have policies of insurance and bonds of the type and in amounts customarily carried by persons conducting businesses or owning assets similar to those of the Company and its Subsidiaries. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company and its Subsidiaries are otherwise in compliance in all material respects with the terms of such policies and bonds. The Company has no Knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

    Section 3.19  Compliance With Laws.  Each of the Company and its Subsidiaries has complied in all material respects with, are not in violation of, and have not received any written or, to the Knowledge of the Company, other notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business. Without limiting the generality of the foregoing, the Company has conducted its export transactions in accordance with applicable provisions of United States export control laws and regulations, including to the Export Administration Act and implementing Export Administration Regulations, except for such violations which could not reasonably be expected to have a Company

Material Adverse Effect. Without limiting the foregoing, except as could not reasonably be expected to have a Company Material Adverse Effect:

      (a) the Company has obtained all export licenses and other approvals required for its exports of products, software and technologies from the United States;

      (b) the Company is in compliance with the terms of all applicable export licenses or other approvals;

      (c) there are no pending or, to the Knowledge of the Company, threatened claims against the Company with respect to such export licenses or other approvals;

      (d) there are no actions, conditions or circumstances pertaining to the Company's export transactions that may give rise to any future claims; and

      (e) no consents or approvals for the transfer of export licenses to Parent are required, or such consents and approvals can be obtained without material cost and without undue delay.

    Section 3.20  Registration Statement; Proxy Statement/Prospectus.  The information supplied by the Company for inclusion in the registration statement on Form S-4 (or such other or successor form as shall be appropriate) pursuant to which the shares of Parent Common Stock to be issued in the Merger will be registered with the SEC (the "Registration Statement") shall not at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by the Company for inclusion in the proxy statement/prospectus to be sent to the stockholders of the Company in connection with the meeting of the Company's stockholders to consider the Merger (the "Company Stockholders Meeting") (such proxy statement/prospectus as amended or supplemented is referred to herein as the "Proxy Statement") shall not, on the date the Proxy Statement is first mailed to the Company's stockholders, at the time of the Company Stockholders Meeting and at the Effective Time, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders Meeting which has become false or misleading. If at any time prior to the Effective Time any event or information should be discovered by the Company which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, the Company shall promptly inform Parent and Merger Sub. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by Parent or Merger Sub or any other third party which is contained in any of the foregoing documents.

    Section 3.21  Vote Required.  The affirmative vote of the holders of a majority of the shares of the Company Common Stock outstanding on the record date set for the Company Stockholders Meeting is the only vote of the holders of any of the Company's capital stock necessary to adopt this Agreement.

    Section 3.22  Voting Agreements.  All of the persons listed on Section 3.22 of the Company Disclosure Schedule have signed and delivered a Voting Agreement, and such Voting Agreement is in full force and effect.

    Section 3.23  Board Approval; Rights Plan; State Takeover Statutes.  The Board of Directors of the Company has unanimously (i) approved this Agreement and the Merger, (ii) determined that this Agreement and the Merger are advisable and in the best interests of the stockholders of the Company and are on terms that are fair to such stockholders (iii) recommended that the stockholders of the Company adopt this Agreement and approve the consummation of the Merger and (iv) taken all action to the extent necessary to render inapplicable to the Merger the rights distributed to the holders of Company Common Stock, pursuant to the Amended and Restated Rights Agreement dated as of January 22, 1999 between the Company and Bank Boston, N.A. (as Rights Agent). Assuming the accuracy of Parent's representation set forth in Section 4.11 of this Agreement, the Board of Directors' approval of this Agreement and the Merger is sufficient to render inapplicable to this Agreement, the Merger, and the transactions contemplated by this Agreement, the restrictions of Section 203 of the DGCL to the extent, if any, such Section is applicable to this Agreement, the Merger, or the transactions contemplated by this Agreement. No other state takeover statute or similar statute or regulation applies to or purports to apply to this Agreement, the Merger, or the transactions contemplated by this Agreement.

    Section 3.24  Brokers' and Finders' Fees; Opinion of Financial Adviser.  The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby, except as specified in the Needham Letter. The Company has been advised by its financial advisor, Needham & Company, Inc., that in such advisor's opinion, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the stockholders of the Company.

    Section 3.25  Customers and Suppliers; Backlog.  As of the date hereof, none of the Company's customers which individually accounted for more than five percent (5%) of the Company's gross revenues during the 12-month period preceding the Company Balance Sheet Date has terminated or materially reduced, or indicated in writing, or to the Knowledge of the Company, otherwise to the Company that it intends to terminate or materially reduce, any agreement with the Company. As of the date hereof, no material supplier of the Company has indicated in writing, or to the Knowledge of the Company, otherwise that it will stop, or decrease the rate of, supplying materials, products or services to the Company. All orders contained in Backlog have been accepted by the Company and the customer without exception to any of the original terms of the order and the Company has received no notice that any such customer intends to cancel its order, nor does the Company have a substantial basis to believe any such cancellation is likely.

    Section 3.26  No Default.  Neither the Company nor any of its Subsidiaries is, and has not received written, or to the Knowledge of the Company, other notice that it is or would be with the passage of time, (a) in violation of any provision of its Certificate of Incorporation or Bylaws or other organizational documents, or (b) in default or violation with any term, condition or provisions of (i) any judgment, decree, order, injunction or stipulation applicable to the Company or its Subsidiaries or (ii) any agreement, note, mortgage, indenture, contract, lease, instrument, permit, concession, franchise or license to which the Company or its Subsidiaries are party or by which their assets or properties are bound, except where such default or violation could not reasonably be expected to result in a Company Material Adverse Effect.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

    Parent and Merger Sub represent and warrant to the Company that the statements contained in this Article IV are true and correct except as set forth herein and in the disclosure schedule dated as of and delivered by Parent to the Company on the date of this Agreement (the "Parent Disclosure Schedule"). The disclosures set forth in the Parent Disclosure Schedule shall qualify only the disclosure under the section number referred to in the Parent Disclosure Schedule.

    Section 4.1 Organization, Standing and Power. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Parent and Merger Sub has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing could reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent organizational documents.

    Section 4.2 Capital Structure. (a) The authorized capital stock of Parent consists of two hundred million (200,000,000) shares of Common Stock, $0.01 par value, of which there were issued and outstanding as of the close of business on June 9, 2001, 60,856,710 shares, and two million (2,000,000) shares of Preferred Stock, $0.01 par value, of which one hundred thousand (100,000) shares have been designated as Series A Participating Preferred Stock. As of close of business on June 2, 2001 there were no shares of Preferred Stock issued and outstanding. The shares of Parent Common Stock to be issued pursuant to the Merger (including pursuant to the exercise of any options assumed pursuant to Section 6.9) will be duly authorized, validly issued, fully paid, and non-assessable, free of any liens or encumbrances imposed by Parent or Merger Sub.

  (b)
  The authorized capital stock of Merger Sub consists of one thousand (1,000) shares of Common Stock, $0.0001 par value, of which one thousand (1,000) shares and no shares of Preferred Stock, $0.0001 par value were issued and outstanding as of the date hereof. The shares of Merger Sub Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid, and non-assessable, free of any liens or encumbrances imposed by Parent or Merger Sub.

    Section 4.3 Authority. Parent and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes the valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights and remedies of creditors generally and general principles of equity. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a benefit under (i) any provision of the Certificate of Incorporation or Bylaws of Parent or any of its Subsidiaries, as amended, or (ii) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its Subsidiaries or any of their properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger provided in Section 2.2; (ii) the filing with the SEC and NASD of the Registration Statement; (iii) the filing of a Schedule 13D with the SEC with respect to the Voting Agreements; (iv) the filing of a Form 8-K and Schedule 13D with the SEC and NASD within fifteen (15) days after the Closing Date; (v) any filings as may be required under applicable state securities laws and the securities laws of any foreign country; (vi) such filings as may be required under the HSR Act; (vii) the filing, if required, with The Nasdaq Stock Market of a Notification Form for Listing of Additional Shares with respect to the shares of Parent Common Stock issuable upon conversion of the Company Common Stock in the Merger and upon exercise of the options under the Company Stock Option Plans assumed by Parent; (viii) the filing of a registration statement on Form S-8 with the SEC, or other applicable form covering the shares of Parent Common Stock issuable pursuant to outstanding options under the Company Stock Option Plans assumed by Parent; (ix) filings pursuant to Rule 165 and Rule 425 of the Securities Act; and (x) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Parent Material Adverse Effect and would not prevent or materially alter or delay any of the transactions contemplated by this Agreement.

    Section 4.4 SEC Documents; Financial Statements. Parent has made available to the Company a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other filings filed with the SEC by Parent since March 20, 2001, and, prior to the Effective Time, Parent will have provided or made available to the Company true and complete copies of any additional documents filed with the SEC by Parent prior to the Effective Time (collectively, the "Parent SEC Documents"). Parent has timely filed all forms, statements and documents required to be filed by it with the SEC and The Nasdaq Stock Market since March 20, 2001. In addition, Parent has made available to the Company true and complete copies of all exhibits to the Parent SEC Documents filed prior to the date hereof, and will promptly make available to the Company true and complete copies of all exhibits to any additional Parent SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Company SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms. As of their respective filing dates, the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Parent SEC Document. The financial statements of Parent, including the notes thereto, included in the Parent SEC Documents (the "Parent Financial Statements") were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Parent Financial Statements fairly present the consolidated financial condition and operating results of Parent and its Subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments none of which individually, or in the aggregate, are material). There has been no change in Parent accounting policies since March 20, 2001.

    Section 4.5 Absence of Undisclosed Liabilities. Parent has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Balance Sheet included in Parent's Form 10-Q for the period ended January 31, 2001 (the "Parent Balance Sheet"), (ii) those incurred in the ordinary course of business since

January 31, 2001, which are consistent with past practice and which could not reasonably be expected to have a Parent Material Adverse Effect; and (iii) those incurred in connection with the execution of this Agreement.

    Section 4.6 Litigation. There is no litigation, arbitration or investigation pending against Parent or any of its Subsidiaries before any Governmental Entity, or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of their respective properties that, individually or in the aggregate, could reasonably be expected to have a Parent Material Adverse Effect or to materially and adversely affect the ability of Parent or its Subsidiaries to consummate the transactions contemplated by this Agreement. There is no judgment, decree or order against Parent or any of its Subsidiaries, or, to the Knowledge of Parent, any of their respective directors or officers (in their capacities as such), that would prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that would have a Parent Material Adverse Effect.

    Section 4.7 Registration Statement; Proxy Statement/Prospectus. The information supplied by Parent and Merger Sub for inclusion in the Registration Statement shall not, at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by Parent for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company's stockholders, at the time of the Company Stockholders Meeting and at the Effective Time, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which it is made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders Meeting which has become false or misleading. If at any time prior to the Effective Time any event or information should be discovered by Parent or Merger Sub which should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, Parent or Merger Sub will promptly inform the Company. Notwithstanding the foregoing, Parent and Merger Sub make no representation, warranty or covenant with respect to any information supplied by the Company or any third party which is contained in any of the foregoing documents.

    Section 4.8 Board Approval. The Boards of Directors of Parent and Merger Sub, as the case may be, have (i) approved this Agreement and the Merger, (ii) determined that the Merger is advisable and in the best interests of their respective stockholders and is on terms that are fair to such stockholders and (iii) recommended that the stockholder of Merger Sub adopt this Agreement and approve the consummation of the Merger. The stockholder of Merger Sub has adopted this Agreement and approved the consummation of the Merger. No vote of the holders of Parent Common Stock is required under applicable law or Nasdaq National Market rules in connection with this Agreement or the Merger.

    Section 4.9 Broker's and Finders' Fees. Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

    Section 4.10 Tax Matters. Neither Parent nor any of its affiliates has taken or agreed to take any action, nor does Parent have Knowledge of any fact or circumstance, that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

    Section 4.11 Parent Owned Shares of Company Common Stock. Neither Parent, Merger Sub or their respective Subsidiaries own any shares of Company Common Stock.

ARTICLE V
CONDUCT PRIOR TO THE EFFECTIVE TIME

    Section 5.1 Conduct of Business of Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company agrees (except to the extent expressly contemplated by this Agreement), to carry on its and its Subsidiaries' business in the ordinary course in substantially the same manner as heretofore conducted, to pay and to cause its Subsidiaries to pay debts and Taxes when due subject to good faith disputes over such debts or taxes, to pay or perform other material obligations when due, and to use its commercially reasonable efforts consistent with past practice and policies to preserve intact its and its Subsidiaries' present business organizations, use its commercially reasonable efforts consistent with past practice to keep available the services of its and its Subsidiaries' present officers and key employees and use its commercially reasonable efforts consistent with past practice to preserve its and its Subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it or its Subsidiaries, to the end that its and its Subsidiaries' goodwill and ongoing businesses shall be unimpaired at the Effective Time. The Company agrees to promptly notify Parent of any material event or occurrence not in the ordinary course of its or its Subsidiaries' business, and of any event which could reasonably be expected to have a Company Material Adverse Effect. Without limiting the generality of the foregoing, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company shall not do, cause or permit any of the following actions, or allow, cause or permit any of its Subsidiaries to do, cause or permit any of the following actions:

  (a)
  Charter Documents. cause or permit any amendments to its Certificate of Incorporation or Bylaws;

  (b)
  Dividends; Changes in Capital Stock. declare or pay any cash or property dividends on or make any other cash or property distributions in respect of any of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with the Company's standard or usual (as at the date hereof) agreements providing for the repurchase of shares in connection with any termination of service to it or its Subsidiaries;

  (c)
  Stock Option Plans, Etc. take any action to accelerate, amend or change the period of exercisability or vesting, or waive any repurchase rights, in respect of options or other rights granted under the Company Stock Option Plans or authorize cash payments in exchange for any options or other rights granted under any of such plans or with respect to any restricted stock.

  (d)
  Material Contracts. enter into any contract or commitment involving payments by the Company or its Subsidiaries in excess of five hundred thousand dollars ($500,000) individually or three million dollars ($3,000,000) in the aggregate or which are otherwise material to the Company and its Subsidiaries (excluding sales of products or purchases of supplies in the ordinary course of business consistent with past practice), or violate, amend or otherwise modify or waive any of the terms of any of its material contracts;

  (e)
  Issuance of Securities. issue, deliver, encumber or, sell, authorize or propose the issuance, delivery, encumbrance, or sale of, or purchase or propose the purchase of, any shares of its or its Subsidiaries' capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the issuance of shares of its Common Stock pursuant to the exercise of stock options, warrants or other rights therefor outstanding as of the date of this Agreement, (ii) the grant of stock options under Company Stock Option Plans to employees and non-employee directors in the ordinary course of business (not to exceed the Authorized Option Shares), with an exercise price equal to the fair market value of the Company Common Stock on the date of grant and otherwise on terms (including vesting schedules) consistent with the Company's past practice with similarly situated employees, (iii) issuance of shares of Company Common Stock to participants in the Company ESPP pursuant to the terms thereof and (iv) the repurchase of Company Common Stock from former employees, directors and consultants in accordance with the Company's standard or usual (as at the date hereof) agreements providing for the repurchase of shares in connection with any termination of service;

  (f)
  Intellectual Property. transfer or license to any person or entity any rights to its Intellectual Property other than the license of non-exclusive rights to its Intellectual Property except for standard tool integrations, joint marketing and joint promotional arrangements entered into by the Company and another entity, in each case in the ordinary course of business consistent with past practice;

  (g)
  Exclusive Rights. enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

  (h)
  Dispositions. sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its and its Subsidiaries' business, taking the Company together with its Subsidiaries as a whole, or which have a value in excess of five million dollars ($5,000,000) other than sales of products in the ordinary course of business consistent with the Company's past practice;

  (i)
  Indebtedness. incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others other than pursuant to the Modification of Revolving Credit and Security Agreement, dated March 27, 2001 by and between the Company and Comerica Bank;

  (j)
  Leases. enter into any operating leases obligating the Company or any of its Subsidiaries to make payments over the life of the lease term in excess of two hundred fifty thousand dollars ($250,000) in the case of any individual lease or three million dollars ($3,000,000) with respect to all such leases in the aggregate;

  (k)
  Payment of Obligations. pay, discharge or satisfy in an amount in excess of one million dollars ($1,000,000) in any one case, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the Transaction Expenses or the payment, discharge or satisfaction of liabilities reflected or reserved against in the Company Financial Statements;

  (l)
  Capital Expenditures. make any capital expenditures, capital additions or capital improvements except in the ordinary course of business consistent with the Company's past practice that exceed two million dollars ($2,000,000) individually or seven million five hundred thousand dollars ($7,500,000) in the aggregate;

  (m)
  Insurance. materially reduce the amount or scope of any material insurance coverage provided by existing insurance policies;

  (n)
  Termination or Waiver. terminate or waive any right or claim of substantial value under contracts listed under Section 3.11(b) of the Company Disclosure Schedule or in connection with any litigation disclosed in the Company SEC Documents;

  (o)
  Employee Benefit Plans; Pay Increases. adopt or amend any employee benefit or stock purchase or option plan, pay any special bonus or special remuneration to any employees or consultants or directors (except as in accordance with the Bonus Plan), or increase the salaries, wage rates, target incentive percentages or fringe benefits or otherwise increase the benefits of its employees or consultants or directors other than pursuant to scheduled annual performance reviews, except, in each case, for modifications in the ordinary course of business consistent with the Company's past practices, any amendments to any Company Employee Plan that may be required by applicable law, and any other incentive or retention bonuses or amendments or modifications to any Company Employee Plan that (i) the Company's board of directors approves and reasonably believes necessary in order for the Company to compete effectively with businesses of a similar nature to the Company's business and (ii) are paid or accrued on the Company's Financial Statements for a period ending not later than June 30, 2002.

  (p)
  Labor Agreements. enter into any employment contract (other than an offer letter for at will employment) or, except if required by applicable law, any collective bargaining agreement.

  (q)
  Severance Arrangements. grant any severance or termination pay, or any additional notice of termination, to, or grant any acceleration or extension of the exercisability or vesting of any equity securities held by, (i) any director or officer, or (ii) any other employee except, payments and stock option grants required by standard written agreements which are in force on the date hereof or are in the ordinary course of business consistent with past practice in nature and amount and provided, in each case, that such amounts shall be paid or accrued on the Company's Financial Statements for a period ending not later than June 30, 2002;

  (r)
  Lawsuits. commence a lawsuit other than (i) for the routine collection of obligations, (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, or (iii) for a breach of this Agreement;

  (s)
  Acquisitions. acquire or agree to acquire any business, corporation, limited liability company, partnership, association, entity, or other business organization or division thereof (whether by merger, consolidation, share exchange, reorganization, stock purchase, asset purchase, or otherwise) or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its and its Subsidiaries' business, taking the Company together with its Subsidiaries as a whole (except for purchases of supplies and components in the ordinary course of business consistent with past practice), or acquire or agree to acquire any equity securities of or interests in any corporation, partnership, limited liability company, association, entity, or business organization, or enter into any material strategic relationships or alliances, except for standard tool integrations, joint marketing and joint promotional arrangements entered into by the Company and another entity in the ordinary course of business consistent with past practice;

  (t)
  Taxes. make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material Tax Return or any amendment to a material Tax Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

  (u)
  Revaluation. write down the value of inventory or write off notes or accounts receivable or otherwise revalue any of its assets except in a manner consistent with past practice;

  (v)
  Accounting Policies and Procedures. make any change to its accounting methods, principles, assumptions, policies (including reserve policies), procedures or practices, except as may be required by GAAP, Regulation S-X promulgated by the SEC or applicable statutory accounting principles; or

  (w)
  Other. take or agree in writing or otherwise to take any of the actions described in Section 5.1(a) through (v).

    Section 5.2 No Solicitation. From and after the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with Article VIII, the Company and each of its Subsidiaries and the officers, directors, and other agents, representatives and advisors (including any investment bankers, attorneys or accountants) of the Company or any of its Subsidiaries (collectively, "Company Representatives") shall not, directly or indirectly (and the Company shall not permit any of its or its Subsidiaries' other employees to), (a) take any action to solicit, initiate, intentionally encourage, or facilitate any Takeover Proposal, or (b) subject to the terms of the immediately following sentence, engage in any discussions or negotiations with, or disclose any nonpublic information relating to the Company or any of it Subsidiaries to, or afford access to the properties, books or records of the Company or any of its Subsidiaries to, any person that has advised the Company that such person may be considering making a Takeover Proposal (or that the Board of Directors or officers of the Company has reason to believe is seeking to make, or that has made, a Takeover Proposal) (each such person, a "Competing Bidder"), or endorse, approve or recommend any Takeover Proposal or enter into any agreement (including any letter of intent, preliminary agreement or similar arrangement) providing for any Takeover Proposal; provided that nothing herein shall prohibit the Board of Directors of the Company from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act. If (i) a bona fide unsolicited written Takeover Proposal shall be received by the Board of Directors of the Company, and (ii) the Board of Directors of the Company determines in good faith (after consultation with its outside financial advisor and after considering all terms and conditions of such Takeover Proposal, including the likelihood and timing of its consummation) that such Takeover Proposal (A) (if the determination of the Board of Directors is made prior to adoption of this Agreement by the Company's stockholders) would result in a transaction more favorable to the Company's stockholders from a financial point of view than the Merger as contemplated by this Agreement or (B) (if the determination is made following adoption of this Agreement and after March 31, 2002 and the Board of Directors of the Company has determined in good faith that the conditions set forth Section 7.3(b) will not be satisfied) would result in a transaction with a value of six dollars ($6) or less per share of Company Common Stock or (C) (if the determination of the Board of Directors is made following adoption of this Agreement by the Company's stockholders and the other determination specified in the immediately preceding clause (B) has not been made) would result in a transaction with a value greater than twenty four dollars and seventy cents ($24.70) per share of Company Common Stock (any such more favorable Takeover Proposal being referred to in this Agreement as a "Superior Proposal"), and (iii) the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that it is necessary in order for the Board of Directors of the Company to comply with its fiduciary duties to stockholders under applicable law, and (iv) the Company has notified Parent of such determination by the Board of Directors of the Company and has provided Parent with true and complete copies of the Takeover Proposal received from the Competing Bidder and the financial assumptions and projections reviewed and relied upon by the Board of Directors of the Company (including assumptions and projections regarding the anticipated amount of Contingent Consideration) in determining that a Takeover Proposal constitutes a Superior Proposal, and in the case of clause (B) above in determining that the conditions set forth in Section 7.3(b) will not be satisfied, then Company Representatives may engage in discussions and negotiations with the Competing Bidder, disclose nonpublic information relating to the Company and its Subsidiaries to the Competing Bidder, afford access to the properties, books or records of the Company and its Subsidiaries to the Competing Bidder, modify or withdraw its Recommendation, recommend such Superior Proposal to the stockholders of the Company, and (subject to Section 8.3(b)) approve the entering (but not enter) into an agreement for a Superior Proposal in accordance with Section 8.1(g), subject to compliance with each of the following requirements: (X) prior to furnishing such information, engaging in such discussions or negotiations, disclosing such nonpublic information, or affording such access, the Company shall provide to Parent all documents containing or referring to non-public information of the Company that are supplied to the Competing Bidder; and (Y) the Company shall enter into a nondisclosure agreement with the Competing Bidder containing, and shall provide such non-public information subject to, terms at least as restrictive on the Competing Bidder as the Confidentiality Agreement is on Parent; and (Z) the Company shall provide Parent at least three (3) business days prior notice before any modification or withdrawal of its Recommendation or any recommendation of a Superior Proposal or any approval of the entering into of an agreement for a Superior Proposal in accordance with Section 8.1(g) and Section 8.3(b). The Company shall immediately notify Parent after receipt of any Takeover Proposal, any inquiry looking toward a Takeover Proposal, or any request for non-public information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries by any person that has made (or that the Company has reason to believe is considering making), a Takeover Proposal (such notice to include the identity of the person or persons making such proposal, inquiry, or request), and will keep Parent fully informed of the status and details of any such proposal, inquiry, or request (including all terms and conditions and modifications thereto) and shall provide Parent with a true and complete copy of such proposal, inquiry, or request and any amendment thereto, if it is in writing, or a written summary of the material terms thereof, if it is not in writing. The Company shall immediately cease and cause to be terminated all existing discussions or negotiations with any persons (other than Parent) conducted heretofore with respect to a Takeover Proposal. Promptly following the signing and delivery of this Agreement the Company shall inform all employees of the Company and its Subsidiaries of the actions which the Company is prohibited from taking by the first sentence of this Section 5.2 and shall direct each such employee to refrain from taking any such action. The Company shall further inform all such employees that any violation of such direction shall be grounds for immediate termination of employment. The Company shall not be considered to be in breach of the first sentence of this Section 5.2 with respect to the acts of any employee who is not a Company Representative unless such acts were performed at the direction or with the knowledge of a Company Representative.

ARTICLE VI
ADDITIONAL AGREEMENTS

    Section 6.1  Proxy Statement/Prospectus; Registration Statement.

      (a) As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare, and (i) the Company shall file with the SEC (if necessary), preliminary proxy materials relating to the approval of the Merger by the stockholders of the Company, and (ii) Parent shall file with the SEC, a Registration Statement on Form S-4 (or such other or successor form as shall be appropriate). As promptly as practicable following receipt of SEC comments thereon, if any, or upon receipt of notification that the SEC with not comment thereon, the Company shall file with the SEC definitive proxy materials and Parent shall file with the SEC amendments to its Registration Statement on Form S-4 (or such other or successor form as shall be appropriate), in each case which complies in form with applicable SEC requirements and the Company shall use commercially reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable. The Company and Parent will notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Proxy Statement or any other filing or for additional information and will supply each other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or other filing. Whenever any event occurs that is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing, the Company shall promptly inform Parent of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of the Company, such amendment or supplement. The Proxy Statement shall solicit the approval of the Merger and adoption of this Agreement by the stockholders of the Company and shall include the approval of this Agreement and the Merger by the Board of Directors of the Company and, subject to the fiduciary duties of the directors of the Company and the provisions of Section 5.2, Section 8.1(e), and Section 8.3(b)(i), the unanimous recommendation of the Board of Directors of the Company to the Company's stockholders that they vote in favor of the adoption of this Agreement (provided that the Board of Directors of the Company may exclude such recommendation if, pursuant to Section 5.2, it is permitted to endorse or recommend a Superior Proposal) and shall include the opinion of the Company's financial advisors as described in Section 3.24 (unless subsequently withdrawn).

      (b) Each of Parent and the Company shall provide promptly to the other such information concerning its business and financial statements and affairs as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Proxy Statement and the Registration Statement, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other with the other's counsel and auditors in the preparation of the Proxy Statement and the Registration Statement. Each of the Company and Parent will respond to any comments of the SEC and, will use its respective commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and the Company will cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the Registration Statement is declared effective by the SEC.

    Section 6.2  Meeting of Stockholders.  The Company shall promptly after the date hereof take all action necessary in accordance with the DGCL and its Certificate of Incorporation and Bylaws to convene the Company Stockholders Meeting within forty-five (45) days after the Registration Statement has been declared effective by the SEC. The Company shall consult with Parent regarding the date of the Company Stockholders Meeting and shall not postpone or adjourn (other than for the absence of a quorum) the Company Stockholders Meeting without the consent of Parent. Subject to Section 6.1, the

Company shall use its commercially reasonable efforts to solicit from stockholders of the Company proxies in favor of adoption of this Agreement and shall take all other action reasonably necessary or advisable to secure the vote or consent of stockholders required to effect the Merger.

    Section 6.3  Access to Information.

      (a) The Company shall afford Parent and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (i) all of the Company's and its Subsidiaries' properties, books, contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of the Company and its Subsidiaries as Parent may reasonably request. The Company agrees to provide to Parent and its accountants, counsel and other representatives copies of internal financial statements promptly upon request.

      (b) No information or knowledge obtained in any investigation pursuant to this Section 6.3 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

      (c) The Company shall provide Parent and its accountants, counsel and other representatives reasonable access, during normal business hours during the period prior to the Effective Time, to all of the Company's and Subsidiaries Tax Returns and other records and workpapers relating to Taxes, and shall also provide the following information upon the request of Parent or its Subsidiaries: (i) a schedule of the types of Tax Returns being filed by the Company and each of its Subsidiaries in each taxing jurisdiction, (ii) a schedule of the year of the commencement of the filing of each such type of Tax Return, (iii) a schedule of all closed years with respect to each such type of Tax Return filed in each jurisdiction, (iv) a schedule of all material Tax elections filed in each jurisdiction by the Company and each of its Subsidiaries, (v) a schedule of any deferred intercompany gain with respect to transactions to which the Company or any of its Subsidiaries has been a party, and (vi) receipts for any Taxes paid to foreign Tax authorities. The Company shall also, promptly upon Parent's request during the period prior to the Effective Time, prepare and provide the following information to Parent and its accountants, counsel and other representatives in a form reasonably acceptable to Parent: (i) such transfer-pricing information, studies and documentation as may be requested by Parent relating to transactions between the Company and any of its Subsidiaries (and any other related parties); (ii) such information, studies and documentation relating to the amount and use of net operating losses and Tax credits by Company and its Subsidiaries as may be requested by Parent and (iii) such records and information as may be requested by Parent substantiating any Tax credits claimed or to be claimed by the Company and any of its Subsidiaries.

    Section 6.4  Confidentiality.

      (a) The parties acknowledge that the provisions of the Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the Effective Time except that (i) the sixth and twelfth paragraphs of the Confidentiality Agreement shall as of the date hereof be of no further force or effect and (ii) employment offers made in connection with this Agreement shall not violate any provision of the Confidentiality Agreement.

      (b) The Company shall keep confidential all information and knowledge concerning Parent obtained from Parent or any of its advisers in the course of the negotiations relating to this Agreement or the consideration by the Company of a possible transaction with the Parent, or the effectuation of the transactions contemplated by this Agreement, including all notes, analyses, compilations, studies, interpretations, or other documents prepared by the Company which contain, reflect or are based upon, in whole or in part, the information furnished to the Company (the "Parent Confidential Information"); provided, however, that the foregoing shall not apply to information or knowledge which (i) the Company can demonstrate was already lawfully in its possession prior to the disclosure thereof by Parent, (ii) has been approved in writing for use or disclosure by Parent, (iii) is or becomes generally known to the public and does not become so known through any violation of law or this Agreement by the Company, (iv) is later lawfully acquired by the Company from other sources, (v) is required to be disclosed by order of court or government agency after seeking any reasonably available protection against general disclosure, (vi) is required to be disclosed in the course of any litigation between any of the parties hereto and is disclosed in accordance with any protective order or confidentiality order or arrangement applicable thereto, or (vii) is independently developed by the Company without the use of any Parent Confidential Information; it being understood that the Company may disclose relevant information and knowledge to its employees and agents on a "need to know" basis, provided that the Company causes such employees and agents to treat such information and knowledge confidentially.

      (c) The Company agrees that it shall use the Parent Confidential Information solely for the purpose of effectuating the transactions contemplated by this Agreement, that the Parent Confidential Information shall be kept confidential and that the Company shall not disclose any of the Parent Confidential Information in any manner whatsoever except as permitted in Section 6.4. The Company agrees to be responsible for any breach of Section 6.4 and agrees, at its sole expense, to take all reasonable measures (including court proceedings) to restrain its representatives (including attorneys, accountants, consultants, bankers, and financial advisors) from prohibited or unauthorized disclosure of the Parent Confidential Information.

      (d) In the event that the Company is requested or required (by deposition, interrogatories, requests for information or documents or other discovery mechanism in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Parent Confidential Information, the Company shall provide Parent with prompt written notice of any such request or requirement so that Parent may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by Parent, the Company is nonetheless, in the written opinion of its counsel, legally compelled to disclose the Parent Confidential Information to any court or tribunal or else stand liable for contempt or suffer other censure or penalty, the Company may, without liability hereunder, disclose to such court or tribunal only that portion of the Parent Confidential Information which such counsel advises the Company is legally required to be disclosed, provided that the Company exercises its commercially reasonable efforts to preserve the confidentiality of the Parent Confidential Information, including by cooperating with Parent to obtain an appropriate protective order or other assurance that confidential treatment will be accorded the Parent Confidential Information by such court or tribunal.

      (e) In the event this Agreement is terminated pursuant to Section 8.1 this Section 6.4 shall survive indefinitely and otherwise shall survive until the Effective Time.

    Section 6.5  Public Disclosure.  Unless otherwise permitted by this Agreement, Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) about the other party or their relationship or activities or regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld), except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or with the NASD, in which case the party proposing to issue such press release or make such public statement or disclosure shall use its commercially reasonable efforts to consult with the other party before issuing such press release or making such public statement or disclosure.

    Section 6.6  Consents; Cooperation.

      (a) Each of Parent and the Company shall promptly apply for or otherwise seek, and use its commercially reasonable efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the Merger, including those required under the HSR Act; provided, however, that neither party shall be required to make any out-of-pocket expenditures (other than filing or similar fees) to any Governmental Entity or third party in connection therewith. The Company shall use its commercially reasonable efforts to obtain all necessary consents, waivers and approvals under any of its material contracts in connection with the Merger for the assignment thereof or otherwise. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the HSR Act or any other federal or state antitrust or fair trade law.

      (b) Each of Parent and the Company shall use its commercially reasonable efforts to resolve such objections, if any, as may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement under the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign statutes, rules, regulations, orders or decrees that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively, "Antitrust Laws"). In connection therewith, if any administrative or judicial action or proceeding is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Parent and the Company shall cooperate and use its commercially reasonable efforts vigorously to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent (each, an "Order"), that is in effect and that prohibits, prevents, or restricts consummation of the Merger or any such other transactions, unless by mutual agreement Parent and the Company decide that litigation is not in their respective best interests. Notwithstanding the provisions of the immediately preceding sentence, it is expressly understood and agreed that neither Parent nor the Company shall have any obligation to litigate or contest any administrative or judicial action or proceeding or any Order beyond the Final Date (as defined in Section 8.1(b)). Each of Parent and the Company shall use its commercially reasonable efforts to take such action as may be required to cause the expiration of the notice periods under the HSR Act or other Antitrust Laws with respect to such transactions as promptly as possible after the execution of this Agreement. Parent and the Company also agree to take any and all of the following actions to the extent necessary to obtain the approval of any Governmental Entity with jurisdiction over the enforcement of any applicable laws regarding the transactions contemplated hereby: entering into negotiations; providing information required by law or governmental regulation; and substantially complying with any second request for information pursuant to the Antitrust Laws.

      (c) Notwithstanding anything to the contrary in this Agreement, (i) neither Parent nor any of it Subsidiaries shall be required to divest any of their respective businesses, product lines or assets, or the Company's or any of its Subsidiaries' respective businesses, product lines or assets or to qualify to do business in any jurisdiction in which it is not now so qualified, or to file a general consent to service of process under any applicable state laws, and (ii) without the prior written consent of Parent, neither the Company nor its Subsidiaries shall, or shall be required to, divest any of their respective businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that would reasonably be expected to have a Company Material Adverse Effect or a Parent Material Adverse Effect.

    Section 6.7  Legal Requirements.  Subject to the provisions and provisos of Section 6.6, each of Parent, Merger Sub and the Company will, and will cause their respective Subsidiaries to, (a) take all requisite commercially reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement, (b) cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement, and (c) subject to Section 6.6(c) take all requisite commercially reasonable actions necessary to obtain (and cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any Governmental Entity required to be obtained or made in connection with the taking of any action contemplated by this Agreement.

    Section 6.8  Blue Sky Laws.  Parent shall take all commercially reasonable steps to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Parent Common Stock in connection with the Merger. The Company shall use its commercially reasonable efforts to assist Parent as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Parent Common Stock in connection with the Merger.

    Section 6.9  Employee Benefit Plans.  (a) At the Effective Time, the Company Stock Option Plans and each outstanding option to purchase shares of Company Common Stock under the Company Stock Option Plans, whether vested or unvested, shall be assumed by Parent. The Company represents and warrants to Parent that Section 6.9(a) of the Company Disclosure Schedule hereto sets forth a true and complete list as of the date hereof of all holders of outstanding options under the Company Stock Option Plans, including the number of shares of the Company's capital stock subject to each such option, the exercise or vesting schedule, the exercise price per share and the term of each such option. On the Closing Date, the Company shall deliver to Parent an updated Section 6.9(a) of the Company Disclosure Schedule hereto current as of such date. Each such option so assumed by Parent under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Company Stock Option Plans and the applicable stock option agreements, immediately prior to the Effective Time, except that (i) such option will be exercisable for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such option immediately prior to the Effective Time multiplied by the Exchange Ratio and rounded down to the nearest whole number of shares of Parent Common Stock, and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed option shall be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent. The Merger shall not terminate any of the outstanding options under the Company Stock Option Plans or accelerate the exercisability or vesting of such options or the shares of Parent Common Stock which shall be subject to those options upon Parent's assumption of the options in the Merger. It is the intention of the parties that the options so assumed by Parent qualify, to the maximum extent permissible, following the Effective Time as incentive stock options as defined in Section 422 of the Internal Revenue Code to the extent such options qualified as incentive stock options prior to the Effective Time. Within ten (10) business days after the Effective Time, Parent will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Company Stock Option Plans a document evidencing the foregoing assumption of such option by Parent, and Parent may prohibit option exercises prior to the filing of the registration statement on Form S-8 in accordance with Section 6.10.

      (b) All outstanding rights of the Company which it may hold immediately prior to the Effective Time to repurchase unvested shares of Company Common Stock (the "Repurchase Options") shall continue in effect following the Merger and shall thereafter continue to be exercisable by Parent upon the same terms and conditions in effect immediately prior to the Effective Time, except the Merger shall not accelerate the vesting of unvested shares provided for in the agreements evidencing the Repurchase Options and except that the shares purchasable pursuant to the Repurchase Options and the purchase price per share shall be adjusted to reflect the Exchange Ratio.

      (c) Outstanding purchase rights under the Company ESPP shall be exercised immediately prior to the Effective Time, and each participant in the Company ESPP shall accordingly be issued shares of Company Common Stock at that time which shall be converted into shares of Parent Common Stock in the Merger. The Company ESPP shall terminate with such exercise date (after the purchase described in the preceding sentence has been effected), and no purchase rights shall be subsequently granted or exercised under the Company ESPP and no Company ESPP payroll deductions from Company employees shall be made thereafter. Company employees who meet the eligibility requirements for participation in the Parent Employee Stock Purchase Plan shall be eligible to begin payroll deductions under that plan as of the start date of the first offering period thereunder beginning after the Effective Time and prior to such date, Parent shall name the Surviving Corporation as a subsidiary whose employees may participate in the Parent ESPP, provided that such employees satisfy the eligibility requirements for participation.

      (d) On or as soon as practicable following the Effective Time, continuing employees of the Company and its Subsidiaries ("Continuing Employees") shall be eligible to participate in those benefit plans and programs maintained for similarly situated employees of Parent (or in substantially similar programs), on the same terms applicable to similarly situated employees of Parent and to the extent that such plans and programs provide the following benefits: medical/dental/vision care, life insurance, disability income, sick pay, holiday and vacation pay, 401(k) plan coverage, Internal Revenue Code Section 125 benefit arrangements, bonus, profit-sharing or other incentive plans, pension or retirement programs, dependent care assistance and severance benefits. Each Continuing Employee shall be given credit, for purposes of any service requirements for participation or vesting, for his or her period of service with the Company or any of its Subsidiaries credited under a similar plan prior to the Effective Time, subject to appropriate break in service rules. Each such employee shall, with respect to any Parent plans or programs which have co-payment, deductible or other co-insurance features, receive credit for any amounts such individual has paid to date in the plan year of the Effective Time under comparable plans or programs maintained by the Company or any of its Subsidiaries prior to the Effective Time. Each Continuing Employee and eligible dependent who, at the Effective Time, was participating in an employee group health plan maintained by the Company or any of its Subsidiaries shall not be excluded from Parent's employee group health plan or limited in coverage thereunder by reason of any waiting period restriction or pre-existing condition limitation.

      (e) The Company shall take all action necessary to terminate, or cause to terminate, before the Effective Time, any Company Benefit Plan that is a 401(k) plan or other defined contribution retirement plan or the Company ESPP. With respect to each Company Employee Plan subject to ERISA as an employee pension plan within the meaning of Section 3(2) of ERISA, and to the Company's knowledge, no partial termination could be deemed to have occurred as a result of a reduction in the Company's workforce.

      (f)  Within five (5) business days following the date of this Agreement, the Company shall set forth on Section 6.9(f) of the Company Disclosure Schedule a list of all persons who the Company reasonably believes are, with respect to the Company and as of the date of this Agreement, "disqualified individuals" (within the meaning of Section 280G of the Internal Revenue Code and the regulations promulgated thereunder). Within a reasonable period of time after the last business day of the month prior to the expected Closing Date and on or about the date five (5) business days prior to the expected Closing Date, the Company shall revise Section 6.9(f) of the Company

  Disclosure Schedule to reflect the most recently available closing price of Company Common Stock as of the last business day of such month and to reflect any additional information which the Company reasonably believes would impact the determination of persons who are, with respect to the Company and as of the each such date, "disqualified individuals" (within the meaning of Section 280G of the Internal Revenue Code and the regulations promulgated thereunder).

      (g) On or as soon as practicable following the Effective Time, certain employees of the Company or its Subsidiaries shall be eligible to participate in a bonus plan, which shall be accrued by the Company prior to the Closing Date, in substantially the form attached hereto as Schedule 6.9(g) (the "Bonus Plan"). The dollar amount available for distribution to such employees under the Bonus Plan shall be as set forth in Schedule 6.9(g) and shall be calculated pursuant to the Bonus Plan based on Revenue plus Net Backlog or PBT, whichever produces a lower total Bonus Plan dollar amount, except that if PBT produces a lower total Bonus Plan dollar amount than Revenue plus Net Backlog but the same or higher total Bonus Plan dollar amount than Revenue, the total Bonus Plan dollar amount shall be calculated based upon Revenue plus Net Backlog. The aggregate dollar amount to be distributed to management and non-management employees shall be as set forth on Schedule 6.9(g). The identification of employees to participate in the Bonus Plan, as well as the amounts payable to each shall be determined solely by the Company.

    Section 6.10  Form S-8.  Parent agrees to file, no later than ten (10) business days after the Effective Time (provided that Parent has received within five (5) business days after the Effective Time all option documentation it reasonably requires relating to the outstanding options) a registration statement on Form S-8 under the Securities Act covering the shares of Parent Common Stock issuable pursuant to outstanding options and shares granted to employees, officers, and directors of, and bona fide consultants to, the Company if they are individuals for whom a Form S-8 registration statement is available and are listed on Section 6.10 of the Company Disclosure Schedule. The Company shall cooperate with and assist Parent in the preparation of such registration statement.

    Section 6.11  Listing of Additional Shares.  Prior to the Effective Time, Parent shall file with The Nasdaq National Market a Notification Form for Listing of Additional Shares with respect to the shares referred to in Section 7.2(b).

    Section 6.12  Indemnification.

      (a) For not less than six (6) years after the Effective Time, Parent will indemnify and hold harmless the present and former officers, directors, employees and agents of Company (the "Indemnified Parties") in respect of acts or omissions occurring on or prior to the Effective Time to the extent provided for under Company's Certificate of Incorporation and Bylaws and each indemnification agreement with Company officers and directors to which Company is a party, in each case in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

      (b) For six (6) years after the Effective Time, Parent will provide officers' and directors' liability insurance in respect of acts or omissions occurring on or prior to the Effective Time covering each such Person currently covered by Company's officers' and directors' liability insurance policy on terms at least as favorable as the coverage currently in effect on the date hereof, provided that, in satisfying its obligation under this Section 6.12(b), Parent shall not be obligated to pay, or to cause the Surviving Corporation to pay, premiums in excess of one hundred fifty percent (150%) of the amount per annum Company paid in its last full fiscal year, which amount has been disclosed to Parent, and if the Parent or the Surviving Corporation is unable to obtain the insurance required by this Section 6.12(b) it shall obtain as much comparable insurance as possible for an annual premium equal to such maximum amount.

      (c) The provisions of this Section 6.12 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs.

    Section 6.13  Tax Treatment.  The parties each intend that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and shall use their respective commercially reasonable efforts to cause the Merger to so qualify. Each of Parent and the Company shall execute and deliver a certificate in form reasonably acceptable to the other party setting forth factual representations and covenants that will serve as a basis for the tax opinions described in Section 7.1(e).

    Section 6.14  Stockholder Litigation.  Unless and until the Board of Directors of the Company has withdrawn its Recommendation (as defined in Section 8.1(e)), the Company shall give Parent the opportunity to participate at its own expense in the defense of any stockholder litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement.

    Section 6.15  Employee Agreements.  The Company shall use its commercially reasonable efforts to obtain the signatures of (i) the employees of the Company specified in Schedules 6.15(a) and (b) to the Employee Agreements in the forms attached as Exhibits D and E, respectively, and (ii) the employees of the Company specified in Schedules 6.15(c) and (d) to the amendments to their existing severance agreements in the forms attached as Exhibits F and G, respectively, prior to the Closing Date.

    Section 6.16  Injunctions or Restraints.  In the event an injunction or other order preventing the consummation of the Merger shall have been issued, each party agrees to use commercially reasonable efforts to have such injunction or other order lifted.

    Section 6.17  Certain Employee Actions.  Promptly following the signing and delivery of this Agreement the Company shall inform all employees of the Company and its Subsidiaries of the actions which Parent is prohibited from taking by the Quickturn Non-Compete and shall direct each such employee to refrain from taking any action that could reasonably be expected to subject Parent to liability under the Quickturn Non-Compete. The Company shall supervise all employees of the Company and its Subsidiaries in order to reasonably ensure such employees' compliance with the provisions of this Section 6.17.

    Section 6.18  Further Assurances.  Subject to Section 5.2, Section 6.1 and Section 6.6(c) (a) each of the parties to this Agreement shall use its commercially reasonable efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement, and (b) each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or reasonably desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby. Nothing in this Agreement shall be construed to require Parent to seek the approval of its stockholders for any of the transactions contemplated by this Agreement.

ARTICLE VII
CONDITIONS TO THE MERGER

    Section 7.1  Conditions to Obligations of Each Party to Effect the Merger.  The respective obligations of each party to this Agreement to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by agreement of all the parties hereto:

      (a)  Stockholder Approval.  This Agreement and the Merger shall have been approved by the requisite vote of the stockholders of the Company under the DGCL and the Certificate of Incorporation of the Company.

      (b)  Registration Statement Effective.  The SEC shall have declared the Registration Statement effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall be in effect; and no proceeding for that purpose by the SEC shall be pending.

      (c)  No Injunctions, Restraints or Illegality.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other Governmental Entity seeking any of the foregoing be pending, threatened; and no action shall have been taken by any Governmental Entity, and no statute, rule, regulation or order shall have been enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

      (d)  HSR.  The waiting period applicable to the consummation of the Merger under the HSR Act shall have elapsed or been terminated.

      (e)  Tax Opinion.  Parent and the Company each shall have received substantially similar written opinions from their respective counsel in form and substance reasonably satisfactory to them, dated on or about the date of Closing to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and such opinions shall not have been withdrawn. Parent and the Company each shall use their best efforts to obtain such opinions from their respective counsel; provided, however, that if the Company's outside legal counsel does not render such opinion, this condition shall nevertheless be deemed satisfied with respect to the Company if Parent's outside legal counsel renders such opinion to Parent. In rendering such opinions, counsel shall be entitled to rely upon, among other things, reasonable assumptions as well as representations of Parent, Merger Sub and the Company. In addition, Parent and the Company shall have received from their respective counsel such tax opinions as may be required by the SEC in connection with the filing of the Registration Statement.

      (f)  No Parent Stockholder Approval.  The issuance of shares of Parent Common Stock in connection with the transactions contemplated by this Agreement (including shares issuable upon the exercise of any options assumed hereunder) shall not require any approval of Parent stockholders under applicable Nasdaq rules.

    Section 7.2  Additional Conditions to Obligations of the Company.  The obligations of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing of each of the following additional conditions, any of which may be waived, in writing, by the Company:

      (a)  Representations, Warranties and Covenants.  (i) The representations and warranties of Parent and Merger Sub in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality or Parent Material Adverse Effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, except where the failure to be so true and correct, without regard to any materiality or Parent Material Adverse Effect qualifications contained therein, could not reasonably be expected, either individually or in the aggregate, to have a Parent Material Adverse Effect; and (ii) Parent and Merger Sub shall have performed and complied in all material respects with all covenants, agreements and obligations in this Agreement required to be performed and complied with by them prior to the Effective Time; and (iii) the Company shall have received a certificate of an appropriate officer of Parent certifying that the conditions set forth in this Section 7.2(a) are satisfied.

      (b)  Listing of Additional Shares.  The shares of Parent Common Stock issuable upon conversion of the Company Common Stock in the Merger and upon exercise of the options under the Company Stock Option Plans assumed by Parent shall have been approved for listing on The Nasdaq National Market, or shall be exempt from such requirement under the then applicable laws, regulations and rules of the Nasdaq National Market.

    Section 7.3  Additional Conditions to the Obligations of Parent and Merger Sub.  The obligations of Parent and Merger Sub to consummate and effect the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following additional conditions, any of which may be waived, in writing, by Parent:

      (a)  Representations, Warranties and Covenants.  (i) The representations and warranties of the Company in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality or Company Material Adverse Effect, which representations and warranties as so qualified shall be true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, except, in the case of the representations and warranties of the Company in Section 3.1 through Section 3.20, Section 3.25 and Section 3.26, where the failure to be so true and correct, without regard to any materiality or Company Material Adverse Effect qualifications contained therein, could not reasonably be expected, either individually or in the aggregate, to have a Company Material Adverse Effect, (ii) the Company shall have performed and complied in all material respects with all covenants, agreements and obligations in this Agreement required to be performed and complied with by it prior to the Effective Time, and (iii) Parent shall have received a certificate of the chief executive officer and chief financial officer of the Company certifying that the conditions set forth in this Section 7.3(a) are satisfied.

      (b)  Financial Conditions.  (i) Revenue, as finally determined pursuant to Section 2.7(d), shall have been in the aggregate greater than or equal to fifty million dollars ($50,000,000), and (ii) PBT, as finally determined pursuant to Section 2.7(d), shall have been in the aggregate greater than or equal to a loss of ten million dollars (-$10,000,000)

      (c)  Third Party Consents.  Parent shall have received evidence reasonably satisfactory to it of the consent or approval of those persons whose consent or approval shall be required in connection with the Merger under each material contract of the Company or any of its Subsidiaries set forth on Schedule 7.3(c) .

      (d)  Injunctions or Restraints on Conduct of Business.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition materially limiting or restricting Parent's ownership, conduct or operation of the business of the Company and its Subsidiaries following the Effective Time shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other Governmental Entity, seeking the foregoing be pending or threatened.

      (e)  Quickturn Noncompetition Agreement.  Section 6.2 of the Asset Purchase Agreement, dated as of June 14, 1997 by and among Parent, Quickturn Design Systems, Inc. ("Quickturn") and Arkos Design, Inc. (the "Q,uickturn Non-Compete") shall have expired or been terminated or waived by Quickturn, or other action shall have been taken which has the effect of rendering such provision inapplicable to the Merger or unenforceable.

      (f)  Employee Retention.

        (A) In the event the employee listed in Schedule 6.15(a) shall have (i) accepted employment with Parent and (ii) executed the Employment Agreement attached as Exhibit D, and such Employment Agreement shall be in full force and effect, then at least seven (7) of the employees listed in Schedule 6.15(b) shall have accepted employment with Parent;

        (B) In the event the employee listed in Schedule 6.15(a) shall not have (i) accepted employment with Parent and (ii) executed the Employment Agreement attached as Exhibit D, then seven (7) of the employees listed in Schedule 6.15(b) shall have (A) accepted employment with Parent and (B) executed the Employment Agreement attached as Exhibit E, and such Employment Agreements shall be in full force and effect.

        (C) Each of the employees listed in Schedules 6.15(c) shall have executed an amendment to their existing severance agreement in the form attached as Exhibit F, and such amendment shall be in full force and effect.

        (D) Each of the employees listed in Schedule 6.15(d) shall have executed an amendment to their existing severance agreement in the form attached as Exhibit G, and such amendment shall be in full force and effect.

        (E) The percentages of employees specified in Rows A, B, C, D and E of Schedule 7.3(f) shall have accepted employment with Parent, subject to the additional terms and conditions set forth therein.

      (g)  OEM Agreement.  The Company shall have entered into an OEM license agreement that meets the requirements of Schedule 7.3(g).

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

    Section 8.1  Termination.  At any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, this Agreement may be terminated and the Merger abandoned:

      (a) by mutual consent of the Boards of Directors of Parent and the Company;

      (b) by either Parent or the Company, by written notice to the other party, if the Closing shall not have occurred on or before September 14, 2002 or such later date as may be agreed upon in writing by the parties hereto (the "Final Date"); provided, however, that the Final Date shall, at the election of either party, be extended to October 14, 2002 if the Closing shall not have occurred by September 14, 2002 because (i) any of the determinations required by Section 2.7(d) have not been completed and (ii) the failure of such determinations to be completed or the failure of the Merger to occur on or before the Final Date has not principally been caused by action or failure to act constituting a breach, in any material respect, of this Agreement, by the party seeking such extension and (iii) all other conditions set forth in Article VII have been satisfied or waived;

      (c) by Parent, by written notice to the Company, if (i) any of the Company's representations and warranties in the Agreement would be inaccurate if made as of the time of such notice, or the Company shall have breached any of its covenants, agreements or obligations in this Agreement, and (ii) the condition set forth in Section 7.3(a) would not be satisfied if such inaccuracy or breach were to remain uncured, and (iii) such inaccuracy or breach, if curable, shall not have been cured within thirty (30) business days after receipt by the Company of written notice of such inaccuracy or breach;

      (d) by the Company, by written notice to Parent, if (i) any of Parent's representations and warranties in this Agreement would be inaccurate if made as of the time of such notice, or Parent shall have breached any of its covenants, agreements or obligations in this Agreement, and (ii) the condition set forth in Section 7.2(a) would not be satisfied if such inaccuracy or breach were to remain uncured, and (iii) such inaccuracy or breach shall not have been cured within thirty (30) business days after receipt by Parent of written notice of such inaccuracy or breach;

      (e) by Parent, by written notice to the Company, if: (i) a Trigger Event shall have occurred or a Takeover Proposal shall have been made and, in either case, shall not have been absolutely and unconditionally abandoned or withdrawn, and the Board of Directors of the Company, if so requested by Parent, does not within ten (10) business days of such request, (A) reconfirm its unanimous recommendation of this Agreement and the transactions contemplated hereby, and (B) (in the case of a Takeover Proposal or Trigger Event involving a tender or exchange offer) reject such Takeover Proposal or Trigger Event; (ii) the Board of Directors of the Company shall have failed to unanimously recommend that the Company's stockholders vote to approve the Merger and adopt this Agreement (a "Recommendation"), or shall have withdrawn (including by failing to include such Recommendation in the Proxy Statement) or modified its Recommendation in a manner adverse to Parent, or shall have resolved to do any of the foregoing; (iii) the Board of Directors of the Company shall have recommended, endorsed, accepted, approved, or otherwise agreed to a Takeover Proposal or shall have resolved to do any of the foregoing; or (iv) the Company or any Company Representative shall have failed to comply with Section 5.2.

      (f)  by either Parent or the Company, by written notice to the other party, if: (i) any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable, provided such party used commercially reasonable efforts to have such injunction or other order lifted or (ii) any required vote of the stockholders of the Company shall not have been obtained at a duly held meeting of stockholders or at any adjournment thereof (provided that the right to terminate this Agreement under this clause (ii) shall not be available to the Company where the failure to obtain such stockholder approval shall have been caused by the action or failure to act of the Company and such action or failure constitutes a breach of this Agreement); or

      (g) by the Company, by written notice to Parent and compliance with the provisions of this Section 8.1(g), if (i) the Company has received a Takeover Proposal constituting a Superior Proposal, the Board of Directors of the Company in accordance with Section 5.2 has determined that it desires to approve entering into a written agreement providing for such Superior Proposal and has notified Parent in writing of such desire; and (ii) five (5) business days have elapsed after Parent's receipt of such written notification (which notification shall include a copy of such Superior Proposal and a description of any additional material non-written modifications thereof), and during such five (5) business day period the Company has reasonably cooperated with Parent with the intent of enabling Parent to make an offer that is at least as favorable to the stockholders of the Company as such Superior Proposal; and (iii) prior to 6 p.m. California time on the fifth business day of such five (5) business day period Parent has not made an offer that is at least as favorable to the Company's stockholders as such Superior Proposal (and, in the case of a Superior Proposal within the scope of clause (B) of the second sentence of Section 5.2, Parent has not waived the condition set forth in Section 7.3(b)); and (iv) at the end of such five (5) business day period the Board of Directors of the Company reasonably believes that such Takeover Proposal continues to be a Superior Proposal; and (v) the Company prior to such termination pays to

  Parent in immediately available funds all amounts required to be paid pursuant to Section 8.3(b). The Company agrees to notify Parent promptly if its desire to enter into a written agreement with respect to the Superior Proposal referred to in its notification shall change at any time after giving such notification.

    Section 8.2  Effect of Termination.  In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective officers, directors, stockholders or affiliates; provided that (a) the provisions of Section 6.4 and Section 8.3, this Section 8.2 and Article IX shall remain in full force and effect and survive any termination of this Agreement, and (b) nothing herein shall relieve any party from liability in connection with a willful or intentional breach of any of such party's representations or warranties set forth in this Agreement or the breach of any such party's covenants or agreements set forth in this Agreement.

    Section 8.3  Expenses and Termination Fees.

      (a) Except as provided in subsections (b) and (c) of this Section 8.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including the fees and expenses of its advisers, accountants and legal counsel) shall be paid by the party incurring such expense, except that expenses incurred in connection with printing the Proxy Materials and the Registration Statement, registration, and filing fees incurred in connection with the Registration Statement, the Proxy Materials and the listing of additional shares pursuant to Section 7.2(b), and fees, costs and expenses associated with compliance with applicable Blue Sky securities laws in connection with the Merger and filing fees under the HSR Act shall be shared equally by the Company and Parent.

      (b) In the event that: (i) Parent shall terminate this Agreement pursuant to Section 8.1(e); (ii) the Company shall terminate this Agreement pursuant to Section 8.1(g); or (iii) Parent or the Company shall terminate this Agreement pursuant to Section 8.1(b) or Section 8.1(f)(ii) and, prior to such termination pursuant to Section 8.1(b) or Section 8.1(f)(ii), there shall have been (A) a Trigger Event with respect to the Company, or (B) a Takeover Proposal with respect to the Company, in either case which at the time of such termination shall not have been absolutely and unconditionally withdrawn or abandoned by the other party thereto, then, in each such event, in addition to any other remedies Parent may have, the Company shall pay to Parent (1) in the case of a termination described in Section 8.3(b)(i) or Section 8.3(b)(ii), the sum of five million five hundred thousand dollars ($5,500,000) (provided, however, that if Section 5.2(ii)(B) is applicable to such termination, the amount payable by the Company shall be two million six hundred thousand dollars ($2,600,000), and (2) in the case of a termination described in Section 8.3(b)(iii) , if within twelve (12) months of a termination described in Section 8.3(b)(iii) any Takeover Proposal or any Trigger Event shall be consummated or any letter of intent or preliminary or definitive agreement with respect thereto shall be signed, the sum of five million five hundred thousand dollars ($5,500,000) (provided, however, that the amount payable by the Company shall be five million dollars ($5,000,000) if the Takeover Proposal or Trigger Event shall be consummated with a person or entity other than the person or entity making the Takeover Proposal or Trigger Event which originally triggered the right of termination under Section 8.1(b) or Section 8.1(f)(ii) or with an affiliate of such person or entity). The payments required by this Section 8.3(b) shall be made within two (2) business days after termination in the case of a termination by Parent pursuant to Section 8.1(e), prior to termination in the event of a termination by the Company pursuant to Section 8.1(g), and upon the earlier of the consummation of a Trigger Event or Takeover Proposal or the execution and delivery of any letter of intent or preliminary or definitive agreement with respect to a Takeover Proposal in the event of termination pursuant to Section 8.1(b) or Section 8.1(f)(ii) . Solely for purposes of Section 8.3(b), all references to fifteen percent (15%) in the definition of the term "Takeover Proposal" shall be increased to forty percent (40%) and all references to eighty five percent (85%) therein shall be reduced to sixty percent (60%).

    Section 8.4  Amendment.  Subject to Section 251(d) of the DGCL, the boards of directors of the parties hereto may cause this Agreement to be amended at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

    Section 8.5  Extension; Waiver.  At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

ARTICLE IX
GENERAL PROVISIONS

    Section 9.1  Non-Survival at Effective Time.  The representations, warranties, covenants and agreements set forth in this Agreement shall terminate at the Effective Time, except that the agreements set forth in Article II, Section 6.4 (Confidentiality), Section 6.5 (Public Disclosure) Section 6.9 (Employee Benefit Plans), Section 6.10 (Form S-8), Section 6.12 (Indemnification), Section 6.18 (Further Assurances), Section 8.2 (Effect of Termination), Section 8.3 (Expenses and Termination Fees), Section 8.4 (Amendment), and this Article IX shall survive the Effective Time.

    Section 9.2  Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be addressed to the intended recipient as set forth below):

(a) if to Parent or Merger Sub, to:
Synopsys, Inc. 700 East Middlefield Road Mountain View, CA 94043 Attention: General Counsel Telephone No.: (650) 584-5000 Facsimile No.: (650) 584-4396
with a copy to:
Brobeck, Phleger & Harrison LLP Two Embarcadero Place 2200 Geng Road Palo Alto, California 94303 Attention: Rod J. Howard, Esq. Telephone No.: (650) 424-0160 Facsimile No.: (650) 496-2885

(b) if to the Company, to:
IKOS Systems, Inc. 79 Great Oaks Blvd. San Jose, CA 95119 Attention: CEO Telephone No.: (408) 284-0400 Facsimile No: (408) 361-9698
with a copy to:
Gray Cary Ware & Freidenrich LLP 400 Hamilton Avenue Palo Alto, CA 94301 Attention: James M. Koshland Diane Holt Frankle Telephone No.: (650) 833-2000 Facsimile No.: (650) 833-2001

All notices so given shall be effective upon receipt, and shall in any event be deemed received (a) three (3) calendar days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one (1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) upon telephonic confirmation of delivery, if delivered by facsimile transmission

    Section 9.3  Interpretation.

      (a) Prior to the Effective Time: (i) nothing in this Agreement shall be construed as establishing a joint venture, strategic alliance, or license between Parent or any of its Subsidiaries, on the one hand, and the Company or any of its Subsidiaries, on the other hand, and (ii) nothing in this Agreement shall be construed to require Parent or any of its Subsidiaries to make any investment of cash or other property in or any loan to the Company or any of its Subsidiaries.

      (b) When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used in this Agreement shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Agreement means that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Agreement, the phrases "the date of this Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to July 2, 2001. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    Section 9.4  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    Section 9.5  Entire Agreement; Nonassignability; Parties in Interest.  This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Schedules, including the Company Disclosure Schedule and the Parent Disclosure Schedule (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, excluding the Confidentiality Agreement to the extent provided by Section 6.4 herein; (b) shall not be assigned by operation of law or otherwise except as otherwise specifically provided; and (c) are not intended to, and shall not be construed as, conferring upon any person other than the parties hereto any rights or remedies.

    Section 9.6  Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

    Section 9.7  Remedies Cumulative.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

    Section 9.8  Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court located within the County of New Castle in the State of Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

    Section 9.9  Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

[Signature page follows.]

    IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement and Plan of Merger and Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

SYNOPSYS, INC.
By:	/s/ Aart de Geus
Name:	Aart de Geus
Title:	CEO
IKOS SYSTEMS, INC.
By:	/s/ Ramon Nuñez
Name:	Ramon Nuñez
Title:	CEO
OAK MERGER CORPORATION
By:	/s/ Steven K. Shevick
Name:	Steven K. Shevick
Title:	Vice President

SIGNATURE PAGE TO AGREEMENT AND
PLAN OF MERGER AND REORGANIZATION

FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

    This FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "Amendment") is made and entered into as of August 1, 2001, by and among Synopsys, Inc., a Delaware corporation ("Parent"), Oak Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Synopsys ("Merger Sub") and IKOS Systems, Inc., a Delaware corporation (the "Company").

    WHEREAS, Parent, Merger Sub and the Company entered into that certain Agreement and Plan of Merger and Reorganization by and among Parent, Merger Sub and the Company dated July 2, 2001 (the "Merger Agreement"); and

    WHEREAS, the parties desire to amend a certain provision of the Merger Agreement.

    THEREFORE, the parties hereby agree as follows:

    1.  Section 6.9(g) is hereby amended to add the following sentence to the end of Section 6.9(g):

    "In the event that (1) the Closing Date occurs prior to June 30, 2002 pursuant to Section 2.7(b)(i) of the Merger Agreement and (2) the Contingent Consideration is $9.00, then the dollar amount of the Bonus Plan available for distribution to Company employees shall be $5.0 million."

    2.  Capitalized terms that are not defined herein have the same meaning given to them in the Merger Agreement. Except as amended hereby, all other provisions of the Merger Agreement shall continue in full force and effect.

    IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this First Amendment to the Agreement and Plan of Merger and Reorganization to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

SYNOPSYS, INC.
By:	/s/ ROBERT B. HENSKE
Name:	Robert B. Henske
Title:	Chief Financial Officer
OAK MERGER CORPORATION
By:	/s/ ROBERT B. HENSKE
Name:	Robert B. Henske
Title:	President
IKOS SYSTEMS, INC.
By:	/s/ JOSEPH W. ROCKOM
Name:	Joseph W. Rockom
Title:	Chief Financial Officer

IKOS SYSTEMS, INC.

June 16, 2000

Mentor Graphics Corporation
8005 S.W. Boeckman Road
Wilsonville, Oregon 97070-7777

CONFIDENTIALITY AGREEMENT

Ladies and Gentlemen:

    In connection with your possible interest in an acquisition or other business combination (the "Transaction") involving IKOS, Inc. (the "Company"), you have requested that we or our representatives furnish you or your representatives with certain information relating to the Company or the Transaction. All such information (whether written, electronic or oral) furnished (whether before or after the date hereof) by us or our directors, officers, employees, affiliates, representatives (including, without limitation, financial advisors, attorneys and accountants) or agents (collectively, "our Representatives") to you or your directors, officers, employees, affiliates, representatives (including, without limitation, financial advisors, attorneys and accountants) or agents or your potential sources of financing for the Transaction (collectively, "your Representatives") and all analyses, compilations, forecasts, studies or other documents prepared by you or your Representatives in connection with your or their review of, or your interest in, the Transaction which contain or reflect any such information is hereinafter referred to as the "Information". The term Information will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by you or your Representatives, (ii) is developed independently by Recipient without use of the Discloser's confidential information; or (iii) is or becomes available to you on a nonconfidential basis from a source (other than us or our Representatives) which, to the best of your knowledge after due inquiry, is not prohibited from disclosing such information to you by a legal, contractual or fiduciary obligation to us.

    Accordingly, you hereby agree that:

     1. You and your Representatives (i) will keep the Information confidential and will not (except as permitted by paragraph 3 below), without our prior written consent, disclose any Information in any manner whatsoever, and (ii) will not use any Information other than in connection with the Transaction; provided, however, that you may reveal the Information to your Representatives (a) who need to know the Information for the purpose of evaluating the Transaction, (b) who are informed by you of the confidential nature of the Information and (c) who agree to act in accordance with the terms of this letter agreement. You will cause your Representatives to observe the terms of this letter agreement, and you will be responsible for any breach of this letter agreement by any of your Representatives. The term of this agreement is five years.

     2. Neither party will (except as permitted by paragraph 3 below), without the other party's prior written consent, disclose to any person the fact that the Information exists or has been made available, that you are considering the Transaction or any other transaction involving the Company, or that discussions or negotiations are taking or have taken place concerning the Transaction or involving the Company or any term, condition or other fact relating to the Transaction or such discussions or negotiations, including, without limitation, the status thereof.

    3.  In the event that you or any of your Representatives are requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Information, you will notify us promptly so that we may seek a protective order or other appropriate remedy or, in our sole discretion,

1

waive compliance with the terms of this letter agreement. In the event that no such protective order or other remedy is obtained, or that the Company waives compliance with the terms of the letter agreement, you will furnish only that portion of the Information which you are advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

     4. If you determine not to proceed with the Transaction, you will promptly inform the Company of that decision.

     5. At any time upon the request of the Company or any of our Representatives, and in any event upon your decision not to proceed with a Transaction, you will either (i) promptly destroy all copies of the written or electronic Information in your or your Representatives' possession and confirm such destruction to us in writing, or (ii) promptly deliver to the Company at your own expense all copies of the written Information in your or your Representatives' possession. Any oral Information will continue to be subject to the terms of this letter agreement.

     6. You acknowledge that neither we, nor our affiliates, nor our other Representatives, nor any of our or their respective officers, directors, employees, agents or controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended, makes any express or implied representation or warranty as to the accuracy or completeness of the Information, and you agree that no such person will have any liability relating to the Information or for any errors therein or omissions therefrom. You further agree that you are not entitled to rely on the accuracy or completeness of the Information and that you will be entitled to rely solely on such representations and warranties as may be included in any definitive agreement with respect to the Transaction, subject to such limitations and restrictions as may be contained therein.

     7. Each party agrees that, for a period of six months from the date of this letter agreement, it will not, directly or indirectly, solicit for employment any employee of the other party or any of its subsidiaries with whom a party had contact or who became known to that party in connection with the Transaction; provided, however, that the foregoing provision will not prevent a party from employing any such person who contacts the other party on his or her own initiative without any direct or indirect solicitation by or encouragement.

     8. You agree that, for a period of six months from the date of this Confidentiality Agreement, neither you nor any of your affiliates will, without the prior written consent of the Company or the Company's Board of Directors: (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company or any subsidiary thereof, or of any successor corporation; (ii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the Rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company; (iii) make any public announcement with respect to, or submit a proposal for, or offer of any extraordinary transaction involving the Company or its securities or assets; (iv) form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in connection with any of the foregoing; provided, however, that the provisions of this paragraph 8 shall not apply if during the six month effective period of this paragraph the Company shall voluntarily join with any other entity in any of the activities listed in clauses (i), (ii), (iii) or (iv) above, or if another entity shall announce an intent to acquire Company or engage in either of the activities listed in clauses (ii) or (iii) above. You will promptly advise the Company of any inquiry or proposal made to it with respect to any of the foregoing.

     9. You acknowledge and agree that (a) we and our Representatives are free to conduct the process leading up to a possible Transaction as we and our Representatives, in our sole discretion, determine (including, without limitation, by negotiating with any prospective buyer and entering into a

2

preliminary or definitive agreement without prior notice to you or any other person). (b) we reserve the right, in our sole discretion, to change the procedures relating to our consideration of the Transaction at any time without prior notice to you or any other person, to reject any and all proposals made by you or any of your Representatives with regard to the Transaction, and to terminate discussions and negotiations with you at any time and for any reason, and (c) unless and until written definitive agreement concerning the Transaction has been executed, neither we nor any of our Representatives will have any liability to you with respect to the Transaction, whether by virtue of this letter agreement, any other written or oral expression with respect to the Transaction, whether by virtue of this letter agreement, any other written or oral expression with respect to the Transaction or otherwise.

    10. You acknowledge that remedies at law may be inadequate to protect us against any actual or threatened breach of this letter agreement by you or by your Representatives, and, without prejudice to any other rights and remedies otherwise available to us, you agree that Company may seek the granting of injunctive relief in our favor without proof of actual damages. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction reaches a final, nonappealable decision, then the prevailing party shall reimburse the other party for its costs and expenses (including, without limitation, legal fees and expenses) incurred in connection with all such litigation.

    11. You are aware, and you will advise your Representatives who are informed of the matters that are the subject of this letter agreement, of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

    12. You agree that no failure or delay by us in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

    13. This letter agreement will be governed by and construed in accordance with the laws of the State of California applicable to contracts between residents of that State and executed in and to be performed in that State.

    14. This letter agreement contains the entire agreement between you and us concerning the confidentiality of the Information, and no modifications of this letter agreement or waiver of the terms and conditions hereof will be binding upon you or us, unless approved in writing by each of you and us.

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    Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this letter enclosed herewith.

Sincerely,
IKOS, Inc.
		By:	/s/ LARRY MELLING
		Name:	Larry Melling
		Title:	VP Business Development
Accepted and Agreed as of the date first written above:
MENTOR GRAPHICS CORPORATION
By:	/s/ DEAN FREED
Name:	VP & Gen. Counsel
Title:	6/19/2000

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[Mentor Graphics Corporation Letterhead]

Mentor Graphics Corporation
8005 S.W. Boeckman Road
Wilsonville, Oregon 97070-7777
(503) 685-7000
 www.mentor.com

December 6, 2001

VIA HAND DELIVERY
IKOS Systems, Inc.
79 Great Oaks Boulevard
San Jose, CA 95119

Dear Sirs:

    Pursuant to Section 803.5(a)(1) of the Rules of the Federal Trade Commission (the "Commission") under Section 7A of the Clayton Act as added by Title II of the Hart-Scott-Rodino Antirust Improvements Act of 1976 (the "Act"), you are hereby notified as follows:

    1.  The acquiring person is Mentor Graphics Corporation ("Mentor") and its subsidiaries.

    2.  Mentor intends to acquire voting securities of IKOS Systems, Inc. ("IKOS").

    3.  Mentor intends to make a tender offer to acquire 100% of the outstanding shares of Common Stock of IKOS, including the associated preferred stock purchase rights. As a result of the acquisition Mentor will hold 9,225,0001 shares of IKOS Common Stock. Mentor believes that IKOS has the following additional class of securities: Preferred Stock. Mentor will not seek to acquire any such additional classes of securities.

    4.  The foregoing acquisition may be subject to the Act and Mentor is filing notification under the Act with the Commission and the Assistant Attorney General in charge of the Antitrust Division of the United States Department of Justice (the "Assistant Attorney General").

    5.  It is anticipated that such notification will be received by the Commission and the Assistant Attorney General on December 10, 2001.

    6.  The person within which IKOS is included may be required to file notification under the Act.

Very truly yours, Mentor Graphics Corporation
By:	/s/ GREGORY K. HINKLEY
Name: Gregory K. Hinkley
Title:

1
Share number is based upon the latest publicly-available share information included in IKOS Systems, Inc.'s Schedule 14A filed with the Securities and Exchange Commission on October 31, 2001.

1

AMENDMENT NO. 1 TO AGREEMENT

    This Amendment No. 1 to the Agreement between IKOS Systems, Inc. (the "Company") and the undersigned employee of the Company ("Employee") dated February 2, 1999 is made as of this 26th day of June 2001.

    WHEREAS, the Company and Employee are party to that certain Agreement dated February 2, 1999 (the "Agreement") by which Company has agreed to pay Employee the severance benefits specified therein under certain circumstances;

    WHEREAS, Synopsys, Inc. has agreed to acquire the Company (the "Acquisition").

    WHEREAS, as a result of the Acquisition, the Company and Employee wish to amend the Agreement in order to make certain changes thereto.

    NOW, THEREFORE, in consideration of Synopsys' willingness to complete the Acquisition and of the premises and mutual covenants and agreements hereinafter set forth, the parties agree as follows.

    1.  Amendment to Section 1.  Section 1 of the Agreement is hereby amended to read in its entirety as follows:

      "1.  Severance.  If, within two years after the date of closing of the Acquisition (the "Closing Date"), Synopsys terminates Employee's employment without "Cause" (as defined below) or Employee terminates his employment with Synopsys within 60 days of (i) Employee being required to move his office to a location more than thirty (30) miles from the Company's principal place of business as it exists on the date immediately prior to the Closing Date, or (ii) Employee's base salary immediately prior to the Closing Date being reduced, Employee shall continue to receive the base salary (including the target bonus for which Employee would have been eligible had Employee remained employed through the year in which Employee terminated, paid ratably over the period in which Employee receives severance), vacation pay, and the insurance and health benefits he received immediately prior to the Date of Termination (as defined below) until the earlier of (x) the end of the Non-Compete Period (as defined below), and (y) the date on which Employee violates any of the agreements contained in Section 3 below. Employee shall not be entitled to receive any other compensation or benefits, including, without limitation, additional stock options grants, bonus or other pay. Existing unvested stock options will vest 100% as of the termination date. Notwithstanding the foregoing, if Synopsys releases the Employee from the restrictions contained in Section 3 below, at any time after the first anniversary of the Closing Date, such release shall terminate Synopsys' obligation to continue the base salary, bonus, vacation and benefits as stated above."

    2.  Addition of New Section 3.  The Agreement is hereby amended to add a new Section 3 to read in its entirely as follows:

      3.  Noncompetition Agreement.

        (a) Employee understands and agrees that this amendment to the Agreement is entered into in connection with the merger of the Company with and into Synopsys. Employee further understands and agrees that he was a substantial shareholder of the Company and a key and significant member of either the management and/or the technical workforce of the Company and that he will receive substantial consideration as a result of Synopsys' purchase of his stock interest in the Company. Employee and the Company both agree that the Company is engaged in its business in each of the fifty states of the United States and certain other countries throughout the world and that following the Acquisition, the Company and Synopsys will continue conduct such business in all parts of the United States and certain other countries throughout the world.

        (b) Employee agrees that at all times during the Non-Compete Period, as defined below, not, as an employee, agent, consultant, advisor, independent contractor, general partner, officer, director, stockholder, investor, lender or guarantor of any corporation, partnership or other entity (including, but not limited to, Cadence Design Systems, Inc., Mentor Graphics Corporation, Tharas Systems, Inc., Aptix Corporation or Axis Corporation), or in any other capacity to directly or indirectly:

           (i) participate in the "Business" (as defined below) anywhere in the United States or in any of the countries in which the Company conducts business as of the Closing Date;

          (ii) permit his name to be used in connection with any effort involving the Business;

          (iii) call upon any person who is, at the time the person is called upon, an employee of the Company or Synopsys for the purpose or with the intent of soliciting such employee away from or out of the employ of the Company or Synopsys; or

          (iv) call upon any person who is, at the time the person is called upon, a customer of the Company or Synopsys for the purpose of soliciting or selling products or services that relate to the Business.

        (c) For purposes of this agreement "Business" means any business, activity or arrangement that engages in the design, development, manufacturing, marketing or sale of integrated circuit emulation or hardware-based simulation acceleration products.

        (d) "Non-Compete Period" means the period commencing on the closing date of the Acquisition and continuing until the earlier of (1) one year after the date of termination of Employee's employment and (2) the second anniversary of the closing date of the Acquisition.

        (e) Notwithstanding the foregoing, Employee may (i) serve as an employee or consultant for either Cadence Design Systems, Inc. or Mentor Graphics, Inc. or their successors, provided that Employee does not participate in, provide any services for or any benefit to activities within those entities which meet the definition of "Business"; and (ii) own, directly or indirectly, solely as an investment, up to one percent (1%) of any class of "publicly traded securities" of any business that is competitive or substantially similar to the Business. The term "publicly traded securities" shall mean securities that are traded on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System.

        (f)  If any restriction set forth in this non-competition section is found by a court to be unreasonable, then Employee agrees, and hereby submits, to the reduction and limitation of such prohibition to such area and/or period as shall be deemed reasonable. Employee acknowledges that the services that he provides to the Company are unique and that irreparable harm will be suffered by the Company and Synopsys in the event of the breach by the Employee of any of his obligations under this agreement, and that the Company and Synopsys will be entitled, in addition to its other rights, to enforce by an injunction or decree of specific performance the obligations set forth in this agreement. Any claims asserted by Employee against Synopsys shall not constitute a defense in any injunction action brought by Synopsys to obtain specific enforcement of this non-competition section.

    3.  Addition of New Section 4.  The Agreement is hereby amended to add a new Section 4 to read in its entirety as follows:

      4.  Successors and Assigns.  This Agreement shall inure to the benefit of each party's successors and assigns. The parties specifically agree that Synopsys shall be considered a third party beneficiary under this Agreement and shall be entitled to enforce all of the terms herein.

    4.  Amendment to Section Numbers.  Former Section numbers 3 through 9 are hereby amended to be Section numbers 5 through 11, respectively.

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    5.  No Other Amendment.  Other than as set forth above, no other provisions of the Agreement are amended or changed.

    6.  Effectiveness of Amendment.  This Agreement shall be effective upon the closing date of the Acquisition.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

IKOS SYSTEMS, INC.		EMPLOYEE
By:	/s/ JOSEPH ROCKOM	/s/ THOMAS GARDNER
Thomas Gardner
Title:
CFO

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AMENDMENT NO. 1 TO AGREEMENT

    This Amendment No. 1 to the Agreement between IKOS Systems, Inc. (the "Company") and the undersigned employee of the Company ("Employee") dated June 2, 1994 is made as of this 26th day of June 2001.

    WHEREAS, the Company and Employee are party to that certain Agreement dated June 2, 1994 (the "Agreement") by which Company has agreed to pay Employee the severance benefits specified therein under certain circumstances;

    WHEREAS, Synopsys, Inc. has agreed to acquire the Company (the "Acquisition").

    WHEREAS, as a result of the Acquisition, the Company and Employee wish to amend the Agreement in order to make certain changes thereto.

    NOW, THEREFORE, in consideration of Synopsys' willingness to complete the Acquisition and of the premises and mutual covenants and agreements hereinafter set forth, the parties agree as follows.

    1.  Amendment to Section 1. Section 1 of the Agreement is hereby amended to read in its entirety as follows:

        "1. Severance. If, within two years after the date of closing of the Acquisition (the "Closing Date"), Synopsys terminates Employee's employment without "Cause" (as defined below) or Employee terminates his employment with Synopsys within 60 days of (i) Employee being required to move his office to a location more than thirty (30) miles from the Company's principal place of business as it exists on the date immediately prior to the Closing Date, or (ii) Employee's base salary immediately prior to the Closing Date being reduced, Employee shall continue to receive the base salary (including the target bonus for which Employee would have been eligible had Employee remained employed through the year in which Employee terminated, paid ratably over the period in which Employee receives severance), vacation pay, and the insurance and health benefits he received immediately prior to the Date of Termination (as defined below) until the earlier of (x) the end of the Non-Compete Period (as defined below), and (y) the date on which Employee violates any of the agreements contained in Section 3 below. Employee shall not be entitled to receive any other compensation or benefits, including, without limitation, additional stock options grants, bonus or other pay. Existing unvested stock options will vest 100% as of the termination date. Notwithstanding the foregoing, if Synopsys releases the Employee from the restrictions contained in Section 3 below, at any time after the first anniversary of the Closing Date, such release shall terminate Synopsys' obligation to continue the base salary, bonus, vacation and benefits as stated above."

    2.  Addition of New Section 3. The Agreement is hereby amended to add a new Section 3 to read in its entirely as follows:

      3.  Noncompetition Agreement.

        (a) Employee understands and agrees that this amendment to the Agreement is entered into in connection with the merger of the Company with and into Synopsys. Employee further understands and agrees that he was a substantial shareholder of the Company and a key and significant member of either the management and/or the technical workforce of the Company and that he will receive substantial consideration as a result of Synopsys' purchase of his stock interest in the Company. Employee and the Company both agree that the Company is engaged in its business in each of the fifty states of the United States and certain other countries throughout the world and that following the Acquisition, the Company and Synopsys will continue conduct such business in all parts of the United States and certain other countries throughout the world.

        (b) Employee agrees that at all times during the Non-Compete Period, as defined below, not, as an employee, agent, consultant, advisor, independent contractor, general partner,

    officer, director, stockholder, investor, lender or guarantor of any corporation, partnership or other entity (including, but not limited to, Cadence Design Systems, Inc., Mentor Graphics Corporation, Tharas Systems, Inc., Aptix Corporation or Axis Corporation), or in any other capacity to directly or indirectly:

           (i) participate in the "Business" (as defined below) anywhere in the United States or in any of the countries in which the Company conducts business as of the Closing Date;

          (ii) permit his name to be used in connection with any effort involving the Business;

          (iii) call upon any person who is, at the time the person is called upon, an employee of the Company or Synopsys for the purpose or with the intent of soliciting such employee away from or out of the employ of the Company or Synopsys; or

          (iv) call upon any person who is, at the time the person is called upon, a customer of the Company or Synopsys for the purpose of soliciting or selling products or services that relate to the Business.

        (c) For purposes of this agreement "Business" means any business, activity or arrangement that engages in the design, development, manufacturing, marketing or sale of integrated circuit emulation or hardware-based simulation acceleration products.

        (d) "Non-Compete Period" means the period commencing on the closing date of the Acquisition and continuing until the earlier of (1) one year after the date of termination of Employee's employment and (2) the second anniversary of the closing date of the Acquisition.

        (e) Notwithstanding the foregoing, Employee may (i) serve as an employee or consultant for either Cadence Design Systems, Inc. or Mentor Graphics, Inc. or their successors, provided that Employee does not participate in, provide any services for or any benefit to activities within those entities which meet the definition of "Business"; and (ii) own, directly or indirectly, solely as an investment, up to one percent (1%) of any class of "publicly traded securities" of any business that is competitive or substantially similar to the Business. The term "publicly traded securities" shall mean securities that are traded on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System.

        (f)  If any restriction set forth in this non-competition section is found by a court to be unreasonable, then Employee agrees, and hereby submits, to the reduction and limitation of such prohibition to such area and/or period as shall be deemed reasonable. Employee acknowledges that the services that he provides to the Company are unique and that irreparable harm will be suffered by the Company and Synopsys in the event of the breach by the Employee of any of his obligations under this agreement, and that the Company and Synopsys will be entitled, in addition to its other rights, to enforce by an injunction or decree of specific performance the obligations set forth in this agreement. Any claims asserted by Employee against Synopsys shall not constitute a defense in any injunction action brought by Synopsys to obtain specific enforcement of this non-competition section.

    3.  Addition of New Section 4. The Agreement is hereby amended to add a new Section 4 to read in its entirety as follows:

      4.  Successors and Assigns. This Agreement shall inure to the benefit of each party's successors and assigns. The parties specifically agree that Synopsys shall be considered a third party beneficiary under this Agreement and shall be entitled to enforce all of the terms herein.

2

    4.  Amendment to Section Numbers. Former Section numbers 3 through 9 are hereby amended to be Section numbers 5 through 11, respectively.

    5.  No Other Amendment. Other than as set forth above, no other provisions of the Agreement are amended or changed.

    6.  Effectiveness of Amendment. This Agreement shall be effective upon the closing date of the Acquisition.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

IKOS SYSTEMS, INC.		EMPLOYEE
By:	/s/ JOSEPH ROCKOM	/s/ DANIEL HAFEMAN
Title:	CFO	Daniel Hafeman

3

AMENDMENT NO. 1 TO AGREEMENT

    This Amendment No. 1 to the Agreement between IKOS Systems, Inc. (the "Company") and the undersigned employee of the Company ("Employee") dated June 2, 1994 is made as of this 26th day of June 2001.

    WHEREAS, the Company and Employee are party to that certain Agreement dated June 2, 1994 (the "Agreement") by which Company has agreed to pay Employee the severance benefits specified therein under certain circumstances;

    WHEREAS, Synopsys, Inc. has agreed to acquire the Company (the "Acquisition").

    WHEREAS, as a result of the Acquisition, the Company and Employee wish to amend the Agreement in order to make certain changes thereto.

    NOW, THEREFORE, in consideration of Synopsys' willingness to complete the Acquisition and of the premises and mutual covenants and agreements hereinafter set forth, the parties agree as follows.

    1.  Amendment to Section 1.  Section 1 of the Agreement is hereby amended to read in its entirety as follows:

      "1.  Severance.  If, within two years after the date of Closing of the Acquisition (the "Closing Date"), Synopsys terminates Employee's employment without "Cause" (as defined below) or Employee terminates his employment with Synopsys within 60 days of (i) Employee being required to move his office to a location more than thirty (30) miles from the Company's principal place of business as it exists on the date immediately prior to the Closing Date, or (ii) Employee's base salary immediately prior to the Closing Date being reduced, Employee shall continue to receive the base salary (including the target bonus for which Employee would have been eligible had Employee remained employed through the year in which Employee terminated, paid ratably over the period in which Employee receives severance), vacation pay, and the insurance and health benefits he received immediately prior to the Date of Termination (as defined below), until the earlier of (x) the end of the Non-Compete Period (as defined below), and (y) the date on which Employee violates any of the agreements contained in Section 3 below. Employee shall not be entitled to receive any other compensation or benefits, including, without limitation, additional stock options grants, bonus or other pay. Existing unvested stock options will vest 100% as of the Date of Termination. Notwithstanding the foregoing, if Synopsys releases the Employee from the restrictions contained in Section 3 below, at any time after the first anniversary of the Closing Date, such release shall terminate Synopsys' obligation to continue the base salary, bonus, vacation and benefits as stated above."

    2.  Addition of New Section 3.  The Agreement is hereby amended to add a new Section 3 to read in its entirely as follows:

      3.  Noncompetition Agreement.

        (a) Employee understands and agrees that this amendment to the Agreement is entered into in connection with the merger of the Company with and into Synopsys. Employee further understands and agrees that he was a substantial shareholder of the Company and a key and significant member of either the management and/or the technical workforce of the Company and that he will receive substantial consideration as a result of Synopsys' purchase of his stock interest in the Company. Employee and the Company both agree that the Company is engaged in its business in each of the fifty states of the United States and certain other countries throughout the world and that following the Acquisition, the Company and Synopsys will continue conduct such business in all parts of the United States and certain other countries throughout the world.

        (b) Employee agrees that at all times during the Non-Compete Period, as defined below, not, as an employee, agent, consultant, advisor, independent contractor, general partner, officer, director, stockholder, investor, lender or guarantor of any corporation, partnership or other entity (including, but not limited to, Cadence Design Systems, Inc., Mentor Graphics Corporation, Tharas Systems, Inc., Aptix Corporation or Axis Corporation), or in any other capacity to directly or indirectly:

           (i) participate in the "Business" (as defined below) anywhere in the United States or in any of the countries in which the Company conducts business as of the Closing Date;

          (ii) permit his name to be used in connection with any effort involving the Business;

          (iii) call upon any person who is, at the time the person is called upon, an employee of the Company or Synopsys for the purpose or with the intent of soliciting such employee away from or out of the employ of the Company or Synopsys; or

          (iv) call upon any person who is, at the time the person is called upon, a customer of the Company or Synopsys for the purpose of soliciting or selling products or services that relate to the Business.

        (c) For purposes of this agreement "Business" means any business, activity or arrangement that engages in the design, development, manufacturing, marketing or sale of integrated circuit emulation or hardware-based simulation acceleration products.

        (d) "Non-Compete Period" means the period commencing on the closing date of the Acquisition and continuing until the earlier of (1) one year after the date of termination of Employee's employment and (2) the second anniversary of the closing date of the Acquisition. Notwithstanding the foregoing, the Company shall, in its sole discretion, have the option to extend the Non-Competition Period for twelve additional months in consideration for continuation of the Severance for an additional twelve months. The Company will notify Stockholder of its intention to exercise this option at least sixty days prior to the expiration of the Non-Competition Period.

        (e) Notwithstanding the foregoing, Employee may (i) serve as an employee or consultant for either Cadence Design Systems, Inc. or Mentor Graphics, Inc. or their successors, provided that Employee does not participate in, provide any services for or any benefit to activities within those entities which meet the definition of "Business"; and (ii) own, directly or indirectly, solely as an investment, up to one percent (1%) of any class of "publicly traded securities" of any business that is competitive or substantially similar to the Business. The term "publicly traded securities" shall mean securities that are traded on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System.

        (f)  If any restriction set forth in this non-competition section is found by a court to be unreasonable, then Employee agrees, and hereby submits, to the reduction and limitation of such prohibition to such area and/or period as shall be deemed reasonable. Employee acknowledges that the services that he provides to the Company are unique and that irreparable harm will be suffered by the Company and Synopsys in the event of the breach by the Employee of any of his obligations under this agreement, and that the Company and Synopsys will be entitled, in addition to its other rights, to enforce by an injunction or decree of specific performance the obligations set forth in this agreement. Any claims asserted by Employee against Synopsys shall not constitute a defense in any injunction action brought by Synopsys to obtain specific enforcement of this non-competition section.

2

    3.  Addition of New Section 4.  The Agreement is hereby amended to add a new Section 4 to read in its entirety as follows:

      4.  Successors and Assigns.  This Agreement shall inure to the benefit of each party's successors and assigns. The parties specifically agree that Synopsys shall be considered a third party beneficiary under this Agreement and shall be entitled to enforce all of the terms herein.

    4.  Amendment to Section Numbers.  Former Section numbers 3 through 9 are hereby amended to be Section numbers 5 through 11, respectively.

    5.  No Other Amendment.  Other than as set forth above, no other provisions of the Agreement are amended or changed.

    6.  Effectiveness of Amendment.  This Agreement shall be effective upon the closing date of the Acquisition.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

IKOS SYSTEMS, INC.		EMPLOYEE
By:	/s/ JOSEPH ROCKOM	/s/ RAMON NUNEZ
Ramon Nunez
Title:
CFO

3

AMENDMENT NO. 1 TO AGREEMENT

    This Amendment No. 1 to the Agreement between IKOS Systems, Inc. (the "Company") and the undersigned employee of the Company ("Employee") dated June 2, 1994 is made as of this 26th day of June 2001.

    WHEREAS, the Company and Employee are party to that certain Agreement dated June 2, 1994 (the "Agreement") by which Company has agreed to pay Employee the severance benefits specified therein under certain circumstances;

    WHEREAS, Synopsys, Inc. has agreed to acquire the Company (the "Acquisition").

    WHEREAS, as a result of the Acquisition, the Company and Employee wish to amend the Agreement in order to make certain changes thereto.

    NOW, THEREFORE, in consideration of Synopsys' willingness to complete the Acquisition and of the premises and mutual covenants and agreements hereinafter set forth, the parties agree as follows.

    1.  Amendment to Section 1. Section 1 of the Agreement is hereby amended to read in its entirety as follows:

        "1. Severance. If, within two years after the date of closing of the Acquisition (the "Closing Date"), Synopsys terminates Employee's employment without "Cause" (as defined below) or Employee terminates his employment with Synopsys within 60 days of (i) Employee being required to move his office to a location more than thirty (30) miles from the Company's principal place of business as it exists on the date immediately prior to the Closing Date, or (ii) Employee's base salary immediately prior to the Closing Date being reduced, Employee shall continue to receive the base salary (including the target bonus for which Employee would have been eligible had Employee remained employed through the year in which Employee terminated, paid ratably over the period in which Employee receives severance), vacation pay, and the insurance and health benefits he received immediately prior to the Date of Termination (as defined below) until the earlier of (x) the end of the Non-Compete Period (as defined below), and (y) the date on which Employee violates any of the agreements contained in Section 3 below. Employee shall not be entitled to receive any other compensation or benefits, including, without limitation, additional stock options grants, bonus or other pay. Existing unvested stock options will vest 100% as of the termination date. Notwithstanding the foregoing, if Synopsys releases the Employee from the restrictions contained in Section 3 below, at any time after the first anniversary of the Closing Date, such release shall terminate Synopsys' obligation to continue the base salary, bonus, vacation and benefits as stated above."

    2.  Addition of New Section 3. The Agreement is hereby amended to add a new Section 3 to read in its entirely as follows:

      3.  Noncompetition Agreement.

        (a) Employee understands and agrees that this amendment to the Agreement is entered into in connection with the merger of the Company with and into Synopsys. Employee further understands and agrees that he was a substantial shareholder of the Company and a key and significant member of either the management and/or the technical workforce of the Company and that he will receive substantial consideration as a result of Synopsys' purchase of his stock interest in the Company. Employee and the Company both agree that the Company is engaged in its business in each of the fifty states of the United States and certain other countries throughout the world and that following the Acquisition, the Company and Synopsys will continue conduct such business in all parts of the United States and certain other countries throughout the world.

        (b) Employee agrees that at all times during the Non-Compete Period, as defined below, not, as an employee, agent, consultant, advisor, independent contractor, general partner,

    officer, director, stockholder, investor, lender or guarantor of any corporation, partnership or other entity (including, but not limited to, Cadence Design Systems, Inc., Mentor Graphics Corporation, Tharas Systems, Inc., Aptix Corporation or Axis Corporation), or in any other capacity to directly or indirectly:

           (i) participate in the "Business" (as defined below) anywhere in the United States or in any of the countries in which the Company conducts business as of the Closing Date;

          (ii) permit his name to be used in connection with any effort involving the Business;

          (iii) call upon any person who is, at the time the person is called upon, an employee of the Company or Synopsys for the purpose or with the intent of soliciting such employee away from or out of the employ of the Company or Synopsys; or

          (iv) call upon any person who is, at the time the person is called upon, a customer of the Company or Synopsys for the purpose of soliciting or selling products or services that relate to the Business.

        (c) For purposes of this agreement "Business" means any business, activity or arrangement that engages in the design, development, manufacturing, marketing or sale of integrated circuit emulation or hardware-based simulation acceleration products.

        (d) "Non-Compete Period" means the period commencing on the closing date of the Acquisition and continuing until the earlier of (1) one year after the date of termination of Employee's employment and (2) the second anniversary of the closing date of the Acquisition.

        (e) Notwithstanding the foregoing, Employee may (i) serve as an employee or consultant for either Cadence Design Systems, Inc. or Mentor Graphics, Inc. or their successors, provided that Employee does not participate in, provide any services for or any benefit to activities within those entities which meet the definition of "Business"; and (ii) own, directly or indirectly, solely as an investment, up to one percent (1%) of any class of "publicly traded securities" of any business that is competitive or substantially similar to the Business. The term "publicly traded securities" shall mean securities that are traded on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System.

        (f)  If any restriction set forth in this non-competition section is found by a court to be unreasonable, then Employee agrees, and hereby submits, to the reduction and limitation of such prohibition to such area and/or period as shall be deemed reasonable. Employee acknowledges that the services that he provides to the Company are unique and that irreparable harm will be suffered by the Company and Synopsys in the event of the breach by the Employee of any of his obligations under this agreement, and that the Company and Synopsys will be entitled, in addition to its other rights, to enforce by an injunction or decree of specific performance the obligations set forth in this agreement. Any claims asserted by Employee against Synopsys shall not constitute a defense in any injunction action brought by Synopsys to obtain specific enforcement of this non-competition section.

    3.  Addition of New Section 4. The Agreement is hereby amended to add a new Section 4 to read in its entirety as follows:

      4.  Successors and Assigns. This Agreement shall inure to the benefit of each party's successors and assigns. The parties specifically agree that Synopsys shall be considered a third party beneficiary under this Agreement and shall be entitled to enforce all of the terms herein.

2

    4.  Amendment to Section Numbers. Former Section numbers 3 through 9 are hereby amended to be Section numbers 5 through 11, respectively.

    5.  No Other Amendment. Other than as set forth above, no other provisions of the Agreement are amended or changed.

    6.  Effectiveness of Amendment. This Agreement shall be effective upon the closing date of the Acquisition.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

IKOS SYSTEMS, INC.		EMPLOYEE
By:	/s/ RAMON NUÑEZ	/s/ JOSEPH ROCKOM
Title:	CEO	Joseph Rockom

3

QuickLinks

  Item 1. Subject Company Information.
  Item 2. Identity and Background of Filing Person.
  Item 3. Past Contacts, Transactions, Negotiations and Agreements.
  Item 4. The Solicitation or Recommendation.
ALTERNATIVE A(1)(5)
ALTERNATIVE B(1)(6)
  Item 5. Person/Assets, Retained, Employed, Compensated or Used.
  Item 6. Interest in Securities of the Subject Company.
  Item 7. Purposes of the Transaction and Plans or Proposal.
  Item 8. Additional Information.
  Item 9. Material to be Filed as Exhibits
  SIGNATURE
December 20, 2001
CLASS ACTION ALLEGATIONS
CLAIM FOR RELIEF
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN AND FOR NEW CASTLE COUNTY
COMPLAINT
THE PARTIES
CLASS ACTION ALLEGATIONS
SUBSTANTIVE ALLEGATIONS
IKOS BOARD RECOMMENDS THAT IKOS STOCKHOLDERS REJECT MENTOR GRAPHICS' CONTINGENT TENDER OFFER AND REAFFIRMS RECOMMENDATION OF SYNOPSYS MERGER
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION BY AND AMONG SYNOPSYS, INC. OAK MERGER CORPORATION AND IKOS SYSTEMS, INC.
TABLE OF CONTENTS
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
ARTICLE I DEFINITIONS
ARTICLE II THE MERGER
ARTICLE III REPRESENTATIONS AND WARRANTIES OF COMPANY
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
ARTICLE V CONDUCT PRIOR TO THE EFFECTIVE TIME
ARTICLE VI ADDITIONAL AGREEMENTS
ARTICLE VII CONDITIONS TO THE MERGER
ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER
ARTICLE IX GENERAL PROVISIONS
FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
AMENDMENT NO. 1 TO AGREEMENT
AMENDMENT NO. 1 TO AGREEMENT
AMENDMENT NO. 1 TO AGREEMENT
AMENDMENT NO. 1 TO AGREEMENT